[Execution]
CREDIT AGREEMENT
by and among
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender
and
THE CATO

CORPORATION
CATOSOUTH

LLC
CATO

OF TEXAS L.P.
CATOWEST,

LLC
CATO

WO LLC CATO

OF
GEORGIA, LLC
CATO

OF FLORIDA L.L.C.
CATO

OF ILLINOIS, LLC
CATO

OF NORTH CAROLINA, LLC
OHIO CATO

STORES, LLC
CATO

OF SOUTH CAROLINA,

LLC
CATO

OF TENNESSEE, LLC
CATO

OF VIRGINIA,

LLC as
Borrowers
CHW, LLC
CADEL LLC
catocorp.com, LLC
CATO

SOUTHWES
T, INC.
as Guarantors
Dated as of March 13, 2025

Table

of Contents

Page
1.
DEFINITIONS AND CONSTRUCTION

............................................................................................

1
1.1
Definitions.....................................................................................................................................

1
1.2
Accounting Terms.......................................................................................................................

25
1.3
UCC Terms

.................................................................................................................................

26
1.4
Construction

................................................................................................................................

26
1.5
Time References .........................................................................................................................

27
1.6
Payment in Full

...........................................................................................................................

27
1.7
[Reserved]

...................................................................................................................................

27
1.8
Resolution of Drafting Ambiguities............................................................................................

27
1.9
Rates............................................................................................................................................

27
1.10
Schedules and Exhibits

...............................................................................................................

28
1.11
Divisions

.....................................................................................................................................

28
2.
CREDIT FACILITY

...........................................................................................................................

28
2.1
Revolving Loans.

........................................................................................................................

28
2.2
Borrowing Procedures.................................................................................................................

29
2.3
Letter of Credit Facility...............................................................................................................

30
2.4
Payments; Prepayments.

.............................................................................................................

30
2.5
Interest and Fees. ........................................................................................................................

33
2.6
Intent to Limit Charges to

Maximum Lawful Rate.....................................................................

33
2.7
Illegality; Market Conditions

......................................................................................................

34
2.8
Increased Costs

...........................................................................................................................

34
2.9
Capital Requirements

..................................................................................................................

34
2.10
Certificates for Reimbursement

..................................................................................................

35
2.11
Delay in Requests .......................................................................................................................

35
2.12
Term SOFR Conforming Changes..............................................................................................

35
2.13
Increase in Maximum

Credit.......................................................................................................

35
2.14
Joint and Several Liability

of Borrowers.

...................................................................................

36
3.
CONDITIONS; TERM OF

AGREEMENT

.......................................................................................

39
3.1
Conditions Precedent to the Initial Revolving

Loan

...................................................................

39
3.2
Conditions Precedent to all

Revolving Loans

.............................................................................

39
3.3
Maturity.......................................................................................................................................

40
3.4
Effect of Maturity .......................................................................................................................

40
3.5
Early Termination by Borrowers ................................................................................................

40
4.
REPRESENTATIONS

AND WARRANTIES...................................................................................

40
4.1
Due Organization and Qualification

...........................................................................................

40
4.2
Due Authorization; No Conflict..................................................................................................

40
4.3
Binding Obligations; Perfected

Liens.

........................................................................................

41
4.4
Title to Assets; No Encumbrances

..............................................................................................

41
4.5
Litigation.....................................................................................................................................

41
4.6
Compliance with Laws................................................................................................................

41
4.7
No Material Adverse Effect

........................................................................................................

41
4.8
Solvency......................................................................................................................................

42
4.9
Environmental Condition

............................................................................................................

42

4.10
Complete Disclosure; Projections

...............................................................................................

42
4.11
Taxes ...........................................................................................................................................

42
4.12
Margin Stock; Investment Company

Act, Etc ............................................................................

42
4.13
OFAC; Sanctions; Anti-Corruption Laws;

Anti-Money Laundering

Laws;

Patriot Act ............

43
4.14
Employee and Labor Matters

......................................................................................................

43
4.15
ERISA

.........................................................................................................................................

43
4.16
Capitalization and Subsidiaries

...................................................................................................

43
4.17
Intellectual Property; Licenses....................................................................................................

43
4.18
Deposit Accounts; Credit Card Arrangements............................................................................

44
4.19
Material Contracts.......................................................................................................................

44
4.20
Reserved......................................................................................................................................

44
4.21
Eligible Credit Card Receivables

................................................................................................

44
4.22
Eligible Inventory

.......................................................................................................................

44
4.23
Brokers

........................................................................................................................................

44
5.
AFFIRMATIVE COVENANTS.........................................................................................................

44
5.1
Financial Statements; Borrowing

Base Certificate; Other Information

......................................

44
5.2
Notices of Material Events..........................................................................................................

45
5.3
Existence

.....................................................................................................................................

45
5.4
Maintenance of Properties

..........................................................................................................

45
5.5
Taxes ...........................................................................................................................................

45
5.6
Insurance

.....................................................................................................................................

46
5.7
Field Examinations; Appraisals

..................................................................................................

46
5.8
Compliance with Laws; OFAC; Sanctions, Etc

..........................................................................

46
5.9
Cash Management; Collection

of Proceeds of Collateral.

..........................................................

46
5.10
Physical Inventories.

...................................................................................................................

48
5.11
Further Assurances......................................................................................................................

48
5.12
Formation of Subsidiaries.

..........................................................................................................

49
5.13
Costs and Expenses

.....................................................................................................................

49
5.14
Post-Closing Actions ..................................................................................................................

50
6.
NEGATIVE COVENANTS ...............................................................................................................

50
6.1
Indebtedness................................................................................................................................

50
6.2
Liens............................................................................................................................................

50
6.3
Restrictions on Fundamental Changes

........................................................................................

50
6.4
Asset Dispositions.......................................................................................................................

51
6.5
Nature of Business

......................................................................................................................

51
6.6
Prepayments and Amendments

...................................................................................................

51
6.7
Restricted Payments

....................................................................................................................

52
6.8
Accounting Methods

...................................................................................................................

52
6.9
Investments

.................................................................................................................................

52
6.10
Transactions with Affiliates

........................................................................................................

52
6.11
Deposit Accounts; Credit Card Processors

.................................................................................

53
6.12
Use of Proceeds...........................................................................................................................

53
7. FINANCIA L
COVENANT

................................................................................................................

54
7.1
Minimum Excess Availability ....................................................................................................

54
8.
EVENTS OF DEFAULT

AND REMEDIES

.....................................................................................

54

8.1
Events of Default ........................................................................................................................

54
8.2
Remedies.....................................................................................................................................

55
9.
NOTICES, AMENDMENTS,

WAIVERS, INDEMNIFICATION, ETC. .........................................

56
9.1
Demand; Protest; Counterclaims,

Etc

.........................................................................................

56
9.2
Indemnification

...........................................................................................................................

56
9.3
Notices ........................................................................................................................................

57
9.4
Assignments; Successors

............................................................................................................

57
9.5
Amendments; Waivers

................................................................................................................

57
10.
JURY TRIAL WA

IVER; OTHER WAIVERS CONSENTS; GOVERNING

L
AW.
....................

57
10.1
GOVERNING LAW...................................................................................................................

58
10.2
FORUM NON CONVENIENS

..................................................................................................

58
10.3
WAIVER OF JURY

TRIAL.......................................................................................................

58
10.4
SUBMISSION TO JURISDICTION

..........................................................................................

58
10.5
WAIVER OF CLAIMS ..............................................................................................................

58
11. GENERA L
PROVISIONS .............................................................................................................

59
11.1
Effectiveness; Section Headings; Severability............................................................................

59
11.2
Counterparts; Electronic

Execution

............................................................................................

59
11.3
Patriot Act

...................................................................................................................................

59
11.4
Integration

...................................................................................................................................

59
11.5
Confidentiality; Disclosure

.........................................................................................................

60
11.6
The Cato Corporation as Agent

for Borrowers

...........................................................................

60
11.7
Acknowledgement Regarding

Any Supported QFCs

.................................................................

61
Schedules
Schedule 1.1(a)

Definition of Eligible Credit

Card Receivables
Schedule 1.1(b)

Definition of Eligible Inventory
Schedule 1.1(c)

Excluded Subsidiaries
Schedule 1.1(d)

[Reserved]
Schedule 1.1(e)

Immaterial Subsidiaries
Schedule 1.1(f)

Investment Policy
Schedule 2.5

Fees
Schedule 2.7

SOFR Replacement
Schedule 3.1

Conditions Precedent to Initial Revolving

Loans
Schedule 4.5

Pending Litigation
Schedule 4.14

Collective Bargaining Agreements,

Etc.
Schedule 4.16

Subsidiaries
Schedule 4.18(a)

Deposit Accounts
Schedule 4.18(b)

Credit Card Arrangements
Schedule 4.19

Material Contracts
Schedule 5.1

Financial and Collateral Reporting
Schedule 5.14

Post-Closing Actions
Schedule 6.1

Existing Indebtedness
Schedule 6.2

Existing Liens
Schedule 6.9

Existing Investments

Exhibits
Exhibit A

Form of Borrowing Base Certificate
Exhibit B

Form of Compliance Certificate
Exhibit C

Form of Joinder Agreement
Exhibit D

Form of SOFR Loan Notice
Exhibit E

Form of Credit Card Notification
Exhibit F

Cash Management Structure

v

CREDIT AGREEMENT
THIS CREDIT AGREEMENT
is entered into as of March 13,

2025, by and among

, among
THE CATO

CORPORATION, a Delaware corporation (“Parent” or the “Administrative

Borrower”),
CATOSOUTH

LLC, a North Carolina

limited liability company

(“CatoSouth”), CATO OF TEXAS L.P.,

a
Texas limited partnership (“Cato of Texas”), CATOWEST LLC, a Nevada limited liability company
(“CatoWest”), CATO WO LLC, a Delaware limited liability company

(“Cato WO”), CATO

OF
GEORGIA, LLC, a Georgia limited liability

company (“Cato of Georgia”), CATO OF FLORIDA L.L.C.,
a Florida limited liability company

(“Cato of Florida”), CATO OF ILLINOIS, LLC, an Illinois limited liability company (“Cato of Illinois”),

CATO

OF NORTH CAROLINA, LLC, a North Carolina

limited
liability company (“Cato of

North Carolina”), OHIO

CATO

STORES, LLC, an Ohio limited

liability
company (“Ohio Cato”), CATO OF SOUTH CAROLINA, LLC, a South

Carolina limited liability
company (“Cato of South

Carolina”), CATO OF TENNESSEE, LLC, a Tennessee limited liability company (“Cato of Tennessee”), and CATO OF VIRGINIA, LLC, a Virginia limited liability company
(“Cato of Virginia,” and together with Administrative

Borrower, CatoSouth, Cato of Texas, CatoWest,
Cato WO, Cato of Georgia, Cato of Florida,

Cato of Illinois, Cato of North

Carolina, Ohio Cato, Cato

of
South Carolina, and Cato of

Tennessee, and together with

any entity that may

hereafter become party
hereto as a Borrower, individually, a “Borrower” and collectively, “Borrowers”), CATO SOUTHWES T,
INC., a Delaware corporation

(“Cato Southwest”), CHW

LLC, a Delaware limited liability

company
(“CHW”), CADEL LLC, a

Delaware limited liability company

(“CaDel”), catocorp.com, LLC,

a
Delaware limited liability company

(“catocorp”, and together with

Cato Southwest, CH
W, CaDel and any
entity that may hereafter become

party hereto as a Guarantor, individually, a “Guarantor” and collectively, “Guarantors,” and together with Borrowers,

individually, a “Loan Party” and collectively,
“Loan Parties”) and WELLS

FARGO BANK, NATIONA
L ASSOCIATION (“Lender”).
The parties agree as follows:
1.

DEFINITIONS AND CONSTRUCTION
1.1 Definitions
.

As used in this Agreement,

the following terms shall have the

following
definitions:
“Accounting Changes” means changes

in accounting principles required

by the promulgation of
any rule, regulation, pronouncement

or opinion by the Financial Accounting

Standards Board of the
American Institute of Certified

Public Accountants (or successor

thereto or any agency with similar
functions).
“Acquisition” means the acquisition

of (a) a controlling

equity interest in another Person
(including the purchase of

an option, warrant or convertible

or similar type security

to acquire
such a controlling interest at the

time it becomes exercisable by

the holder thereof), whether by
purchase of such equity interest or

upon exercise of an option

or warrant for, or conversion of
securities into, such equity

interest, or (b) assets of another

Person which constitute all or any
material part of the assets of such Person

or of a line or lines of business

conducted by such
Person.
“Adjusted Term SOFR”

means, for

purposes of any

calculation, the

rate per

annum equal

to (a)
Term SOFR for

such calculation plus (b) the Term

SOFR Adjustment; provided, that, if Adjusted Term
SOFR as so determined shall ever be less

than the Floor, then Adjusted Term

SOFR shall be deemed to
be the Floor.
“Administrative Borrower” has the meaning

set forth in Section 11.6.

“Affiliate” means, as applied to any Person,

any other Person who controls,

is controlled by, or is
under common control with,

such Person.

For purposes of this definition,

“control” means the
possession, directly or indirectly

through one or more intermediaries,

of the power to direct the
management and policies of

a Person, whether through

the ownership of Equity Interests,

by contract, or
otherwise; provided, that, for

purposes of Section 6.10:

(a) if any Person owns directly

or indirectly 10%
or more of the Equity Interests

having ordinary voting power

for the election of directors or

equivalent
governing body of a Person,

then both such Persons shall be Affiliates

of each other, (b) each director (or
comparable manager) of a

Person shall be deemed to

be an Affiliate of such Person,

and (c) each
partnership in which a Person

is a general partner shall be deemed

an Affiliate of such Person.
“Agreement” means this Credit Agreement.
“Anti-Corruption Laws” means: (a)

the U.S.

Foreign Corrupt Practices Act

of 1977, (b)

the U.K.
Bribery Act 2010, and (c) any other

anti-bribery or anti-corruption laws, regulations or ordinances in any jurisdiction in which any member

of the Loan Party Group is located or

doing business.
“Anti-Money Laundering Laws” means applicable

laws or regulations in any

jurisdiction in
which any member of the Loan Party

Group is located or doing

business that relates to money

laundering,
any predicate crime to money

laundering, or any financial record

keeping and reporting

requirements
related thereto.
“Applicable Margin” means, as of any

date of determination and with

respect to SOFR Loans,
1.50% per annum, and with

respect to Base Rate Loans, 0.50%

per annum.
“Authorized Person” means

any one of the individuals

identified as an officer of a Loan Party

or
any other individual identified

by Administrative Borrower

in writing as an authorized person

and
authenticated through Lender’s electronic

platform or portal in accordance

with its procedures for such
authentication.
“Bank Product” means any one or more

of the following financial products

or accommodations
provided by Lender or its Affiliates

to a Loan Party: (a) credit cards

(including commercial cards
(including so-called “purchase

cards”, “procurement cards”

or “p-cards”)), (b) any

services related to the
acceptance and/or processing

of payment cards or devices, (c)

debit cards, (d) stored value

cards, (e) any
cash management or related

services, including treasury, depository, return items, overdraft, controlled disbursement,

merchant store value cards, e-payables

services, electronic

funds transfer, interstate
depository network, automatic

clearing house transfer

(including the Automated Clearing

House
processing of electronic funds

transfers through the direct Federal

Reserve Fedline system)

and other cash
management arrangements,

or (f) transactions under Hedge

Agreements.
“Bank Product Obligations” means

all obligations, liabilities, reimbursement

obligations, fees, or
expenses owing by a Loan

Party to Lender or any of its Affiliates pursuant

to or in connection with a
Bank Product and irrespective

of whether for the payment of

money, and whether direct or indirect,
absolute or contingent, due

or to become due, now existing

or hereafter arising.
“Bankruptcy Code” means Title 11 of the United States

Code.
“Base Rate” means the greatest of (a) the Floor, (b)

the Federal Funds Rate plus

1/2%, (c)
Adjusted Term SOFR for a one (1) month tenor in

effect on such day, plus 1%, provided, that this clause
(c) shall not be applicable during

any period in which Adjusted

Term SOFR is unavailable or
unascertainable, and (d) the

rate of interest announced,

from time to time, within

Wells Fargo at its
principal office in San Francisco as its “prime

rate” in effect on such day, with the understanding that the

“prime rate” is one of Wells Fargo’s base rates (not necessarily the lowest of such rates) and

serves as the
basis upon which effective rates of

interest are calculated for those loans

making reference thereto

and is
evidenced by the recording

thereof after its announcement

in such internal publications

as Wells Fargo
may designate.
“Base Rate Loan” means each

portion of the Revolving

Loans that bears interest at a rate
determined by reference to

the Base Rate.
“Beneficial Ownership Certification”

means a certification regarding

beneficial ownership as
required by the Beneficial

Ownership Regulation.
“Beneficial Ownership Regulation” means

31 C.F.R. § 1010.230.
“Benefit Plan” means a “defined benefit

plan” (as defined in Section

3(35) of ERISA) for which
any Loan Party or any of its

Subsidiaries or ERISA

Affiliates has been an “employer” (as defined

in
Section 3(5) of ERISA) within the

past six years.
“BHC Act Affiliate” of a Person means an “affiliate” (as

such term is defined under and
interpreted in accordance with,

12 U.S.C. 1841(k)) of such

Person.
“Borrower” and “Borrowers” have

the respective meanings

set forth in the preamble to this
Agreement.
“Borrowing Base” means, as of any

date of determination, the result

of:
(a)

90.0% multiplied by the Eligible

Credit Card Receivables;

plus
(b)
90.0% of the Net Recovery

Percentage in the most recent appraisal

of Eligible Inventory

that
is acceptable to Lender in its Permitted

Discretion multiplied by the

Value

of such Eligible Inventory

at
such time; minus
(c)

Reserves.
“Borrowing Base Certificate” means

a certificate setting forth the calculation

of the Borrowing Base
in the form of Exhibit A

to this Agreement, as such

form, subject to the terms

hereof, may from time

to
time be modified by Lender, which is duly

completed (including all schedules

thereto) and delivered by or
on behalf of Borrowers to Lender.
“Business Day” means any

day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in

the State of New York or Massachusetts.
“Capital Lease” means a lease that is

required to be capitalized for

financial reporting purposes

in
accordance with GAAP, provided, that, all leases of any Person that are or would be characterized as

an
operating lease in accordance

with GAAP on or prior to

the effectiveness of FASB ASC 842 as applicable
to Parent (whether or not such

operating lease were in effect on such date)

shall be accounted for as an
operating lease (and not as

a Capital Lease) for purposes of this Agreement.
“Cash Dominion Event” means

at any time on and after either

(a) Excess Availability is less than
the greater of (i) 15.0% of

the Loan Cap or (ii) $10,000,000 or (b)

an Event of Default exists; provided,
that, (i) to the extent that the Cash Dominion

Event has occurred due

to clause (a) of this definition,

if
Excess Availability is greater than the applicable amount

specified above for at least 30 consecutive

days,

the Cash Dominion Event shall

no longer be deemed to exist

until such time as Excess Availability may
again be less than the applicable

specified amount, and

(ii) to the extent that the Cash Dominion

Event
has occurred due to clause (b) of

this definition, if no Event

of Default exists, the Cash Dominion

Event
shall no longer be deemed

to exist until such time as an

Event of Default may thereafter occur

again.
“Cash Management Bank” has the meaning

set forth in Section 5.9.
“Cash Management Structure” means

the description of the deposit accounts

of Parent and its
Subsidiaries and transfers of

funds between such deposit accounts

set forth in Exhibit F.
“Cedar Hill” means Cedar Hill National

Bank, a wholly-owned

Subsidiary of Parent.
“Change in Law” means the occurrence

after the date of this Agreement

of:

(a) the adoption or
effectiveness of any law, rule, regulation, judicial ruling,

judgment or treaty, (b) any change in any law,
rule, regulation, judicial ruling,

judgment or treaty or in the administration,

interpretation, implementation
or application by any Governmental

Authority of any law, rule, regulation, guideline or treaty, (c) any new, or adjustment to, requirements prescribed by

the Board of Governors of

the Federal Reserve System
(or any successor) for “Eurocurrency

Liabilities” (as defined in Regulation

D of the Board of Governors
of the Federal Reserve System),

requirements imposed by

the Federal Deposit Insurance Corporation,

or
similar requirements imposed

by any domestic or foreign

governmental authority or resulting

from
compliance by Lender with any

request or directive (whether or

not having the force of law)

from any
central bank or other Governmental

Authority and related in any manner

to SOFR, the Term SOFR
Reference Rate, Adjusted

Term SOFR or Term SOFR, or (d) the making or issuance by any
Governmental Authority of

any request, rule, guideline

or directive, whether or not

having the force of
law; provided, that, notwithstanding

anything in this Agreement

to the contrary, (i) the Dodd-Frank
Wa ll
Street Reform and Consumer Protection

Act

and all requests, rules, guidelines

or directives thereunder or
issued in connection therewith,

and (ii) all requests, rules, guidelines

or directives concerning

capital
adequacy promulgated by

the Bank for International Settlements,

the Basel Committee on Banking
Supervision (or any successor

or similar authority) or the United States

or foreign regulatory authorities,
in each case pursuant to Basel III,

shall, in each case, be deemed to be a “Change

in Law,” regardless of
the date enacted, adopted or issued.
“Change of Control” means

that (a) any Person or two

or more Persons acting in concert

(other
than John Cato) shall have

acquired beneficial ownership (within

the meaning of Rule 13d-3

of the SEC
under the Securities Exchange

Act of 1934) of 50% or more

of the outstanding shares of the voting
stock of Parent;

or (ii) as of any date a majority

of the Board of Directors of Parent

consists of individuals
who were not either (A) directors of

Parent as of the corresponding

date of the previous year, or (B)
approved or nominated to become

directors by the Board of Directors

of Parent of which a majority
consisted of individuals described

in clause (A), or (b) Parent fails

to own and control, directly or
indirectly, 100% of the Equity Interests of each other Loan

Party or (c) the occurrence

of any “Change of
Control” or equivalent term as defined

in any agreement with respect

to any Material Indebtedness.
“Closing Date” means the first date

all the conditions precedent

in Section 3.1 are satisfied (or
waived in accordance with

Section 9.5).
“Collateral”

shall have the meaning

given to such term in the Security

Agreement and shall
include any other assets subject to any other

security agreement entered

into after the Closing Date that
are or are intended under the

terms of such other security

agreement to be subject to a Lien

in favor of
Lender.

“Collateral Access Agreement” means an agreement

with a lessor, warehouseman, processor,
consignee, bailee, or other Person

in possession of, having

a Lien upon, or having rights or interests

in
any Collateral, duly authorized,

executed and delivery by

such Person, in each case, in form

and
substance reasonably satisfactory to Lender.
“Collection Account” means

each deposit account of a Borrower

identified on Schedule 4.18(a)
as a collection account and such other

deposit accounts as may

be established after the Closing Date in
accordance with the terms hereof

in each case used exclusively

to receive payments on Credit Card
Receivables, accounts and proceeds

of other Collateral.
“Commitment” means the commitment

of Lender to make Revolving

Loans or otherwise provide
any credit or services to a Borrower

under this Agreement.
“Commitment Increase” has the meaning

set forth in Section 2.13.
“Compliance Certificate” means

a certificate in the form

of Exhibit B to this Agreement, as such
form, subject to the terms

hereof, may from time

to time be modified by Lender, which is duly

completed
(including all schedules thereto),

and delivered by or on behalf

of Borrowers to Lender.
“Concentration Account” means

the deposit accounts at Lender set

forth on Schedule 4.18(a)
designated as the “Concentration Account”

and such other deposit account

of Parent at Lender as may

be
established after the Closing

Date in accordance with the terms

hereof to which funds received

in a
Collection Account are transferred

and is designated in writing

by Administrative Borrower

to Lender as
a “Concentration Account” with the consent

of Lender.
“Control Agreement” means a control

agreement, in form

and substance reasonably satisfactory
to Lender, executed and delivered by a Loan Party, Lender, and the applicable securities intermediary
(with respect to a securities account)

or bank (with respect to a deposit

account).
“Covered Entity” means any of the

following:
(a)

a “covered entity” as that term

is defined in, and interpreted in accordance

with, 12 C.F.R. §
252.82(b);
(b)
a “covered bank” as that term

is defined in, and interpreted in accordance

with, 12 C.F.R. §
47.3(b); or
(c)

a “covered FSI” as that term

is defined in, and interpreted in accordance

with, 12 C.F.R. §
382.2(b).
“Covered Party” has the meaning set forth

in Section 11.7.
“Credit Card Issuer” means

any person (other than a Loan

Party or an Affiliate of a Loan Party)
who issues or whose members

issue credit cards, including,

without limitation, MasterCard or

VISA bank
credit or debit cards or other bank

credit or debit cards issued through

MasterCard International, Inc.,

Visa,
U.S.A., Inc. or Visa International and American

Express, Discover, Diners Club, Carte Blanche

and other
non-bank credit or debit cards,

including, without limitation, credit

or debit cards issued by or through
American Express Travel Related Services Company, Inc.,

and Novus Services, Inc. and

other issuers
approved by the Lender.
“Credit Card Notifications” has the meaning

specified in Section 5.9(d).

“Credit Card Processor” means

any servicing or processing

agent or any factor or financial
intermediary who facilitates, services,

processes or manages the

credit authorization, billing

transfer
and/or payment procedures

with respect to any Borrower’s sales

transactions involving

credit card or
debit card purchases by customers

using credit cards or

debit cards issued by any

Credit Card Issuer.
“Credit Card Receivables” means

each “payment intangible” (as defined

in the UCC) together with
all income, payments

and proceeds thereof, owed by

a Credit Card Issuer or Credit

Card Processor to a
Loan Party resulting from charges by

a customer of a Loan Party on credit

or debit cards issued by such
Credit Card Issuer in connection

with the sale of goods

by a Loan Party, or services performed by a Loan
Party, in each case in the ordinary course of its business.
“Credit Facility” means the Revolving

Loans provided to or for the benefit of each

Borrower
pursuant to Section 2.1 or other

financial accommodations provided

for under the Loan Documents.
“DDA Notification” has the

meaning specified in Section

5.9(b).
“Default” means any condition or

event which constitutes

an Event of Default or which

with the
giving of notice or lapse of

time or both would, unless

cured or waived in writing,

become an Event of
Default.
“Default Rate” means, for any

Revolving Loan (including,

to the extent permitted by law, interest
not paid when due), two percent

plus the interest rate otherwise

applicable thereto, or in the case

of the
Letter of Credit fee, two percent above

the per annum rate otherwise

applicable thereto.
“Default Right” has the meaning

assigned to that term in, and shall

be interpreted in accordance
with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Dollars” or “$” means United States

dollars.
“EBITDA” means, with respect to any

fiscal period and with respect

to any Person and its
Subsidiaries determined, in

each case, on a consolidated basis

in accordance with GAAP, (a) the
consolidated net income (or

loss), for such period, minus

(b) without duplication, the

sum of the
following amounts for such

period to the extent included

in determining consolidated

net income (or loss)
for such period: (i) unusual

or non-recurring gains and (ii)

interest income, plus (c) without duplication,
the sum of the following amounts

for such period to the extent

deducted in determining

consolidated net
income (or loss) for such period:

(i) non-cash unusual or non-cash

non-recurring losses, (ii) Interest
Expense, (iii) income taxes, and (iv)

depreciation and amortization.
“Eligible Credit Card Receivables”

has the meaning set forth

in Schedule 1.1(a).
“Eligible

Inventory” has the meaning

set forth in Schedule 1.1(b).
“Equity

Interests” means, with respect

to a Person, all of the shares,

options, warrants, interests,
participations, or other equivalents

(regardless of how designated)

of or in such Person, whether

voting or
nonvoting, including capital stock

or partnership, limited liability

company or other equity ownership

or
profit interests or units, preferred

stock, or any other “equity security”

(as such term is defined in Rule
3a11-1 of the General Rules and Regulations

promulgated by the SEC

under the Securities Exchange

Act
of 1934).
“ERISA” means the Employee

Retirement Income Security Act of

1974, as amended, and any
successor statute thereto.

“ERISA Affiliate” means (a) any

Person subject to ERISA

whose employees are treated as
employed by the same employer

as the employees of any

Loan Party or its Subsidiaries under

IRC
Section 414(b), (b) any trade

or business subject to ERISA

whose employees are treated as

employed by
the same employer as the employees

of any Loan Party or its Subsidiaries

under IRC Section 414(c),

(c)
solely for purposes of Section 302

of ERISA and Section 412 of

the IRC, any organization subject

to
ERISA that is a member

of an affiliated service group of

which any Loan Party or any

of its Subsidiaries
is a member under IRC

Section 414(m), or (d) solely

for purposes of Section 302

of ERISA and Section
412 of the IRC, any Person

subject to ERISA that is a party

to an arrangement with

any Loan Party or any
of its Subsidiaries and whose employees

are aggregated with the employees

of such Loan Party or its
Subsidiaries under IRC

Section 414(o).
“Event of Default” has the meaning

set forth in Section 8.1.
“Excess Availability” means, as of any

date of determination, the amount,

as determined by
Lender, equal to: (a) the lesser of: (i) the Borrowing

Base and (ii) the Maximum

Credit, minus, without
duplication, (b) the amount

of Revolving Loans and Letter of

Credit Usage.
“Excluded Deposit Account”

has the meaning set forth

in the Security Agreement.
“Excluded Property” has the meaning

set forth in the Security Agreement.
“Excluded Subsidiary” means:
Date);

(a)

an

Immaterial Subsidiary (other

than a Subsidiary that is a Loan

Party on or about the Closing
(b)
a Subsidiary of Parent to the extent

such Subsidiary has been

formed for the sole purpose

of
entering into a joint venture

with one or more third parties

to the extent, after engaging

in good faith
negotiations with such third

parties, a guarantee would not be permitted

by the terms of such Subsidiary’s
Governing Documents as in

effect on the Closing Date or the date

the applicable person becomes

a direct
or indirect Subsidiary of Parent;
(c)

a Subsidiary of Parent that is prohibited

by applicable law, rule or regulation or by any
contractual obligation with

a third party (with respect to

any such contractual obligations,

only to the
extent existing on the Closing

Date or the date the applicable person

becomes a direct or indirect
subsidiary of Parent and not

created or entered into in contemplation

of the Credit Facility) from
guaranteeing the Credit Facility

or which would require governmental

(including regulatory) consent,
approval, license or authorization

to provide a guarantee (unless

such consent, approval,

license or
authorization has been received),

including the guarantee

by any Loan Party of Excluded

Swap
Obligations;
(d)
any Subsidiary with respect

to which the guarantee therefrom would

reasonably be expected
to result in a material adverse

tax consequence to Parent and

its Subsidiaries (as determined

by the Parent
in good faith and in consultation

with Lender);
(e)

any Foreign Subsidiary;
(f)

any Subsidiary that owns any

portion of the Fort Mill Land so

long as such Subsidiary does
not directly or indirectly own

any assets consisting of the types

of assets at any time

included in the
Borrowing Base, any type

of Intellectual Property or Equity Interests

(other than Equity Interests of
another Subsidiary that constitutes an Excluded

Subsidiary under this clause

(f) because it owns any

portion of the Fort Mill Land

and does not directly or indirectly

own any assets consisting

of the types of
assets at any time included in the Borrowing

Base, any type of Intellectual Property

or Equity Interests,
other than Equity Interests

of such an Excluded Subsidiary);
(g)
any Subsidiary that only provides

employee services, acts

as employer to the employees

of
any Loan Party or its Subsidiaries, or

for other employment

related functions, consistent with

and
substantially the same as such

services and functions performed

by Cato Employee Services
Management, LLC and Cato

Employee Services, L.P. as of the date hereof, so long

as such Subsidiary
does not directly or indirectly

own any other assets or have

any other operations or business and

so long
as books and records relating

to employees are available

directly from Administrative

Borrower

or
another Loan Party.
Notwithstanding the foregoing,

no Subsidiary will be an “Excluded

Subsidiary” hereunder if such
Subsidiary guarantees or is

otherwise liable in respect of any

Material Indebtedness.

Upon any Subsidiary
ceasing to be an Excluded Subsidiary, such Subsidiary

shall comply with Section 5.11, to the extent
applicable.

As of the Closing Date, the

Subsidiaries of Parent listed

on Schedule 1.1(c) are
Excluded Subsidiaries.
“Excluded Swap Obligation” means,

with respect to any Loan Party, any Swap Obligation

if, and to
the extent that, all or a portion

of the guaranty of such Loan Party

of, or the grant by such Loan Party

of a
security interest to secure, such Swap

Obligation (or any

guaranty thereof) is or becomes

illegal under the
Commodity Exchange

Act (7 U.S.C. § 1 et seq.), and any

successor statute or any rule,

regulation or order
of the Commodity Futures

Trading Commission (or the application or

official interpretation of any thereof)
due to such Loan Party’s failure for any reason

to constitute an “eligible contract participant”

as defined in
the Commodity Exchange

Act (7 U.S.C. § 1 et seq.), and

any successor statute and the

regulations
thereunder at the time the guaranty

of such Loan Party or the grant

of such security interest becomes
effective with respect to such Swap

Obligation.

If a Swap Obligation arises

under a master agreement
governing more than one swap, such

exclusion shall apply

only to the portion of such

Swap Obligation that
is attributable to swaps for

which such guaranty or security

interest is or becomes illegal.
“Existing Letter of Credit” means

the Irrevocable Standby

Letter of Credit no. IS000516587U, dated
February 13, 2025, issued by

Lender payable to American Alternative

Insurance Corporation for

the
account of Parent in the amount

of $3,000,000.
“Federal Funds Rate” means,

for any period, a fluctuating

interest rate per annum equal to, for
each day during such period, the weighted

average of the rates on overnight

Federal funds transactions
with members of the Federal Reserve

System, as published on the

next succeeding Business Day

by the
Federal Reserve Bank of New

York, or,

if such rate is not so published

for any day which is a Business
Day, the average of the quotations for such day

on such transactions received by

Lender from three
Federal funds brokers of recognized

standing selected by it (and, if

any such rate is below zero,

then the
rate determined pursuant to this definition

shall be deemed to be zero).
“Floor” means a rate of interest equal

to 0.00%.
“Foreign Subsidiary” means

any Subsidiary of any Loan

Party that is organized under

the laws of
any jurisdiction other than

the United States, any

state thereof or the District of Columbia.
“Fort Mill Land” means the real

property owned by Parent or

any Subsidiary of Parent located

in
York County,

South Carolina, consisting

of approximately 310 gross

acres of land as of the Closing

Date.
“Funding Date” means the date on which

a Revolving Loan is made.

“FTZ” means a foreign trade

zone or special purpose sub-zone

established by the U.S.
Department of Commerce

Foreign Trade Zone Board in accordance with

the Foreign Trade Zone Act

of
1934.
“FTZ Fees” has the meaning

set forth in the definition of “Reserves.”
“GAAP”

means generally accepted accounting

principles as in effect from time

to time in the
United States, consistently

applied.
“Governing Documents” means, with

respect to any Person, the certificate

or articles of
incorporation, certificate of

formation, by-laws, limited

liability company agreement, operating

agreement
or other organizational or governing

documents of such

Person.
“Governmental Authority”

means the government of any

nation or any political subdivision
thereof, whether at the national, state,

territorial, provincial, county, municipal or any

other level, and any
agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial,

taxing, regulatory or administrative

powers or functions of, or pertaining
to, government (including any

supra-national bodies such as

the European Union or the European

Central
Bank).
“Guarantor” has the meaning

given to such term in the introductory

paragraph hereof.
“Guaranty” means the Guaranty, dated of even date

herewith, by each Loan Party

in favor of
Lender and any other guarantee

of the Obligations at any

time executed and delivered by a Loan Party

in
favor of Lender.
“Hedge Agreement” means a “swap

agreement” as that term is defined

in Section 101(53B)(A) of
the Bankruptcy Code.
“Immaterial Subsidiary” means those

Subsidiaries of Parent specified

on Schedule 1.1(e) hereto
and each other Subsidiary of

Parent that has been designated

by Administrative Borrower

in writing to
Lender as an “Immaterial Subsidiary”

for purposes of this Agreement

and the other Loan Documents,
provided, that, for purposes

of this Agreement, at no time

shall (a) the assets of any Immaterial Subsidiary
as of the end of the most recent

fiscal month for which financial

statements have been delivered

pursuant
to Section 5.1 hereof, equal

or exceed 2.5% of the consolidated

total tangible assets of Parent

and its
Subsidiaries (and in the event

that the assets of any Immaterial

Subsidiary tested at any fiscal

month end
exceed such amount, such

Subsidiary shall no longer be deemed

to be an Immaterial Subsidiary

and
Administrative Borrower

shall cause such Subsidiary to become

a Loan Party as set forth in Section

5.12
hereof) or the total assets of all Immaterial

Subsidiaries, as of the end

of the most recent fiscal month

for
which financial statements have

been delivered pursuant to Section 5.1 hereof,

equal or exceed 5.0% of
the consolidated total tangible assets

of Parent and its Subsidiaries

(and in the event that the total assets

of
all Immaterial Subsidiaries as tested

at the end of any fiscal month

exceed such amount, Administrative
Borrower

shall promptly designate one or

more Immaterial Subsidiaries

to be a Loan Party as may

be
necessary such that the foregoing

5.0% limit shall not be exceeded, such designated

Subsidiaries shall no
longer be deemed to be Immaterial

Subsidiaries and Administrative

Borrower shall cause such designated
Subsidiary or Subsidiaries,

as the case may be, to become

a Loan Party as set forth in Section 5.12
hereof), or (b) the EBITDA of any

Immaterial Subsidiary for any

12 consecutive fiscal month period
equals or exceeds 2.5% of the

EBITDA of Parent and its Subsidiaries for

such period (and in the event
that the EBITDA of any Immaterial

Subsidiary for any 12 consecutive

fiscal month period exceeds such
amount, such Subsidiary shall no longer be deemed

to be an Immaterial Subsidiary

and Administrative
Borrower

shall cause such Subsidiary

to become a Loan Party as set

forth in Section 5.12 hereof)

or the

EBITDA of all Immaterial Subsidiaries

for any 12 consecutive fiscal

month period equals or

exceeds
5.0% of the EBITDA of Parent

and its Subsidiaries for

such period, in each case as

determined in
accordance with GAAP (and in

the event that the EBITDA

of all Immaterial Subsidiaries for

any 12
consecutive fiscal month period exceeds

such amounts, Administrative

Borrower

shall promptly designate
one or more Immaterial Subsidiaries

to be a Loan Party

as may be necessary such that the foregoing

5.0%
limit shall not be exceeded, such designated

Subsidiaries shall no longer be deemed

to be Immaterial
Subsidiaries and Administrative

Borrower shall cause such designated

Subsidiary or Subsidiaries,

as the
case may be, to become a Loan Party

as set forth in Section 5.12 hereof); provided,

that, no Loan Party
shall at any time be deemed

to be an Immaterial Subsidiary; provided,

further, that, Administrative
Borrower

may re-designate Subsidiaries

as Immaterial Subsidiaries so

long as in compliance with the
foregoing.
“Increase Effective Date” has

the meaning set forth in Section

2.13.
“Indebtedness” as to any Person means

(a) all obligations of such Person

for borrowed money, (b)
all obligations of such Person

evidenced by bonds, debentures,

notes, or other similar instruments

and all
reimbursement or other obligations

in respect of letters

of credit, bankers acceptances,

or other financial
products, (c) all obligations

of such Person as a lessee

under Capital Leases, (d) all obligations

or
liabilities of others secured

by a Lien on any asset of such

Person, irrespective of whether

such obligation
or liability is assumed, (e) all obligations

of such Person to pay the

deferred purchase price of

assets
(other than (i) trade payables incurred

in the ordinary course of business

and repayable in accordance

with
customary trade practices and (ii) royalty

payments payable in the ordinary

course of business in respect
of non-exclusive licenses),

(f) all monetary obligations

of such Person owing under

Hedge Agreements
(which amount shall be calculated

based on the amount that would

be payable by such Person

if the
Hedge Agreement were terminated

on the date of determination),

and (g) any obligation of

such Person
guaranteeing or intended to

guarantee (whether directly

or indirectly guaranteed, endorsed,

co-made,
discounted, or sold with recourse)

any obligation of any

other Person that constitutes Indebtedness

under
any of clauses (a) through

(f) above.

For purposes of this definition,

(i) the amount of any Indebtedness
represented by a guaranty

or other similar instrument shall be

the lesser of the principal amount

of the
obligations guaranteed and still outstanding

and the maximum amount

for which the guaranteeing

Person
may be liable pursuant to the terms

of the instrument embodying

such Indebtedness, and (ii) the amount
of any Indebtedness which is limited

or is non-recourse to a Person

or for which recourse is

limited to an
identified asset shall be valued at

the lesser of (A) if applicable,

the limited amount of such obligations,
and (B) if applicable, the fair market

value of such assets securing

such obligation.
“Indemnified Taxes” means all present or future taxes,

levies, imposts, duties, deductions,
withholdings (including backup

withholding), assessments, fees or other charges imposed

by any
Governmental Authority, including any interest, additions

to tax or penalties applicable thereto,

other than
Excluded Taxes, imposed on or with respect to any

payment made by or on account

of any obligation of
Borrowers under any Loan Document.

For purposes hereof, “Excluded

Taxes” means taxes imposed on
or with respect to Lender measured

by net income (however

denominated), franchise taxes,

and branch
profits taxes, in each case, (i)

imposed as a result of Lender

being organized under the laws

of, or having
its principal office located in the jurisdiction

imposing such tax (or any

political subdivision thereof)

or
(ii) that are taxes imposed as

a result of a present or former

connection between Lender and the
jurisdiction imposing such tax,

(b) U.S. federal

withholding taxes imposed on

amounts payable to or for
the account of Lender with

respect to an applicable interest

in a Loan or Commitment pursuant

to a law in
effect on the date on which (i) Lender has

acquired such interest in the Loan

or Commitment (other than
pursuant to an assignment request

by Administrative Borrower)

or (ii) Lender changes its lending

office,
and (c) any U.S. federal withholding

taxes imposed under Sections

1471 through 1474 of the Internal
Revenue Code, as of the date of

this Agreement (or any

amended or successor version that

is
substantively comparable and

not materially more onerous

to comply with), any

current or future

regulations or official interpretations

thereof and any agreement

entered into pursuant to Section
1471(b)(1) of the Internal Revenue

Code.
“Insolvency Proceeding” means any

proceeding commenced by

or against any Person under any
provision of the Bankruptcy

Code or under any other Federal or State

bankruptcy or insolvency

law,
assignments for the benefit of creditors,

formal or informal moratoria, compositions,

extensions generally
with creditors, or proceedings

seeking reorganization, arrangement,

or other similar relief.
“Intellectual Property” means all present

and future:

(a) trade secrets, know-how

and other
proprietary information; (b)

trademarks, trademark

applications, internet domain names,

service marks,
trade dress, trade names, business

names, designs, logos,

slogans (and all translations,

adaptations,
derivations and combinations

of the foregoing) indicia

and other source and/or business

identifiers, and
all registrations or applications for

registrations which have heretofore

been or may hereafter be issued
thereon throughout the world; (c)

copyrights and copyright

applications; (including copyrights

for
computer programs); (d) unpatented

inventions (whether or not

patentable), patents and patent
applications; (e) industrial

design applications and registered

industrial designs; (f) books,

customer lists,
records, writings, computer

tapes or disks, flow diagrams,

specification sheets, computer software,

source
codes, object codes, executable code,

data and databases; (g) all other intellectual

property; and (h) all
common law and other rights

throughout the world in

and to all of the foregoing.
“Intercompany

Subordination

Agreement”

means

the

intercompany

subordination

agreement,
dated as of

even date with this Agreement, executed and

delivered by each Loan Party and

each of its
Subsidiaries, and Lender, the form and substance

of which is reasonably satisfactory

to Lender.
“Interest Expense” means, for

any period, the aggregate

of the interest expense of a

Person and its
Subsidiaries for such period,

determined on a consolidated

basis in accordance with GAA
P.
“Interest Payment Date” means,

(a) as to any SOFR Loan, the

last day of each Interest Period
applicable to such SOFR Loan

and the Maturity Date; provided,

that, if any Interest Period for a SOFR
Loan exceeds three months,

the respective dates that are

every three months after

the beginning of such
Interest Period shall also be Interest

Payment Dates; and (b)

as to any Base Rate Loan, the

first day after
the end of each month and

the Maturity Date.
“Interest Period” means, as to any

SOFR Loan, the period commencing

on the date such SOFR
Loan is disbursed or converted

to or continued as a SOFR

Loan and ending one, three or six

months
thereafter, as selected by the Administrative

Borrower in its SOFR Loan Notice;

provided that: (a) interest
shall accrue at the applicable

rate based upon Adjusted Term SOFR, from

and including the first day of
each Interest Period to, but

excluding, the day on which

any Interest Period expires; (b) any

Interest
Period that would otherwise

end on a day that is not a

Business Day shall be extended to the

next
succeeding Business Day unless such

Business Day falls in another

calendar month, in which

case such
Interest Period shall end on

the next preceding Business

Day; (c) any Interest Period that

begins on the
last Business Day of a calendar month

(or on a day for which there

is no numerically corresponding

day
in the calendar month at the

end of such Interest Period) shall

end on the last Business Day

of the calendar
month that is one, three or six months

after the date on which the Interest

Period began, as applicable;

(d)
no Interest Period shall extend

beyond the Maturity Date; and

(e) no tenor that has been removed

from
this definition pursuant to the terms

of Schedule 2.7 shall be available

for specification in any SOFR

Loan
Notice or conversion or continuation notice. For purposes

hereof, the date of a

Revolving Loan initially
shall be the date on

which such Revolving Loan is made and thereafter shall be the effective date of the
most recent conversion or continuation

of such Revolving

Loan.
“Inventory Fees” has the meaning

set forth in the definition of

“Reserves.”

“Investment” means, with respect

to any Person, any investment

by such Person in any other
Person (including Affiliates) in the

form of loans, guarantees, advances,

capital contributions (excluding
(a) commission, travel, and

similar advances to officers and employees

of such Person made in

the
ordinary course of business,

and (b) bona fide accounts

receivable arising in the ordinary

course of
business), or acquisitions of Indebtedness,

Equity Interests, or all or

substantially all of the assets

of such
other Person (or of any division

or business line of such

other Person), and any other

items that are or
would be classified as investments

on a balance sheet prepared

in accordance with GAA
P.

The amount of
any Investment shall be the

original cost of such Investment

plus the cost of all additions thereto, without
any adjustment for increases

or decreases in value, or write-ups,

write-downs, or write-offs with respect

to
such Investment.
Policy.

“ I n v es t m ent Polic y ’’
means the Investment

Policy attached hereto as Schedule

1.1(f) - Investment
“IRC” means the Internal Revenue

Code of 1986, as in effect from

time to time.
“John Cato” means John P. Derham Cato and any of his children and trusts for their benefit.
“Joinder” means a joinder agreement

substantially in the form

of Exhibit C to this Agreement.
“Landlord Lien State” means

a State(s) in which a claim

for rent or other amounts at any time
owing to a landlord, owner, lessor or sublessor

of Real Property (including

any Store) may be pari passu
or have priority over the Lien

of Lender in any of the Collateral.
“Lender” has the meaning set forth

in the preamble to this Agreement.
“Lender Expenses” has the

meaning set forth in Section 5.12.
“Lender Payment Account”

means such account of Lender

as Lender may from

time to time
designate in writing to the

Administrative Borrower

as the Lender Payment

Account for purposes of the
Loan Documents.
“Letter of Credit” has the meaning

set forth in Section 2.3.
“Letter of Credit Usage” means,

as of any date, the sum

of (a) the aggregate undrawn

amount of all
outstanding Letters of Credit,

and (b) the aggregate

amount of outstanding reimbursement

obligations
with respect to Letters of Credit

which remain unreimbursed

or which have not been

paid through a
Revolving Loan.
“Lien” means any mortgage, deed

of trust, pledge, hypothecation,

assignment, charge, deposit
arrangement, encumbrance,

easement, lien (statutory or

other), security interest, or other

security
arrangement and any other

preference, priority, or preferential arrangement

of any kind or nature
whatsoever, including any conditional sale

contract or other title retention

agreement, the interest of a
lessor under a Capital Lease and any

synthetic or other financing

lease having substantially the

same
economic effect as any of the foregoing.
“Loan Account” has the meaning

set forth in Section 2.4(e).
“Loan Cap” means, at any time,

the lesser of (a) the Borrowing

Base at such time and (b) the
Maximum Credit.

“Loan Documents” means this Agreement,

the Control Agreements, each Borrowing

Base
Certificate, each Security Document,

each Guaranty, the DDA Notifications, the Credit Card
Notifications, any note or notes executed

by a Borrower in connection

with this Agreement

and payable
to Lender, any subordination agreement,

and any other instrument or agreement

entered into, now or in
the future, by any Loan Party

in connection with this Agreement

(but specifically excluding agreements
for Bank Products).
“Loan Party” means any Borrower or

any Guarantor.
“Loan Party Group” means (a) each Loan

Party, (b) any Affiliate or Subsidiary of any

Loan
Party, (c) any guarantor of the Obligations, (d)

the owner of any collateral securing

any part of the
Obligations, and (e) any officer, or director acting

on behalf of any of the parties

referred to in items (a)
through (d) with respect to the

Credit Facility.
“Margin Stock” as defined in Regulation

U of the Board of Governors

of the Federal Reserve
System as in effect from time

to time.
“Material Adverse Effect” means

(a) a material adverse effect in the business,

operations, results of
operations, assets, liabilities or

financial condition of the

Loan Parties, taken as a whole,

(b) a material
impairment of the ability of

Loan Parties to perform their obligations

under the Loan Documents

to which
they are a party or of Lender’s ability

to enforce the Obligations or

realize upon the Collateral (other

than
as a result of an action taken

or not taken that is solely in the

control of Lender), or

(c) a material
impairment of the enforceability

or priority of the Liens of Lender

with respect to all or a material portion
of the Collateral.
“Material Contract” means those material

definitive agreements disclosed

or required to be
disclosed by the Parent pursuant

to the rules and regulations of

the Securities and Exchange Commission.
“Material

Indebtedness” means Indebtedness

(other than the Revolving

Loans) of a Loan Party in
an aggregate principal amount

exceeding $5,000,000.

For purposes of determining

Material
Indebtedness, the “principal

amount” of the obligations

of a Loan Party in respect of any

Hedge
Agreement at any time shall be

the maximum aggregate amount

(giving effect to any netting agreements)
that a Loan Party would be

required to pay if such Hedge

Agreement were terminated at such

time.
“Material

Intellectual Property” means

(a) any Intellectual Property that

is material to the business
of the Loan Parties and (b)

any Intellectual Property that is affixed

to or incorporated or embedded

in any
inventory or other product

marketed, sold, licensed, or

distributed by a Loan Party or otherwise

material in
connection with the enforcement

of any rights or remedies of Lender

with respect to the Collateral

(other
than off-the-shelf, shrink-wrapped

or “click to accept” software licenses

or other licenses to generally
commercially available software).
“Maturity Date” means March 13,

2028.
2.13.

“ Ma x i m u m Credit ” m eans $35,0 0 0,0 0 0, as such a m ount m ay be inc r e ased as p ro v ided in S e ction
“Net Recovery Percentage” means,

as of any date of determination, the

fraction, expressed as a
percentage (a) the numerator of which

is the amount equal to the estimated

recovery on the aggregate
amount of the applicable category

of eligible inventory at such time

based on the appraised net orderly
liquidation value (on the basis

customarily used for retailers), net

of costs and expenses to be

incurred in
connection with any such liquidation,

as set forth in the most

recent acceptable inventory appraisal

received by Lender in accordance

with the requirements

of the Loan Documents, and

(b) the denominator
of which is the estimated cost of

the aggregate amount

of the eligible inventory

subject to such appraisal.
“Obligations” means (a) all loans

(including the Revolving

Loans), debts, principal, interest
(including any interest that accrues

after the commencement

of an Insolvency Proceeding, regardless

of
whether allowed

or allowable in whole or in part

as a claim in any such Insolvency

Proceeding),
premiums, liabilities (including

all amounts charged to any

Loan Account), obligations (including
reimbursement and indemnification

obligations with respect

to Letters of Credit whether or

not
contingent), fees, expenses

(and any fees or expenses that accrue

after the commencement

of an
Insolvency Proceeding, regardless

of whether allowed or allowable

in whole or in part as a claim

in any
such Insolvency Proceeding),

guaranties, and all covenants and

duties of any other kind

and description
owing by any Loan Party arising

out of, under, pursuant to, in connection

with, or evidenced by any

Loan
Document and whether or not

for the payment of money,

whether direct or indirect, absolute or contingent,
due or to become due, now

existing or hereafter arising, and including

all interest not paid when due, and
all other expenses or other

amounts that any Loan Party

is required to pay or reimburse

by the Loan
Documents or by law or otherwise

in connection with the Loan Documents,

and (b) all Bank Product
Obligations, provided, that,

notwithstanding anything

to the contrary contained herein,

the Obligations
shall exclude any Excluded Swap

Obligation.

Without limiting the generality of the foregoing,

the
Obligations include the obligation

to pay (i) the principal of

the Revolving Loans, (ii) interest

accrued on
the Revolving Loans, (iii) the

amount necessary to reimburse

Lender for amounts paid or payable

pursuant
to Letters of Credit, (iv) Letter

of Credit commissions,

fees (including fronting

fees) and charges, (v)
Lender Expenses, (vi)

fees payable under any Loan Document,

and (vii) indemnities and
other amounts payable by any

Loan Party under any Loan Document.

Any reference in this Agreement

or
in the Loan Documents to the Obligations

shall include

all or any portion thereof and

any extensions,
modifications, renewals, or

alterations of the Obligations, both

prior and subsequent to any Insolvency
Proceeding.
“OFAC” means The Office of Foreign Assets Control

of the U.S. Department of the Treasury.
“Patriot Act” means the Uniting

and Strengthening America by

Providing Appropriate

Tools
Required to Intercept and Obstruct

Terrorism (USA Patriot Act of 2001, as amended).
“Payment Conditions” means, at

the time of determination with

respect to any specified
transaction or payment, the

following:
(a)

as of the date of any such transaction

or payment, and after giving

effect thereto, no Default
or Event of Default shall exist;
(b)
as of the date of any such transaction

or payment, and after giving

effect

thereto, (i) there are
no Revolving Loans outstanding

(provided, that, there may

be outstanding undrawn amounts

under
Letters of Credit) and (ii) the Loan Parties

have unrestricted cash

of greater than $20,000,000;
(c)

Lender shall have received

not less than three Business Days’

prior written notice of the
proposed payment or transaction

(or such shorter period

as determined by Lender),

including (i) the
estimated date and amount

of the payment and (ii) a reasonably

detailed description of the

transaction or
event giving rise to such payment;

and
(d)
Lender shall have received

a certificate of an Authorized Person

of the Administrative
Borrower

certifying as to compliance with

the preceding clauses and demonstrating

(in reasonable detail)
the calculations required thereby.

“Perfection Certificate” means the Perfection

Certificate, dated of even

date herewith, executed
by the Loan Parties.
“Permitted Acquisition” means

any Acquisition, provided,

that, as to any such Acquisition,

each
of the following conditions

is satisfied:
(a)

as of the date of such Acquisition

and after giving effect thereto,

except as the parties may
otherwise agree, each of the

Payment Conditions is satisfied;
(b)
the board of directors (or other

comparable governing body)

of the person to be acquired shall
have duly approved such acquisition

and such person shall

not have announced that it will

oppose such
Acquisition or shall not have

commenced any action which

alleges that such acquisition will

violate
applicable law;
(c)

the purchase consideration

payable in respect of all Permitted

Acquisitions (including

the
proposed Acquisition and

including deferred payment

obligations) shall not exceed $75,000,000

in the
aggregate in any fiscal year

and such consideration in

any single transaction or in a series

of related
transactions shall not exceed $50,000,000;
(d)
Administrative Borrower

shall have furnished Lender

not less than 10 Business Days

prior to
the consummation of any

Acquisition where the consideration

exceeds $10,000,000, (i) a current draft

of
the acquisition documents or

if a draft is not available, promptly

at such time as it is available (and

final
copies thereof as and when

executed), (ii) a summary

of any due diligence undertaken

by the Loan Parties
in connection with such Acquisition,

(iii) appropriate financial

statements of the Person which

is the
subject of such Acquisition, and pro forma

projected financial statements for

the twelve (12) month
period following such

Acquisition after giving effect

to such

Acquisition (including balance sheets, cash
flows and income statements by month for the

acquired Person, individually, and on a

consolidated basis
with all Loan Parties), and such other

information as Lender may

reasonably request;
(e)

the assets being acquired or

the Person whose Equity Interests are being

acquired did not
have negative EBITDA during

the 12 consecutive month period most

recently ended prior to the date

of
the proposed Acquisition for which

financial statements are then

available;
(f)

the assets being acquired, or

the Person whose Equity Interests are being

acquired, are useful
in or engaged in, as applicable,

the business of the Loan Parties or

a business reasonably related

thereto;
(g)
the assets being acquired are located

within the United States,

or the Person whose Equity
Interests are being acquired

is organized in a jurisdiction located

within the United States

or if the assets
are not located within the United

States, or the Person

whose Equity interests are being

acquired is
organized in a jurisdiction outside of

the United States, the purchase

consideration payable

in respect of
such Permitted Acquisition

(including deferred payment

obligations) shall not exceed

$3,000,000 in the
aggregate in any fiscal year;

and
(h)
the subject assets or Equity

Interests, as applicable, are

being acquired directly by

a Borrower
or other Loan Party, and, in connection therewith, the

applicable Loan Party shall

have complied with
Section 5.11 or 5.12, as applicable, and,

in the case of an acquisition of

Equity Interests, the Person

whose
Equity Interests are acquired shall

become a Loan Party, unless such Person is

an Excluded Subsidiary.
“Permitted Discretion” means

a determination made in

the exercise of reasonable (from

the
perspective of a secured asset-based

lender) business judgment.

“Permitted Dispositions” means

each of the following:
(a)

sales of inventory to buyers

in the ordinary course of business;
(b)
the sale, exchange or other disposition

of cash, cash equivalents and other

Investments, to the
extent not prohibited by the

terms of any Loan Document;
(c)

sales, abandonment, or other

dispositions of equipment that is

substantially worn, damaged,
or obsolete or no longer used or

useful in the ordinary course of business and leases or subleases of Real
Property not useful in the conduct

of the business of a Loan Party;
(d)
the licensing, on a non-exclusive

basis, of patents, trademarks,

copyrights, and other
intellectual property rights in

the ordinary course of business;
(e)

the granting of Permitted Liens;
(f)

the sale or discount, in each

case without recourse, of accounts

receivable (other than Credit
Card Receivables) arising

in the ordinary course of business,

but only in connection with

the compromise
or collection thereof;
(g)
any involuntary loss, damage

or destruction of property;
(h)
any involuntary condemnation,

seizure or taking, by

exercise of the power of eminent

domain
or otherwise, or confiscation

or requisition of use of property;
(i)

the making of Restricted Payments

that are expressly permitted to

be made pursuant to this
Agreement;
(j)

the making of Permitted Investments;
(k)
the lapse, abandonment or other disposition

of patents, trademarks,

copyrights, and other
intellectual property rights that are

not material and are no longer

used or useful in any material

respect in
the business of a Loan Party

and do not appear on and are not otherwise

affixed to or incorporated in any
inventory or necessary in connection

with the books and records

of a Loan Party or do not have

any
material value;
(l)

bulk sales or other Dispositions

of the inventory of a Loan

Party not in the ordinary

course of
business in connection with Store

closings, at arm’s length, provided,

that, such Store closures and

related
inventory dispositions shall

not exceed in any fiscal year of Parent

and its Subsidiaries or in any

12
consecutive fiscal month period, 15%

of the number of the Loan Parties’

Stores as of the beginning

of
such fiscal year or such 12

consecutive fiscal month period (in each

case net of new Store openings)

unless
within 30 days prior to such

sale, upon Lender’s request, it shall

have received a then current

appraisal of
the Inventory by an appraiser, and in scope

and methodology

acceptable to Lender, with respect to the
Inventory giving effect to such Store

closings, at the expense of

Borrowers (and which

appraisal shall not
be considered in the limitation

on the number of appraisals

provided for in Section 5.7
hereof); provided, that, (A)

all sales of Inventory in connection

with Store closings

in any fiscal year or 12
consecutive fiscal month period that exceed

15% of the number of the

Loan Parties’ Stores as of the
beginning of such fiscal year

or such 12 consecutive fiscal month

period, as applicable (in

each case net
of new Store openings) shall

be in accordance with liquidation

agreements and with professional
liquidators reasonably acceptable

to Lender, (B) all net proceeds received in connection

therewith are
applied to the Obligations and

(C) in no event shall the number

of Stores subject to such closures

exceed

in the aggregate from

and after the Closing Date, 25%

of the number of Stores of

Loan Parties in
existence as of the Closing Date

(net of new Store openings);
(m)
sales or other dispositions of assets

of a Loan Party not otherwise

described in the provisions
set forth in this definition, provided,

that, as to any such sale or other

disposition, each of the following
conditions is satisfied: (i) as of the date

of such sale or other disposition,

and after giving effect thereto,
no Event of Default exists, (ii) each

such sale is an arms’ length

transaction and the applicable Loan

Party
receives at least the fair market

value of the assets disposed

of, (iii) the consideration

received by the
applicable Loan Party consists of at

least 75% cash and is paid

at the time of the consummation

of the
transaction, (iv) the aggregate fair market

value of all assets disposed

of in reliance on this clause

(m)
during any fiscal year of Parent

shall not exceed 10% of the total

assets of Parent and
its consolidated Subsidiaries, determined

on a consolidated basis, as

set forth or reflected on the
most recent consolidated balance

sheet of Parent and its

consolidated Subsidiaries,

at the end of the most
recent fiscal year of Parent

immediately preceding such fiscal year, (v)

such transaction does not involve
the sale or other disposition

of any Credit Card Receivables,

inventory, Material Intellectual Property or
Equity Interests, and (vi) the cash

proceeds from any such sale or

other disposition (net only

of reasonable
and customary direct costs

related thereto and amounts

required to be applied to any

Permitted
Indebtedness secured by such

assets as a result of such

sale or other disposition) shall be paid

to Lender
for application to the Obligations;

and
(n) Sale-Leaseback Transactions.
“Permitted

Indebtedness” means:
(a)

the Obligations;
(b)
Indebtedness as of the Closing

Date set forth on Schedule 6.1;
(c)

Indebtedness (including

under any Capital Lease) arising

after the Closing Date to the extent
secured by Liens on equipment

or Real Property acquired after the Closing

Date in an aggregate
outstanding principal amount not

to exceed $15,000,000

at any time; provided, that, (i) such

Liens do not
apply to any property of a Loan

Party other than specific items

of equipment or Real Property, (ii) the
Indebtedness secured thereby

does not exceed the cost of the applicable

equipment or Real Property, as
the case may be and (iii) as

of the date any such Indebtedness

is incurred and after giving

effect thereto,
no Event of Default shall exist;
(d)
Indebtedness arising in connection

with the endorsement

of instruments or other payment
items for deposit and unsecured Indebtedness

incurred in respect of netting

services, overdraft protection,
and other like services, in each

case, incurred in the ordinary

course of business;
(e)

Indebtedness of a Loan Party

in respect of bid, payment

and performance bonds, workers
’
compensation claims, unemployment

insurance, health, disability and other

employee benefits or
property, casualty or liability insurance, or guarantees

of the foregoing types of

Indebtedness, in the
ordinary course of business

and consistent with current

practices as of the Closing

Date;
(f)

the incurrence by any Loan Party

of Indebtedness under Hedge

Agreements that is incurred
for the bona fide purpose of hedging

the interest rate, commodity, or foreign currency

risks associated
with such Loan Party’s operations and not for

speculative purposes;

(g)
Indebtedness incurred in the

ordinary course of business in

respect of credit cards,

credit card
processing services, debit cards,

stored value cards, commercial

cards (including so-called “purchase
cards”, “procurement cards”

or “p-cards”), or any cash

management or related services;
(h)

Subordinated Indebtedness; provided,

that, the aggregate principal amount

of such
Indebtedness shall not exceed $10,000,000

outstanding at any time;
(i)

contingent liabilities under surety

bonds or similar instruments incurred

in the ordinary
course of business in connection

with the construction

or improvement of Stores;
(j)

unsecured Indebtedness arising

pursuant to Permitted Intercompany

Advances;
(k)
Indebtedness of a Person whose

assets or Equity Interests are acquired by

a Loan Party in a
Permitted Acquisition; provided,

that, such Indebtedness (i) is either

purchase money Indebtedness

or a
Capital Lease with respect to Equipment

or mortgage financing

with respect to Real Property, (ii) was in
existence prior to the date of such

Permitted Acquisition,

and (iii) was not incurred

in connection with, or
in contemplation of, such Permitted

Acquisition; and
(l)
unsecured Indebtedness incurred

after the Closing Date

and not otherwise specifically
described in this definition

and guarantees of other Indebtedness

constituting Permitted Indebtedness

so
long as each of the following

conditions is satisfied: (i) any

such Indebtedness in excess of $5,000,000
shall have a maturity date that

is at least 91 days after the Maturity

Date, and (ii) the aggregate

principal
amount of all such Indebtedness

outstanding at any time shall not

exceed $25,000,000.
“Permitted

Intercompany Advances” means

loans made by (a) a Loan Party

to another Loan Party,
(b) a Subsidiary of a Loan Party that is not

a Loan Party to another Subsidiary

of a Loan Party that is not a
Loan Party, (c) a Loan Party to a Foreign Subsidiary

formed or acquired after the Closing

Date, provided,
that, the aggregate amount

of all such loans, together with Permitted

Investments under clause

(r) of the
definition of such term,

shall not exceed $5,000,000 at any

time outstanding, and (d) a Subsidiary

of a
Loan Party that is not a Loan

Party to a Loan Party, so long as the parties thereto

are party to the
Intercompany Subordination

Agreement.
“Permitted

Investments” means each

of the following:
(a)

cash and Investments made in

accordance with the Investment

Policy, as such Investment
Policy may be amended or

modified from time to time in Administrative

Borrower’s commercially
reasonable judgment and upon

notice to Lender, provided, that, on and after

a Default or Event of Default
exists and is continuing or

a Cash Dominion Event exists

and is continuing, Loan Parties

shall not
withdraw any funds from

any securities account without the consent of

Lender or take any other

actions
with respect to such securities

accounts except with the consent of

Lender;
(b)
Investments in negotiable instruments

deposited or to be deposited

for collection in the
ordinary course of business;
(c)

advances made in connection

with purchases of goods

or services in the ordinary

course of
business;
(d)
Investments received in settlement of amounts due to

any Loan Party effected in

the ordinary
course of business or owing to any Loan

Party as a result of

Insolvency Proceedings involving an account
debtor or upon the foreclosure or

enforcement of any Lien in favor

of a Loan Party;

(e)

Investments owned by any

Loan Party on the Closing

Date and set forth on Schedule 6.9;
(f)

Equity Interests or other securities

acquired in connection with the

satisfaction or enforcement
of Indebtedness

or claims due or owing

to a Loan Party (in bankruptcy

of customers or suppliers or
otherwise outside the ordinary

course of business) or as security

for any such Indebtedness or

claims;
leases;

(g)
deposits of cash made in the

ordinary course of business

to secure performance of

operating
(h)
loans and advances to employees

and officers of a Loan Party

in the ordinary course of
business for any business purpose

not to exceed $500,000

to any such employee

or officer, and in an
aggregate amount not to exceed

$1,000,000 outstanding

at any one time;
(i)

loans to officers, directors and

employees of a Loan Party

so that such officers, directors and
employees may acquire common

stock of Parent (so long as no cash is

actually advanced by any Loan
Party in connection with such

loans);
(j)

Investments resulting from

Bank Products permitted under clause

(f) and clause (g) of the
definition of Permitted Indebtedness;
(k)
Investments consisting of real

property and cash to pay

for incidental expenses in connection
with the Fort Mill Land;
(l)

Permitted Intercompany

Advances;
(m) Permitted Acquisitions;
(n)

Investments (other than in respect

of Permitted Acquisitions)

made with cash after the
Closing Date by a Loan Party

in or to any Person not otherwise

described in the provisions

above;
provided, that, (i) as of the

date of any such Investment

and after giving effect thereto, each

of the
Payment Conditions is satisfied,

and (ii) the Investment

shall be in or to a Person that engages

in a line of
business substantially similar

to, or ancillary or related

to, or used in or useful to,

the business that a Loan
Party is engaged in on the Closing

Date;
(o)
Investments by Cato West in Cedar Hill pursuant

to the payment of the purchase price by
Cato West for the purchase of payment intangibles owed

to Cedar Hill arising from

charges by a customer
of a Loan Party on credit or

debit cards issued by Cedar Hill

in connection with the sale of goods

by a
Loan Party, or services performed by a Loan Party, in each case in the ordinary course of its business;
(p)
credits issued by landlords or sellers of goods or services to a

Loan Party or Subsidiary in
respect of amounts otherwise owing by such Loan Party or Subsidiary to such landlord or seller in the
ordinary course of business;
(q)
Investments by Cato Land Development

LLC so long as it is an Excluded

Subsidiary; and
(r)

Investments in the form of

capital contributions by

a Loan Party in, and the acquisition

by a
Loan Party of Equity Interests of,

any Foreign Subsidiary, provided, that, the aggregate

amount of all such
Investments, together with

loans permitted under clause

(c) of the definition of Permitted Intercompany
Advances, shall not exceed

$5,000,000 at any time outstanding.

“Permitted Liens” means:
(a)

Liens granted to, or for the benefit

of, Lender to secure the Obligations;
(b)
Liens for unpaid taxes, assessments,

or other governmental charges

or levies that either (i) are
not yet past due, or (ii) do not

have priority over the Liens

of Lender and the underlying

taxes,
assessments, or charges or levies are

being contested in good

faith by appropriate proceedings

diligently
pursued and available to a

Loan Party, which proceedings (or orders entered

in connection with such
proceedings) have the effect

of preventing the forfeiture

or sale of the property subject

to any such Lien
and with respect to which adequate

reserves have been set aside on

its books in accordance with GAAP;
(c)

judgment Liens in connection with court

proceedings that do not constitute an

Event of
Default; provided, that, (i) such

Liens are being contested

in good faith by appropriate proceedings
diligently pursued and available to a Loan

Party, in each case prior to the commencement of foreclosure or other similar proceedings,

which proceedings (or orders entered

in connection with such proceeding)
have the effect of preventing the forfeiture or

sale of the property subject

to any such Lien, and (ii)
adequate reserves or other appropriate

provision, if any, as are required by GAAP

have been made
therefor;
(d) Liens set forth on Schedule 6.2;
(e)

the interests of lessors under

operating leases and non-exclusive

licensors under license
agreements;
(f)

Liens on equipment and Real Property

arising after the Closing Date to

secure Indebtedness
permitted under clause (c) of

the definition of Permitted

Indebtedness, whether such Indebtedness

is
assumed or incurred by a Loan

Party;
(g)
Liens arising by operation of law

in favor of warehousemen,

landlords, carriers, mechanics,
materialmen, laborers, or suppliers,

incurred in the ordinary course

of business and not in connection

with
the borrowing of money, and which Liens either

(i) are for sums not yet past due,

or (ii) are being
contested in good faith by

appropriate proceedings diligently

pursued and available to a Loan Party, in
each case prior to the commencement

of foreclosure or other similar proceedings,

which proceedings (or
orders entered in connection

with such proceeding) have

the effect of preventing the forfeiture

or sale of
the property subject to any

such Lien and with respect to which

adequate reserves or other appropriate
provision, if any, as are required by GAAP have

been made therefor;
(h)
Liens on cash deposited to

secure a Loan Party’s obligations in connection

with worker’s
compensation or other unemployment insurance,

or to secure obligations in

connection with the making
or entering into of bids, tenders,

or leases in the ordinary

course of business and not in connection

with
the borrowing of money

or Liens on cash deposited to

secure its reimbursement obligations

with respect
to surety or appeal bonds obtained

in the ordinary course of business;
(i)

with respect to any Real Property, easements,

rights of way, and zoning restrictions that do
not materially

interfere with or impair the use

or operation thereof;
(j)

non-exclusive licenses of

patents, trademarks, copyrights,

and other intellectual property
rights in the ordinary course of business;
(k)
Liens securing any obligations

and liabilities arising

under or in connection with

any cash
management arrangements

entered into in the ordinary

course of business prior to,

on or after the date

hereof, including, without limitation,

any netting or set-off system

for the calculation of interest with
respect to debit balances and

credit balances under such arrangements;

provided that the assets subject

to
any such Lien shall be limited to

the assets held from time

to time at the financial institution providing
such cash management arrangements;
(l)

Liens in favor of customs

and revenue authorities arising

as a matter of law to secure
payment of customs duties in connection

with the importation of goods;
(m) [reserved];
(n)
Liens arising in the ordinary

course of business solely with

respect to cash, cash equivalents
and Investments permitted

by clause (a) of the definition

of Permitted Investments in favor

of a creditor
depositary institution solely by

virtue of any statutory or common

law provision relating to banker’s liens,
rights of set-off or similar rights and

remedies as to deposit accounts or

other funds maintained with

such
creditor depository institution;
(o)
Liens assumed by any

Loan Party in connection with

a Permitted Acquisition

that secure
Indebtedness of a Person whose assets

or Equity Interests are

acquired by a Loan Party in a Permitted
Acquisition which Indebtedness

is permitted under clause (k)

of the definition of Permitted Indebtedness;
(p)
Liens arising out of conditional

sale, title retention, consignment

or similar arrangements for
sale of goods entered into by

any Loan Party in the ordinary course

of business to the extent such Liens
do not attach to any assets other than

the goods subject to such arrangements

and are not intended as
security for financing transactions;

and
(q)
Liens not described in subclauses

(a) through (p) above that do not

secure Indebtedness for
borrowed money or letters

of credit, and as to which the

aggregate amount of the obligations

secured
thereby does not exceed $2,500,000

in the aggregate.
“Person” means natural persons,

corporations, limited

liability companies, limited partnerships,
general partnerships, limited

liability partnerships, joint ventures,

trusts, land trusts, business trusts,

or
other organizations, irrespective of whether

they are legal entities, and governments

and agencies and
political subdivisions thereof.
“Projections” means forecasted

balance sheets, profit and loss

statements, and cash

flow
statements with respect to the Loan Parties,

all prepared on a basis

consistent with its historical

financial
statements, and projected amounts

available under the Borrowing

Base, together with appropriate
supporting details and a statement

of underlying assumptions.
“QFC” has the meaning assigned

to the term “qualified financial

contract” in, and shall be
interpreted in accordance with,

12 U.S.C. § 5390(c)(8)(D).
“QFC Credit Support” has the meaning

set forth in Section 11.7.
“Real Property” means any estates

or interests in

real property now

owned or hereafter

acquired
by any Loan Party

and the improvements located thereon

and all licenses, easements and

appurtenances
relating thereto, wherever located.
“Reserves” means, as of any

date of determination, those reserves

that Lender deems necessary

or
appropriate, in its Permitted Discretion

and subject to Section 2.1(b), to

establish and maintain, including
reserves with respect to (a) sums

that any Loan Party is required to pay

under any Loan Document (such

as taxes, assessments, insurance premiums,

freight, duties, tariffs, and fees or, in the case

of leased assets,
rents or other amounts payable

under such leases) (all such

payments, individually

and collectively,
“Inventory Fees”) and has not yet paid,

(b) all Inventory Fees in respect

of Inventory located in an FTZ
which are required to be paid, or

which Lender estimates will be

required to be paid, when such Inventory
arrives in, or leaves from, an

FTZ and have not been paid

(all such payments, individually

and collectively,
“FTZ Fees”), (c) amounts owing

by any Loan Party to any Person

to the extent secured by

a Lien on, or
trust over, any of the Collateral, which Lien

or trust, in the Permitted Discretion

of Lender likely would be
pari passu or have a priority

superior to Lender’s Liens (such as Liens

or trusts in favor of landlords,
warehousemen, carriers, mechanics,

materialmen, laborers, or

suppliers, or Liens or trusts

for
ad valorem, excise, sales, or

other taxes where given priority

under applicable law) in and to such

item of
the Collateral, (d) amounts to the

extent dilution calculated

by Lender in its Permitted Discretion

exceeds
five percent, (e) obligations

in respect of Bank Products, (f) reserves

as may be established from

time to
time by Lender in its discretion with

respect to the determination of

the saleability, at retail, of the Eligible
Inventory, or which reflect such other factors

as affect the market value of

the Eligible Inventory or which
reflect claims and liabilities that

Lender determines will need

to be satisfied in connection with

the
realization upon the inventory, including reserves based

on: (i) obsolescence;

(ii) seasonality; (iii) shrink;
(iv) imbalance; (v) change in

inventory character; (vi) change

in inventory composition; (vii)

change in
inventory mix;

(viii) markdowns (both permanent

and point of sale); (ix) markups

inconsistent with prior
period practice and performance,

industry standards, current business

plans or advertising
calendar and planned advertising

events, (f) amounts for (i)

salaries, wages and benefits

due to employees
of any Borrower, (ii) customer credit liabilities

consisting of the aggregate

remaining value at such time
of (A) outstanding gift certificates

and gift cards of the Borrowers

entitling the holder thereof to use

all or
a portion of the certificate or gift

card to pay all or a portion of

the purchase price for any inventory, (B)
outstanding merchandise credits of Borrowers,

and (C) liabilities in connection with

frequent shopping
programs of Borrowers, (iii) deposits

made by customers with

respect to the purchase of goods

or the
performance of services and

layaway obligations of Borrowers,

(iv) reserves for reasonably

anticipated
changes in the appraised value

of Eligible Inventory

between appraisals and (v) royalties

payable in
respect of licensed merchandise.
“Restricted Payment” means

any (a) dividend or other

distribution (whether in cash, securities

or
other property) with respect

to any Equity Interests of a Loan Party, or any payment

(whether in cash,
securities or other property),

including any sinking fund

or similar deposit, on account

of the purchase,
redemption, retirement, acquisition,

cancellation or termination of

any such Equity Interests or on

account
of any return of capital to the stockholders,

partners or members (or

the equivalent Person thereof) of

a
Loan Party, or payment made to redeem, purchase,

repurchase or retire, or to obtain

the surrender of, any
outstanding warrants, options or other

rights to acquire any Equity Interests

of a Loan Party, or any
setting apart of funds or property

for any of the foregoing,

or (b) the payment by a Loan Party

of any
management, advisory or consulting

fee to any Person or the payment

of any extraordinary salary, bonus
or other form of compensation

to any Person who is directly

or indirectly a significant partner,
shareholder, owner or executive officer of any such Person,

to the extent such extraordinary

salary, bonus
or other form of compensation

is not included in the corporate

overhead of a Loan Party.

In no event
shall any payments made

by a Loan Party to any Foreign

Subsidiary of Parent for services

provided by
such Subsidiary as a buying

agent for the purchase of inventory

by such Loan Party outside of

the United
States in the ordinary course

of business that are the same

or substantially similar or ancillary to the

types
of services with respect to such

purchases of inventory

as are provided for in the Sourcing

Agreement,
dated as of July 31, 2014, between

Cato Overseas Limited and Parent

as such agreement is in effect on
the date hereof (but including

services that are substantially similar

or ancillary to those provided

for in
the agreement and whether

or not pursuant to such agreement

or any other agreement with respect

to such
services) be construed to constitute

Restricted Payments.

“Revolving Loans” means the revolving

loans made by Lender to a Borrower

under this
Agreement.
“Sale and Leaseback Transaction” means, with

respect to any Loan Party or any

Subsidiary, any
arrangement, directly or indirectly, with any Person

whereby the Loan Party

or such Subsidiary shall sell
or transfer any Real Property

used or useful in its business, whether

now owned or hereafter acquired,

and
thereafter rent or lease such property

that it intends to use for substantially

the same purpose or purposes

as
the property being sold or

transferred.
“Sanction” or “Sanctions”

means any and all economic or

financial sanctions, sectoral sanctions,
secondary sanctions, trade embargoes

and anti-terrorism laws imposed,

administered or enforced

from
time to time by:

(a) the United States of America,

including those administered by OFAC, the U.S. State
Department, the U.S. Department of Commerce,

or through any existing or future

Executive Order, (b)
the United Nations Security

Council, (c) the European Union,

(d) the United Kingdom,

or (e) any other
Governmental Authority in

any jurisdiction in which (i)

any member of the Loan Party Group

is located
or conducts business, (ii) in which

any of the proceeds of the

Credit Facility will be used,

or (iii) from
which repayment of the Credit Facility

will be derived.
“Sanctioned Target” means any target of Sanctions, including: (a) Persons on any list of targets
identified or designated pursuant

to any Sanctions, (b) Persons,

countries, or territories that

are the target
of any territorial or country-based

Sanctions program, (c) Persons

that are a target of Sanctions due

to
their ownership or control by

any Sanctioned Target(s), or (d) otherwise a target of Sanctions, including vessels, planes and ships, that are

designated under any

Sanctions program.
“Security Agreement” means the Security

Agreement, dated of even date herewith,

by and among
each Loan Party and Lender.
“Security Documents” means the

Security Agreement

and any other agreement or instrument

at
any time executed by a Loan Party

or any other Person in connection

with this Agreement that

is intended
to (or purports to) create, perfect or

evidence a Lien to secure the Obligations.
“SOFR” means a rate per annum

equal to the secured overnight

financing rate as administered

by
the SOFR Administrator.
“SOFR Administrator” means the Federal

Reserve Bank

of New York (or a successor
administrator of the secured

overnight financing rate).
“SOFR Loan” means each portion

of a Revolving Loan that bears

interest at a rate determined by
reference to Adjusted Term SOFR (other than pursuant

to clause (c) of the definition of “Base

Rate”).
“SOFR Loan Notice” means a written notice

in the form of Exhibit D to this Agreement.
“Solvent” means, with respect

to any Person as of any date of

determination, that (a) at fair
valuations, the sum of such Person’s debts (including

contingent liabilities) is less

than all of such Person’s
assets, (b) such Person is not

engaged or about to engage

in a business or transaction for

which the
remaining assets of such Person

are unreasonably small

in relation to the business or transaction

or for
which the property remaining

with such Person is an unreasonably

small capital, (c) such Person

has not
incurred and does not intend

to incur, or reasonably believe that it will

incur, debts beyond its ability to
pay such debts as they become

due (whether at maturity or otherwise),

and (d) such Person is “solvent”

or
not “insolvent”, as applicable within

the meaning given

those terms and similar terms

under applicable
laws relating to voidable transfers,

fraudulent transfers and conveyances.

For purposes of this definition,

the amount of any contingent

liability at any time shall be computed

as the amount that, in light of

all of
the facts and circumstances

existing at such time, represents

the amount that can reasonably

be expected
to become an actual or matured liability

(irrespective of whether such contingent

liabilities meet the
criteria for accrual under Statement

of Financial Accounting Standard

No. 5).
“Store” means any retail store (which

may include any real property, fixtures, equipment,
inventory and other property

related thereto) operated, or to be operated,

by any Loan Party.
“Store Accounts” shall mean the

deposit accounts listed on Schedule

4.18(a) under the heading
“Store Deposit Accounts”

which are used only for the

deposit of receipts by a Store

and any other deposit
accounts established after the

date hereof in accordance

with Section 5.9 and that are used

only for such
purpose by a Store.
“Subordinated

Indebtedness” means any Indebtedness

of any Loan Party incurred

from time to
time that is subordinated in

right of payment to the Obligations

and is subject to a subordination
agreement in form and substance

satisfactory to Lender, and is otherwise

on terms (including maturity,
interest, fees, repayment, covenants

and subordination) satisfactory

to Lender.
“Subsidiary” means, with respect

to any Person, a corporation,

partnership, limited liability
company, or other entity in which that Person directly

or indirectly owns or controls

the Equity Interests
having ordinary voting power

to elect a majority of the

board of directors (or equivalent) of

such
corporation, partnership, limited

liability company, or other entity.
“Supported QFC” has the meaning

set forth in Section 11.7.
“Swap Obligation” means,

with respect to any Loan Party, any obligation

to pay or perform under
any agreement, contract or

transaction that constitutes a “swap”

within the meaning

of section 1a(47) of
the Commodity Exchange

Act.
“Termination Date” means the earliest to occur of (a)

the Maturity Date, (b) the date on which

the
maturity of the Obligations

is accelerated (or deemed accelerated)

and the Commitment

is terminated (or
deemed terminated), or (c)

the termination of the Commitment

in accordance with the provisions of
Section 3.5.
“Term SOFR” means,
(a)

for any calculation with respect

to a SOFR Loan, the Term SOFR Reference Rate for a

tenor
comparable to the applicable Interest

Period on the day (such

day, the “Periodic Term SOFR
Determination Day”) that is

two U.S. Government Securities

Business Days prior to

the first day of such
Interest Period, as such rate is published

by the Term SOFR Administrator; provided,

that, if as of 5:00
p.m. (New York City time) on any Periodic Term SOFR Determination Day the

Term SOFR Reference
Rate for the applicable tenor

has not been published by

the Term SOFR Administrator and a Benchmark
Replacement Date with respect to

the Term SOFR Reference Rate has not occurred, then

Term SOFR
will be the Term SOFR Reference Rate for such tenor

as published by the Term SOFR Administrator on
the first preceding U.S. Government

Securities Business Day for which

such
Te rm SOFR Reference Rate
for such tenor was published

by the Term SOFR Administrator so long as such first

preceding U.S.
Government Securities Business Day

is not more than three U.S. Government

Securities Business Days
prior to such Periodic Term SOFR Determination Day, and
(b)
for any calculation with respect

to a Base Rate Loan on any

day, the Term SOFR Reference
Rate for a tenor of one month

on the day (such day, the “Base Rate Term SOFR Determination Day”)

that

is two U.S. Government Securities

Business Days prior to

such day, as such rate is published by the Term
SOFR Administrator; provided,

however, that if as of 5:00 p.m. (New

York City time) on any Base Rate
Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been
published by the Term SOFR Administrator and a Benchmark

Replacement Date with respect

to the Term
SOFR Reference Rate has not occurred,

then Term SOFR will be the Term SOFR Reference Rate for
such tenor as published by the

Term SOFR Administrator on the first preceding U.S. Government
Securities Business Day for which such

Term SOFR Reference Rate for such tenor was published

by the
Term SOFR Administrator so long as such first preceding

U.S. Government Securities Business

Day is
not more than three U.S. Government

Securities Business Days prior

to such Base Rate Term SOFR
Determination Day.
“Term SOFR Adjustment” means a percentage equal to 0.10%

per annum.
“Term SOFR Administrator” means CME Group Benchmark

Administration Limited (CBA) (or

a
successor administrator of

the Term SOFR Reference Rate selected by Lender

in its reasonable
discretion).
“Term SOFR Reference Rate” means the forward-looking

term rate based on SOFR.
“UCC” means the Uniform

Commercial Code as in effect in the State

of New York and any
successor statute, as in effect from

time to time (except that terms

used herein which are not otherwise
defined herein and defined

in the Uniform Commercial

Code as in effect in the State of New York on the
Closing Date shall continue to have

the same meaning notwithstanding

any replacement or amendment

of
such statute except as Lender may

otherwise determine).
“U.S. Government Securities

Business Day” means any

day except for (a) a Saturday, (b) a Sunday
or (c) a day on which the Securities

Industry and Financial Markets

Association recommends

that the fixed
income departments of its members

be closed for the entire day

for purposes of trading

in United States
government securities.
“U.S. Special Resolution Regimes”

has the meaning set forth in Section

11.7.
“Valu

e” means, the lower of (a) cost

computed on a first-in

first-out basis in accordance with
GAAP

or (b) market value; provided,

that, for purposes of the calculation

of the Borrowing

Base, (i) the
Value

of the inventory shall not

include:

(A) the portion of the value

of inventory equal to the profit
earned by any Affiliate on the sale thereof

to a Borrower or (B) write-ups

or write-downs in value with
respect to currency exchange

rates and (ii) notwithstanding

anything to the contrary

contained herein, the
cost of the inventory shall be computed

in the same manner and consistent

with the most recent appraisal
of the inventory that is received

by, and acceptable to, Lender prior to the Closing

Date, if any.
1.2 Accounting Terms
. All accounting terms

not specifically defined herein shall

be construed
in accordance with GAAP;

provided, that, if the Administrative

Borrower notifies Lender that Borrowers
request an amendment to any

provision hereof to eliminate

the effect of any Accounting Changes
occurring after the Closing Date

or in the application thereof

on the operation of such provision

(or if
Lender requests an amendment

to any provision hereof for such purpose),

regardless of whether any such
notice is given before or after

such Accounting Change

or in the application thereof, then

Lender and
Borrowers agree that they

will negotiate in good faith amendments

to the provisions of this Agreement
that are directly affected by such Accounting

Change with the intent of having

the respective positions of
Lender and Borrowers after such change conform

as nearly as possible to their respective

positions
immediately before such Accounting

Change took effect and, until any

such amendments have been
agreed upon and agreed to

by Lender, the provisions in this Agreement

shall be calculated as if no such

Accounting Change had occurred.

A Loan Party shall deliver to Lender

at the same time as the delivery

of
any financial statements given

in accordance with the provisions

of Section 5.1, (a) a description

in
reasonable detail of any material change

in the application of accounting

principles employed in the
preparation of such financial statements

from those applied in the most

recently preceding monthly,
quarterly or annual financial statements

and (b) a reasonable estimate

of the effect on the financial
statements on account of such

changes in application.

When used herein, the term

“financial statements”
shall include the notes and schedules thereto.

Notwithstanding anything

to the contrary contained herein,
(i) all financial statements delivered hereunder

shall be prepared, and all financial

covenants contained
herein shall be calculated,

without giving effect to any election under

the Statement of Financial
Accounting Standards Board’s Accounting Standards

Codification Topic 825 (or any similar accounting
principle) permitting a Person

to value its financial liabilities

or Indebtedness at the

fair value thereof, and
(ii) the term “unqualified opinion” as

used herein to refer to opinions

or reports provided by accountants
shall mean an opinion or report that

is (A) unqualified, and (B)

does not include any

explanation,
supplemental comment, or

other comment concerning the ability

of the applicable Person to continue

as a
going concern or concerning

the scope of the audit.
1.3 UCC Terms
.

Any terms used in this Agreement

that are defined in the UCC shall

be
construed and defined as set forth

in the UCC unless otherwise

defined herein; provided,

that, to the extent
that the UCC is used to define any

term herein and such term

is defined differently in different Articles of
the UCC, the definition of

such term contained in Article

9 of the UCC shall govern.
1.4 Construction
.

The definitions of terms

herein shall apply

equally to the singular and plural
forms of the terms defined.

Whenever the context may

require, any pronoun shall include

the
corresponding masculine, feminine

and neuter forms.

The words “include,” “includes” and “including”
shall be deemed to be followed

by the phrase “without limitation.”

The word “will” shall be construed

to
have the same meaning and

effect as the word “shall” and vice-versa.

Unless the context requires
otherwise, (a) any definition

of or reference to any agreement,

instrument or other document shall

be
construed as referring to such agreement,

instrument or other document

as from time to time amended,
modified, supplemented, extended, renewed,

restated or replaced (subject

to any restrictions on such
amendments, supplements

or modifications set forth in

any Loan Document), (b) any

reference herein to
any Person shall be construed

to include such Person’s successors and assigns,

(c) the words “herein,”
“hereof” and “hereunder,” and words

of similar import when used

in any Loan Document, shall be
construed to refer to such Loan Document

in its entirety and not to any

particular provision thereof,

(d) all
references in a Loan Document

to Sections, Exhibits and Schedules shall

be construed to refer to Sections
of, and Exhibits and Schedules to, the Loan

Document in which such

references appear, (e) any reference
to any law shall include all statutory

and regulatory provisions consolidating,

amending, replacing,
recodifying, supplementing

or interpreting such law and

any reference to any law or regulation

shall,
unless otherwise specified, refer to

such law or regulation as amended,

modified or supplemented

from
time to time, and (f) the words “asset”

and “property” shall be construed

to have the same meaning

and
effect and to refer to any and all tangible

and intangible assets and properties,

including cash, securities,
accounts and contract rights.

Section headings in any

Loan Document are included for convenience

of
reference only and shall not

affect the interpretation of this Agreement

or any other Loan Document.
Each schedule and exhibit to

this Agreement is incorporated

by reference herein and

is made a part of this
Agreement.

Any capitalized term used in any

schedule or exhibit to this Agreement

shall have the
meaning assigned to such term

herein, unless otherwise defined in

such schedule or exhibit. An Event

of
Default shall exist or continue

until such Event of Default is waived

in accordance with Section 9.5

in
accordance with the terms hereof.

Each Loan Party shall

have the burden of establishing

any alleged
negligence, misconduct or

lack of good faith by Lender

under any Loan Document.

Any reference to an
obligation of a Borrower or

a Loan Party or to Borrowers or Loan

Parties, or to any

Borrower or any Loan
Party, as the case may be, shall mean that each Borrower

or each Loan Party, as the case may be, is
jointly and severally liable

with each other Borrower or

Loan Party in respect of such

obligation.

In

connection with any division

or plan of division under

Delaware law (or any comparable event under

a
different jurisdiction’s laws): (i) if any asset, right, obligation or liability of any Person becomes

the asset,
right, obligation or liability

of a different Person, then it shall be deemed

to have been transferred from
the original Person to the subsequent

Person, and (ii) if any

new Person comes into existence,

such new
Person shall be deemed to

have been organized on the first date of

its existence by the holders of

its
Equity Interests at such time.

Any reference in any Loan

Document to a merger, transfer, consolidation,
assignment, sale, disposition

or transfer, or similar term,

shall be deemed to apply to a division of

or by a
limited liability company, or an allocation of assets

to a series of a limited liability

company (or the
unwinding of such a division

or allocation), as if it were

a merger, transfer, consolidation, assignment,
sale, disposition or transfer, or similar term,

as applicable, to, of or with a separate

Person.

No provision
of any Loan Documents shall be construed

against any party by reason

of such party having,

or being
deemed to have, drafted the provision.

Any reference to an agreement

or other matter being “reasonably
satisfactory” to Lender shall mean

a determination made in the exercise

of reasonable judgment

from the
perspective of a secured asset-based

lender.

Any reference to expenses of Lender

in any Loan Document
shall include all Lender Expenses.

Reference to a Loan Party’s “knowledge”

or similar concept means
actual knowledge of an Authorized

Person, or knowledge

that an Authorized Person would

have obtained
if he or she had engaged in

good faith and diligent performance

of his or her duties, including

reasonably
specific inquiries of employees

or agents and a good faith

attempt to ascertain the matter.
1.5 Time References
.

Unless the context of this Agreement

or any other Loan Document
clearly requires otherwise,

all references to time of day

refer to Eastern Time, as in effect in New York on
such day.

For purposes of the computation of

a period of time from

a specified date to a later specified
date, unless otherwise expressly

provided, the word “from” means

“from and including” and the words
“to” and “until” each means “to and

including”; provided, that, with

respect to a computation of fees

or
interest payable to Lender, such period shall

in any event consist of at least

one full day.
1.6 Payment in Full
. Any reference in any Loan Document

to the satisfaction, repayment,

or
payment in full of the Obligations

shall mean (a) the payment

in full in cash of the principal and accrued
and unpaid interest with respect to the Revolving

Loans, (b) the payment in full

in cash of all fees,
charges and expenses that have

accrued and are unpaid regardless

of whether payment has been
demanded or is otherwise due,

(c) the delivery to Lender of cash

collateral, or at Lender’s option,

a letter
of credit payable to Lender issued by

a bank acceptable to Lender

and in form and substance

satisfactory
to Lender, in either case in respect of (i) 105% of

the then existing Letter of Credit

Usage, (ii) contingent
Obligations for which a claim

or demand for payment has been made

at such time or in respect of

matters
or circumstances known to

Lender at the time, and which are

reasonably expected to result

in any loss,
cost, damage or expense (including

attorneys’ fees and legal expenses)

to Lender for which Lender would
be entitled to indemnification by

a Loan Party hereunder and (iii) an amount

determined by Lender equal
to the reasonably estimated credit

exposure, operational risk

or processing risk with respect

to the then
existing Bank Product Obligations,

and (d) the termination of the Commitment

and the financing
arrangements provided by

Lender to each Borrower hereunder.
1.7 [Reserved] .
1.8 Resolution of Drafting Ambiguities
.

Each Loan Party acknowledges

and agrees that it
was represented by counsel in connection

with the execution and delivery

of the Loan Documents, that

it
and its counsel reviewed and participated

in the preparation and negotiation

of the Loan Documents and
that any rule of construction to

the effect that ambiguities are

to be resolved against Lender

as the drafting
party shall not be applicable in

the interpretation of the Loan Documents.
1.9 Rates
.

Lender does not warrant

or accept any responsibility

for, and shall not have any
liability with respect to, (a)

the continuation of, administration

of, submission of, calculation

of or any

other matter related to the Term SOFR Reference Rate,

Adjusted Term SOFR, Term SOFR or any other
Benchmark, any component definition

thereof or rates referred to in the definition

thereof, or with respect
to any alternative, successor or

replacement rate thereto (including

any then-current Benchmark

or any
Benchmark Replacement), including

whether the composition

or characteristics of any such alternative,
successor or replacement rate (including

any Benchmark Replacement), as

it may or may not be adjusted
pursuant to the terms of Schedule

2.7, will be similar to, or produce

the same value or economic
equivalence of, or have the

same volume or liquidity as,

the Term SOFR Reference Rate, Adjusted Term
SOFR, Term SOFR or any other Benchmark,

prior to its discontinuance or unavailability, or (b) the
effect, implementation or composition

of any Conforming

Changes.

Lender and its affiliates or

other
related entities may engage

in transactions that affect the calculation

of the Term SOFR Reference Rate,
Adjusted Term SOFR, Term SOFR, any alternative, successor or replacement rate (including any
Benchmark Replacement) or

any relevant adjustments

thereto and such transactions may

be adverse to a
Borrower.

Lender may select information

sources or services in its reasonable

discretion to ascertain the
Term SOFR Reference Rate, Adjusted Term SOFR, or Term SOFR, or any other Benchmark,

any
component definition thereof or

rates referred to in the definition

thereof, in each case pursuant

to the
terms of this Agreement, and

shall have no liability to any

Borrower or any other person or

entity for
damages of any kind, including

direct or indirect, special, punitive,

incidental or consequential damages,
costs, losses or expenses (whether

in tort, contract or otherwise and

whether at law or in equity),

for any
error or calculation of any

such rate (or component thereof) provided

by any such information source

or
service.
1.10

Schedules and Exhibits
.

All of the schedules and exhibits

attached to this Agreement
shall be deemed incorporated herein by

reference.
1.11

Divisions
.

For all purposes under the Loan

Documents, in connection

with any division or
plan of division under Delaware

law (or any comparable event

under a different jurisdiction’s laws): (a) if
any asset, right, obligation

or liability of any Person becomes

the asset, right, obligation or liability

of a
different Person, then it shall be deemed

to have been transferred from

the original Person to the
subsequent Person, and (b) if any

new Person comes into existence,

such new Person shall be deemed

to
have been organized on the first date

of its existence by the holders

of its Equity Interests at such time.
2.

CREDIT FACILITY
2.1 Revolving Loans.
(a)

Subject to, and upon the

terms and conditions contained

herein, on and after the Closing

Date
until the Termination Date, Lender agrees to make

Revolving Loans to a Borrower

from time to time in
amounts requested by or on

behalf of such Borrower, provided, that, after

giving effect to any such
Revolving Loan, the aggregate

principal amount of the

Revolving Loans outstanding

plus the Letter of
Credit Usage shall not exceed

the lesser of the Borrowing

Base at such time or the Maximum

Credit.
(b)
Lender shall have the right

(but not the obligation) at any time,

in its Permitted Discretion, to
establish and increase or decrease

Reserves, provided, that, the

amount of any Reserve

established by
Lender shall have a reasonable

relationship to the event, condition,

other circumstance, or fact that

is the
basis for such Reserve. To the extent that an event, condition or circumstance as to any

eligible asset is
addressed pursuant to the treatment

thereof within the applicable definition

of such

terms, Lender shall
not also establish a Reserve

to address the same event, condition

or circumstance.

Lender shall provide
prior written notice to the Administrative

Borrower

of the establishment of

any new categories of
Reserves, or any change in

the methodology for the calculation

of an existing Reserve

(in each case after
the Closing Date except that

such notice shall not be required

at any time an Event of Default

exists or at
any time if Lender, in its Permitted Discretion,

determines that it is necessary

to act

sooner to preserve or

protect the Collateral or its value

or the rights of Lender therein).

In such event, Lender shall

be available
to discuss the change. A Borrower

may take such action as may

be required so that the event, condition,
circumstance, or fact that is the basis

for such Reserve no longer

exists.

If Lender determines in its
Permitted Discretion that the event,

condition, other circumstance

or fact that is the basis

for the
establishment or change to

such Reserve no longer exists

or has otherwise been adequately

addressed by a
Borrower, Lender shall adjust or eliminate the Reserve

accordingly.

At any time that the Maximum
Credit is less than the amount of

the Borrowing Base, Reserves

in respect of amounts that may

be payable
to third parties may be deducted

from the Maximum

Credit.
2.2 Borrowing Procedures.
(a)

Each Revolving Loan shall

be made by a written request by

an Authorized Person delivered
to Lender (which may

be delivered through Lender’s electronic

platform or portal) and received

by
Lender no later than 11:00 a.m.

(provided, that Lender may, in its sole discretion, elect

to accept as timely
requests that are received later

than 11:00 a.m.) (i) on the Business

Day that is one Business Day

prior to
the requested Funding Date

in the case of a request for

a Base Rate Loan, and (ii) on the U.S.

Government
Securities Business Day that is three U.S. Government

Securities Business Days prior to

the requested
Funding Date in the case of a request

for a SOFR Loan (or the continuation

thereof or the conversion
thereof to a Base Rate Loan), specifying

(A) the amount of such Revolving

Loan (which in the case of a
SOFR Loan shall be in a principal

amount of $1,000,000 or a whole

multiple of $1,000,000 in

excess
thereof), (B) the requested

Funding Date (which shall

be a Business Day); and (C) in the case

of a SOFR
Loan, the duration of the Interest

Period with respect thereto.

In addition, each request

for a SOFR Loan
(or the continuation thereof or

the conversion thereof

to a Base Rate Loan) shall be

made pursuant to the
delivery to Lender of a SOFR

Loan Notice. If the Administrative

Borrower

fails to specify an Interest
Period, it will be deemed

to have specified an Interest Period

of one month.

If the Administrative
Borrower

fails to give a timely notice with

respect to any continuation of a SOFR

Loan, then the applicable
SOFR Loan shall be converted

to a Base Rate Loans effective as of

the last day of the Interest Period

then
in effect with respect to the applicable SOFR

Loans.

All requests for Revolving

Loans
which are not made on-line via

Lender’s electronic platform or portal

shall be subject to (and unless
Lender elects otherwise in the

exercise of its sole discretion, such Revolving

Loans shall not be made
until the completion of) Lender’s authentication

process (with results satisfactory

to Lender) prior to the
funding of any such requested

Revolving Loan.
(b)
Except as otherwise provided

herein, a SOFR Loan may

be continued or converted only on
the last day of an Interest Period

for such SOFR Loan.

During the existence of a

Default or an Event of
Default, no Revolving Loans may

be requested as, converted to or continued

as SOFR Loans without

the
consent of Lender.
(c)

Each SOFR Loan Notice shall

be irrevocable and binding

on Borrowers.

In connection with
each SOFR Loan, each Borrower

shall indemnify, defend, and hold Lender harmless

against any loss,
cost, or expense actually

incurred by Lender as a result

of (i) the payment or required assignment

of any
principal of any SOFR Loan

other than on the last day of an Interest

Period applicable thereto

(including
as a result of an Event of Default),

(ii) the conversion of any

SOFR Loan other than on the

last day of the
Interest Period applicable thereto, or

(iii) the failure to borrow, convert, continue or

prepay any SOFR
Loan on the date specified in any

SOFR Loan Notice delivered pursuant

hereto.

A certificate of Lender
delivered to the Administrative Borrower

setting forth in reasonable detail

any amount or amounts that
Lender is entitled to receive

pursuant to this Section 2.2(c) shall

be conclusive absent manifest

error.
Borrowers shall pay such amount

to Lender within 30 days of the

date of its receipt of such certificate.
(d)
After giving effect to all SOFR Loans, there

shall not be more than five

Interest Periods in
effect with respect to SOFR Loans.

(e)

All Revolving Loans shall be conclusively

presumed to have been made

to, and at the request
of and for the benefit of, a Borrower

when deposited to the credit

of a Borrower or otherwise disbursed

or
established in accordance with

the instructions of the Administrative

Borrower

to the deposit account
specified to Lender for such

purpose (which shall be at

a bank acceptable to Lender) or

in accordance
with the terms and conditions

of this Agreement.
2.3 Letter of Credit Facility
.

As a subfacility under the Credit Facility, subject to, and

upon
the terms and conditions contained

herein, on and after the Closing

Date until the Termination Date,
Lender agrees to issue or cause an Affiliate to

issue standby letters of credit

or sight commercial letters of
credit for the account of a Borrower

for purposes acceptable to Lender

(each a “Letter of Credit” and
collectively, “Letters of Credit”); provided, that, (a) the

aggregate Letter of Credit

Usage will not at any
time exceed $5,000,000 and

(b) as of the date of the issuance

of any Letter of Credit, and after

giving
effect thereto, the aggregate amount

of the Revolving Loans and the Letter

of Credit Usage will not
exceed the lesser of the Borrowing

Base or the Maximum

Credit.

Loan Parties and Lender hereby
acknowledge and agree that the

Existing Letter of Credit shall

constitute a Letter of Credit under

this
Agreement on and after the Closing

Date with the same effect as if such Existing

Letter of Credit was
issued by Lender at the request

of Administrative Borrower

on the Closing Date.

The form and substance
of each Letter of Credit will

be subject to approval by

Lender and each Borrower shall

execute and
deliver such additional letter of credit

agreements, applications and

other documents required by

Lender
as a condition to the issuance, amendment,

extension or renewal of any

Letter of Credit. Each Letter of
Credit will be issued for a term

not to exceed 365 days, as designated

by the Administrative Borrower;
provided, that, (x) a Letter

of Credit may provide for automatic

extensions of its expiration date

for one or
more successive 365-day

periods provided that upon not less

than thirty (30) days written notice

to
Administrative Borrower, Lender has the right to terminate

such Letter of Credit on

each such annual
expiration date and there shall be no

extension of the term of the Letter of

Credit to a date that is later
than the fifth Business Day prior to the

scheduled Termination Date and (y) no Letter

of Credit will have
an expiration date after the Maturity

Date. Each Letter of Credit will be

issued under, and subject to, the
additional terms and conditions

of the letter of credit agreements,

applications and any related documents
required by Lender. Each drawing paid under

a Letter of Credit will be

deemed a Revolving

Loan and
will be repaid by Borrowers in

accordance with the terms

and conditions of this Agreement applicable

to
Revolving Loans; provided,

that, if Revolving Loans are not available

for any reason at the time any
drawing is paid by Lender, then Borrowers will

immediately pay to Lender

the full amount drawn,
together with interest on such

amount from the date such

drawing is paid to the date such

amount is fully
repaid by Borrowers, at the

rate of interest then applicable

to Revolving Loans. In

such event Borrowers
agree that Lender may

charge the Loan Account or debit any deposit

account maintained by

any Loan
Party for the amount of any

such drawing.
2.4 Payments; Prepayments.
(a)

Payments by Borrowers.

Except as otherwise expressly

provided herein, all payments by

a
Borrower

shall be made to the Lender Payment

Account or such other place as Lender

may designate in
writing to the Administrative

Borrower from time to time

and shall be made in immediately available
funds, no later than 1:30 p.m.

on the date specified herein.

Any payment received

by Lender later than
1:30 p.m. shall be deemed to

have been received (unless Lender, in its discretion,

elects to credit it on the
date received) on the following

Business Day and any applicable

interest or fee shall continue

to accrue
until such following Business Day. All payments of Obligations shall be made in Dollars, without

offset,
counterclaim or defense of

any kind, free and clear of (and without

deduction for) any taxes, levies,
imposts, duties, fees, assessments

or other charges of whatever nature

now or hereafter imposed

by any
jurisdiction or by any political

subdivision or taxing authority

thereof or therein, and all

interest, penalties
or similar liabilities with respect

thereto.

No Loan Party will fund

any repayment of the Credit Facility
with proceeds, or provide as

Collateral any property, that is directly or indirectly

derived from any

transaction or activity that is

prohibited by Sanctions, Anti-Money Laundering Laws or Anti-Corruption
Laws, or that could otherwise cause

Lender or any other party to

any Loan Document to be in

breach of
Sanctions, Anti-Money

Laundering Laws or Anti-Corruption

Laws.
(b)

Application of Payments.

Subject to the other terms

and conditions contained herein, Lender
shall apply payments received

or collected from a Borrower or for

the account of a Borrower (including
the monetary proceeds of collections

or of realization upon any

Collateral) as follows, so long

as no Event
of Default exists: first, to the payment

in full of any fees, indemnities, or

expense reimbursements

then
due to Lender; second, to the

payment in full of interest

due in respect of any Revolving

Loans; third, to
the payment in full of principal

in respect of the Revolving

Loans, whether or not then due; and

fourth, at
any time an Event of Default (or an event

which with notice or passage

of time or both would constitute
an Event of Default) exists, as cash collateral

in an amount up to 105% of the

Letter of Credit Usage; and
fifth, to pay or prepay any

other Obligations, whether or not

then due, in such order and manner

as Lender
directs. Such payments shall

be applied as Lender determines

at any time an Event of Default exists,
including to be used as cash

collateral in respect of Obligations

related to Letters of Credit

(in an amount
up to 105% of the Letter of

Credit Usage) or such other Obligations

as Lender may determine,

on such
terms as Lender may

require.
(c)

Optional Prepayments.

Each Borrower may

prepay the principal of any Revolving

Loan at
any time in whole or in part,

without premium or penalty, upon irrevocable notice

from Administrative
Borrower

to Lender, at any time or from time to time;

provided, that, (i) such notice

must be received by
Lender not later than 11:00 a.m. (provided,

that Lender may, in its sole discretion, elect to accept

as timely
notices that are received later than 11:00

a.m.) (A) one U.S. Government

Securities Business Days

prior to
any date of prepayment

of SOFR Loans and (B) on the date of

prepayment of Base Rate

Loans; (ii) any
prepayment of SOFR Loans shall

be in a principal amount of $1,000,000

or a whole multiple of
$1,000,000 in excess thereof; and

(iii) unless a Cash Dominion

Event has occurred and is continuing,

any
prepayment of Base Rate Loans shall be

in a principal amount of $500,000

or a whole multiple of
$100,000 in excess thereof or, in each case,

if less, the entire principal amount

thereof then outstanding.
Each such notice shall specify

the date and amount of such prepayment

and whether the Revolving

Loans
to be prepaid are SOFR Loans

or Base Rate Loans and,

if SOFR Loans, the Interest Period(s) of

such
SOFR Loans.

If such notice is given

by Administrative Borrower, Borrowers shall

make such
prepayment and the payment

amount specified in such

notice shall be due and payable on

the date
specified therein.

Any prepayment of a SOFR Loan

shall be accompanied by

all accrued interest on the
amount prepaid, together with

any additional amounts

required pursuant to Section

2.8.
(d)

Mandatory Prepayments.
(i)
If, at any time, the aggregate principal

amount of the Revolving

Loans outstanding
plus the Letter of Credit Usage exceeds

the lesser of the Borrowing

Base or the Maximum Credit, then a
Borrower

shall promptly, but in any event, within one Business

Day prepay the Obligations

in an
aggregate amount equal to the

amount of such excess (or

after the prepayment of all Revolving

Loans,
upon Lender’s demand, immediately

provide cash collateral up to 105%

of the Letter of Credit Usage

as
required to address such excess,

even if amounts greater than

such excess are required as

a result of the
amount of any Letters of Credit

then outstanding).
(ii)
After the occurrence and during

the continuance of a Cash Dominion

Event, Borrowers
shall prepay the Revolving

Loans (and after the prepayment

of all Revolving Loans, upon Lender’s
demand, amounts received

thereafter may be held as cash

collateral up to 105% of the Letter

of Credit
Usage) with the proceeds and collections

received by the Loan Parties to

the extent so required under
Section 5.9.

In no event shall the foregoing

be construed to limit any of the

rights of Lender on or after
an Event of Default.

(e)

Maintenance of Loan Account;

Statements of Obligations.

Lender shall maintain

an account on
its books in the name of

each Borrower (the “Loan Account”)

evidencing the Obligations, including
Revolving Loans, Letters of

Credit, interest, fees and Lender Expenses.

Any such records shall be
presumptively correct, absent manifest

error, provided, that, the failure to make

any such entry or the
existence of any error in such records,

shall not affect any of the Obligations.

Lender shall make
available to the Administrative

Borrower

monthly statements regarding

the Loan Account, including

the
principal amount of the Revolving

Loans, interest, fees and Lender Expenses.

Each such statement,
absent manifest error, shall be conclusively

presumed to be correct and accurate

and constitute an account
stated between each Borrower and

Lender unless, within 30 days

after Lender first makes

such a
statement available to the Administrative

Borrower, the Administrative Borrower

shall deliver to Lender
written objection thereto describing

any error contained in such

statement.
(f)

Evidence of Debt.

Lender may request that Revolving

Loans made by it be evidenced by

a
promissory note.

In such event, each Borrower shall

execute and deliver to Lender

a promissory note
payable to the order of Lender

(or, if requested by Lender, to Lender and its registered

assigns) and in a
form approved by Lender.

Thereafter, the Revolving Loans evidenced

by such promissory

note and
interest thereon shall at all times

be represented by one or more

promissory notes in such form

payable to
the order of the payee named

therein (or, if such promissory note is a

registered note, to such payee

and its
registered assigns).
(g)

Charges to Loan Account.

At the election of Lender, all payments of principal,

interest, fees,
expenses and other amounts

payable under the Loan Documents

may be paid from the proceeds

of
Revolving Loans made

hereunder whether made following

a request by a Borrower or a deemed

request
as provided in this Section or may

be deducted from any deposit account

of any Borrower

maintained
with Lender, provided, that, payments of interest

and fees that may be charged

to the Loan Account based
on the foregoing shall not be

deemed to be Revolving Loans

for a period of three Business Days,

but if
not paid by Borrowers at the end of

such period shall automatically

and without further action of the
parties be deemed Revolving

Loans as provided herein and shall bear

interest at the rate applicable

to
Revolving Loans that are Base Rate

Loans.

Each Borrower is hereby

irrevocably deemed to request

that
Lender, and Lender is hereby authorized to,

(i) make a Revolving

Loan for the purpose of paying

each
payment of principal, interest, fees,

expenses and other amounts

as it becomes due under any

Loan
Document and agrees that all such

amounts charged shall constitute

Revolving Loans as provided

above,
(ii) make a Revolving

Loan to preserve or protect the Collateral,

or any portion thereof and

(iii) charge
any deposit account of any Borrower

maintained with Lender

for each payment of principal,

interest, fees,
expenses and other amounts

due under any Loan Document.
(h)

Repayment on Termination Date.

Each Borrower

shall make payment

in full of the
Obligations on the Maturity

Date or if earlier, any other Termination Date.
(i)

Indemnity for Returned Payments.

If after any payment, or proceeds

of Collateral, are applied
to the payment of any of the

Obligations, Lender is required

to surrender or return such payment
or proceeds to any Person for

any reason, then the Obligations

intended to be satisfied by

such payment or
proceeds shall be reinstated

and continue and this Agreement

shall continue in full force and effect as

if
such payment or proceeds had

not been received by Lender.

Each Loan Party shall be

liable to pay to
Lender, and does hereby agree to indemnify

and hold Lender harmless for, the amount of

any payments
or proceeds surrendered or

returned.

This Section shall remain effective notwithstanding

any contrary
action which may be taken by

Lender in reliance upon such payment

or proceeds.

This Section shall
survive the payment in full

of the Obligations and the termination

of this Agreement.
(j)

Crediting Payments.

The receipt of any payment

item by Lender shall not be required

to be
considered a payment on account

unless such payment

item is a wire transfer of immediately

available

funds made to the Lender Payment

Account or unless and until such payment

item is honored when
presented for payment.

Should any payment item

not be honored when presented

for payment, then a
Loan Party shall be deemed

not to have made such payment.

Notwithstanding anything to the contrary
contained herein, any payment item shall be

deemed received by Lender

only if it is received into the
Lender Payment Account on a Business

Day on or before 1:30 p.m.

If any payment item is received

into
the Lender Payment Account on a

non-Business Day or after 1:30

p.m. on a Business Day

(unless Lender,
in its discretion, elects to credit it on the date received),

it shall be deemed to have

been received by Lender
as of the opening of business on

the immediately following

Business Day.
2.5 Interest and Fees.
(a)

Rates and Payment of

Interest.
(i)
Subject to the provisions of

Section 2.5(a)(ii), 2.7 and

2.8, (A) each SOFR Loan shall
bear interest on the outstanding

principal amount thereof for

each Interest Period at a rate per

annum
equal to Adjusted Term SOFR for the Interest Period

thereof plus the Applicable

Margin; and (B) each
Base Rate Loan shall bear interest on

the outstanding principal amount

thereof from the applicable
Funding Date at a rate per annum

equal to the Base Rate plus the Applicable

Margin.
(ii)
If any principal or interest payable

under any Loan Document

is not paid when due
(without regard to any applicable grace

periods), whether at stated maturity, by

acceleration or otherwise,
such amount shall thereafter bear

interest at a fluctuating

interest rate per annum at all times equal to

the
Default Rate to the fullest extent

permitted by applicable Laws.

If any other Event of Default

exists, then
Lender may notify Administrative

Borrower that all outstanding

Revolving Loans shall thereafter

bear
interest at a fluctuating interest rate per

annum at all times equal to the Default

Rate and thereafter such
Revolving Loans shall bear interest

at the Default Rate to the fullest

extent permitted by applicable

Laws.
(iii)
Accrued and unpaid interest on

past due amounts (including

interest on past due
interest) shall be due and payable

upon demand.
(iv)
Interest on each Revolving

Loan shall be due and payable in

arrears on each Interest
Payment Date applicable thereto and

in each case, in any

event on the Termination Date or at such other
times as may be specified herein.

If no payment date is

otherwise specified, such interest

shall be due and
payable on earlier of the first day of

the calendar month after

incurred or demand or the

Termination
Date.

Notwithstanding the

foregoing, interest accrued

at the Default Rate shall be due and

payable on
demand.

Interest hereunder shall be due

and payable in accordance with

the terms hereof before and after
judgment, and before and after

the commencement of

any Insolvency Proceeding.
(b)

Computation of Interest and Fees.

Interest and fees calculated on a per

annum basis shall be
calculated on the basis of a 360-day

year (or in the case of a Base Rate Loan,

365 or 366 days, as the case
may be) and actual days elapsed.

If at any time there are Base

Rate Loans, the interest rate with

respect
thereto shall increase or decrease

in an amount equal to each increase

or decrease in the Base Rate
effective on the date of any change

in the Base Rate.

Each determination by Lender

of any interest, fees
or interest rate hereunder shall

be final, conclusive and

binding for all purposes, absent manifest

error.
All fees shall be fully earned when

due and shall not be

subject to rebate, refund or

proration.
(c)

Fees; Expenses.

Each Borrower shall pay to Lender

the fees and Lender Expenses

in the
amounts and at the time specified

in Schedule 2.5.
2.6
Intent to Limit Charges to Maximum

Lawful Rate
.

In no event shall the interest rate or
rates payable under any Loan Document,

plus any other amounts paid in

connection herewith, exceed the

highest rate permissible under any

law that a court of competent

jurisdiction shall, in a final
determination, deem applicable.

If at any time the interest rate

set forth in any of the Loan Documents
exceeds the maximum

interest rate allowable under applicable law, the interest rate will be deemed to be
such maximum interest rate allowable

under applicable law.
2.7 Illegality; Market Conditions
.

Notwithstanding anything

to the contrary contained herein, subject
to the occurrence of a Benchmark

Transition Event, as such terms are defined

in Schedule 2.7, if (a) any
Change in Law has made

it unlawful, or any Governmental

Authority has asserted

that it is unlawful, for
Lender to make or maintain

a SOFR Loan or to maintain

the Commitment with respect

to a SOFR Loan, or
to determine or charge interest rates

based on Term SOFR or SOFR or (b) Lender

determines in good faith
(which determination shall, absent

manifest error, be final and conclusive

and binding upon all parties
hereto) that Term SOFR cannot be determined pursuant

to the definition thereof other than as

a result of a
Benchmark Transition Event, then Lender shall

give notice thereof to the Administrative

Borrower

and may
(A) declare that SOFR Loans will not

thereafter

be made by Lender, such that any request

for a SOFR Loan
from Lender shall be deemed

to be a request for a Base Rate Loan

unless Lender’s declaration has been
withdrawn (and it shall be

withdrawn promptly upon

the cessation of the circumstances

described in clause
(a) or (b) above) and (B) require

that all outstanding SOFR

Loans made by Lender be converted to Base
Rate Loans

immediately, in which event all outstanding SOFR

Loans shall be so converted and all
Obligations (except for the

undrawn amount of any issued

and outstanding Letters of Credit)

shall bear
interest at the Base Rate in effect from

time to time, plus the
Applicable Margin.
2.8 Increased Costs
.

If any Change in Law shall:

(a) impose, modify or deem

applicable any
reserve, special deposit, compulsory

loan, insurance charge or similar requirement

against assets of,
deposits with or for the account

of, or credit extended

or participated in by, Lender; (b) subject Lender to
any taxes, levies, imposts, duties,

fees, assessments or other charges

of whatever nature now or

hereafter
imposed by any jurisdiction

or by any political subdivision or

taxing authority thereof or therein

(other
than (i) Indemnified Taxes and (ii) U.S. federal

withholding taxes imposed on amounts

payable to or for
the account of any assignee

of Lender with respect to an

applicable interest in a Loan or Commitment
pursuant to a law in effect on the date

on which (A) such Lender

acquires such interest in

the Loan or
Commitment (other than pursuant

to an assignment consented

to by Administrative

Borrower

or (B) such
Lender changes its lending

office), and all interest, penalties or similar

liabilities with respect thereto of
any kind whatsoever with respect

to any Loan Document or any

SOFR Loan made by

it, or change the
basis of taxation of payments

to Lender in respect thereof; or

(c) impose on Lender any

other condition,
cost or expense affecting any

Loan Document or SOFR Loans, and

the result of any

of the foregoing shall
be to increase the cost to Lender of making

or maintaining any SOFR Loan (or of

maintaining its
obligation to make any

such Revolving Loan), or to increase

the cost to Lender or to reduce the

amount of
any sum received or receivable by

Lender hereunder (whether of principal,

interest or any other amount)
then, upon request of Lender, each Borrower

will pay to Lender, such additional amount

or amounts as
will compensate Lender, as the case may

be, for such additional costs incurred

or reduction suffered.
2.9 Capital Requirements
.

If Lender determines that any

Change in Law affecting Lender or
any lending office of Lender or Lender’s holding

company, if any,

regarding capital requirements

has or
would have the effect of reducing the

rate of return on Lender’s capital

or on the capital of Lender’s
holding company, if any, as a consequence of any Loan Document,

the Commitment or the Revolving
Loans, to a level below that which

Lender or Lender’s holding

company could have achieved

but for such
Change in Law (taking into

consideration Lender’s policies and the

policies of Lender’s holding

company
with respect to capital adequacy),

then from time to time

each Borrower

will pay to Lender such
additional amount or amounts as will

compensate Lender or Lender’s holding

company for any such
reduction suffered.

2.10

Certificates for Reimbursement
.

A certificate of Lender setting

forth the amount or
amounts necessary to compensate

Lender or its holding

company, as the case may be, as specified in
Sections 2.8 or 2.9 and delivered

to any Borrower

shall be conclusive absent manifest

error.

Each
Borrower

shall pay Lender the amount

shown as due on any such certificate

within 30 days after receipt
thereof.
2.11

Delay in Requests
.

Failure or delay on

the part of Lender to demand compensation
pursuant to Sections 2.8 or

2.9 shall not constitute a waiver

of Lender’s right to demand

such
compensation, provided that a Borrower

shall not be required to compensate

Lender pursuant to this
Section for any increased costs incurred

or reductions occurring more

than 180 days prior to the date

that
Lender becomes aware of the event

giving rise to Lender’s claim for compensation

therefor (except that,
if the Change in Law giving

rise to such increased costs or reductions

is retroactive, then the 180 day
period referred to above shall be extended

to include the period of retroactive

effect thereof).
2.12

Term SOFR Conforming Changes
.

In connection with the use

or administration of
Adjusted Term SOFR, Lender will have the right

to make Conforming Changes

from time to time and,
notwithstanding anything to

the contrary herein or in any

other Loan Document, any amendments
implementing such Conforming

Changes will become effective without any further

action or consent of
any other party to this Agreement

or any other Loan Document.

Lender will promptly notify
Administrative Borrower

of the effectiveness of any

Conforming Changes in connection

with the use or
administration of Adjusted

Term SOFR.
2.13

Increase in Maximum Credit.
(a)

At any time during the period

from and after the Closing

Date, Administrative Borrower

may
from time to time request an

increase in the Maximum Credit

by an amount (for all

such requests) not to
exceed $15,000,000 (each a “Commitment

Increase” and collectively

the “Commitment Increases”),
provided, that, (i) any such request

for an increase shall be in a minimum

amount of $5,000,000 and in
integral multiples of $1,000,000 in

excess thereof, (ii) Administrative

Borrower

may make a maximum

of
three (3) such requests, and

(iii) the amount of the Maximum

Credit, as the same may be increased
pursuant to this Section 2.13,

shall not exceed $50,000,000 at

any time.

If the Maximum Credit is to be
increased, Lender, in consultation with Administrative

Borrower, shall determine the effective date (the
“Increase Effective Date”).

In no event shall Lender have

any obligation to agree to any

Commitment
Increase.

Any such Commitment

Increase, including the amount

and conditions thereto, shall be

in the
discretion of Lender.
(b)
Without limitation of the rights of Lender provided

for above, each of the following

shall be
conditions precedent to any Commitment

Increase:
(i)
Administrative Borrower

shall deliver to Lender a certificate

of each Loan Party dated
as of the Increase Effective Date signed

by an Authorized Person of such

Loan Party (A) certifying and
attaching the resolutions adopted

by such Loan Party approving

or consenting to such Commitment
Increase, and (B) certifying that, before

and after giving effect to such Commitment

Increase, (1) the
representations and warranties

contained herein and the

other Loan Documents are true and

correct in all
material respects (except that such materiality

qualifier shall not be applicable to

any representations and
warranties that already are qualified

or modified by materiality

in the text thereof) on and as of

the
Increase Effective Date, except to the extent

that such representations and warranties

specifically refer to
an earlier date, in which case

they are true and correct in

all material respects (except that

such materiality
qualifier shall not be applicable

to any representations and warranties

that already are qualified or modified
by materiality in the text thereof) as of such

earlier date, and (2) as of

the Increase Effective
Date and after giving effect to such Commitment

Increase, no Default or Event

of Default exists;

(ii)
Borrowers shall have paid such fees

and other compensation

to Lender as
Administrative Borrower

and Lender shall agree;
(iii)
if requested by Lender, Borrowers shall deliver

to Lender an opinion or opinions,

in
form and substance reasonably

satisfactory to Lender, from counsel to Borrowers

reasonably satisfactory
to Lender and dated such date;
(iv)
Loan Parties shall have delivered

such other instruments, documents

and agreements as
Lender may reasonably have requested;
(v)
as of the Increase Effective Date and after

giving effect to such Commitment

Increase,
no Default or Event of Default

exists;
(vi)
if any Loan Party or any of its Subsidiaries

owns any Margin Stock, Borrowers

shall
deliver to Lender an updated Form

U-1duly executed and delivered

by Loan Parties, together

with such
other documentation as Lender

shall reasonably request, in order

to enable Lender to comply

with any of
the requirements under Regulations

T,

U or X of the Board of Governors

of the Federal Reserve System
of the United States (or any

successor); and
(vii)

each of the conditions precedent

set forth in Section 3.2 are

satisfied.
(c)

Unless otherwise specifically provided

herein, all references in

this Agreement and any other
Loan Document to Revolving

Loans shall be deemed, unless the

context otherwise requires,

to include
Revolving Loans made

pursuant to the increased Commitments

and Maximum Credit pursuant

to this
Section 2.13.
(d)
The Revolving Loans, the Commitment,

and Maximum Credit established

pursuant to this
Section 2.13 shall constitute

Revolving Loans, the Commitment,

and Maximum Credit under, and shall
be entitled to all the benefits afforded by, this Agreement

and the other Loan Documents,

and shall,
without limiting the foregoing,

benefit equally and ratably from

any guarantees and the security

interests
created by the Loan Documents.

Borrowers shall take

any actions reasonably required by

Lender to
ensure and demonstrate that the Liens and

security interests granted by

the Loan Documents continue

to
be perfected under the UCC

or otherwise after giving

effect to the establishment of any Commitment
Increase and increase in the Maximum

Credit.
2.14

Joint and Several Liability of

Borrowers.
(a)

Each Borrower is accepting

joint and several liability

hereunder and under the other

Loan
Documents in consideration of the

financial accommodations to be

provided by Lender under this
Agreement, for the mutual

benefit, directly and indirectly, of each Borrower

and in consideration of the
undertakings of the other Borrowers

to accept joint and several liability

for the Obligations.
(b)
Each Borrower, jointly and severally, hereby irrevocably

and unconditionally accepts, not
merely as a surety but also

as a co-debtor, joint and several liability with the

other Borrowers, with
respect to the payment and performance of all

of the Obligations (including any Obligations arising under
this Section 2.14), it

being the intention of the

parties hereto that all the

Obligations shall be the joint

and
several obligations of each

Borrower

without preferences or

distinction among

them.

Accordingly, each
Borrower

hereby waives any

and all suretyship defenses that would

otherwise be available to such
Borrower

under applicable law.

(c)

If and to the extent that

any Borrower shall fail to make

any payment with respect to any of
the Obligations as and when

due, whether upon maturity, acceleration, or otherwise,

or to perform any of
the Obligations in accordance with

the terms thereof, then in each

such event the other Borrowers

will
make such payment with respect

to, or perform, such Obligations

until such time as all of the Obligations
are paid in full, and without the

need for demand, protest, or

any other notice or formality.
(d)
The Obligations of each Borrower

under the provisions of this Section

2.14 constitute the
absolute and unconditional, full recourse

Obligations of each Borrower

enforceable against each
Borrower

to the full extent of its properties

and assets, irrespective

of the validity, regularity or
enforceability of the provisions

of this Agreement (other

than this Section 2.14(d))

or any other
circumstances whatsoever.
(e)

Without limiting the generality of the foregoing

and except as otherwise expressly

provided in
this Agreement, each Borrower

hereby waives presentments,

demands for performance,

protests and
notices, including notices of

acceptance of its joint and several

liability, notice of any Revolving Loans,
any portion or any Letters of Credit

issued under or pursuant to

this Agreement, notice of

the occurrence
of any Default, Event of Default,

notices of nonperformance,

notices of protest, notices of

dishonor,
notices of acceptance of this Agreement,

notices of the existence, creation,

or incurring of new or
additional Obligations or other

financial accommodations

or of any demand for any

payment under this
Agreement, notice of any action

at any time taken or omitted

by Lender under or in respect

of any of the
Obligations, any right to proceed

against any other Borrower

or any other Person,

to proceed against or
exhaust any security held from

any other Borrower or any other Person, to

protect, secure, perfect, or
insure any security interest

or Lien on any property subject

thereto or exhaust any right to take

any action
against any other Borrower, any other Person,

or any collateral, to pursue any

other remedy in Lender’s
power whatsoever, any requirement of diligence

or to mitigate damages

and, generally, to the extent
permitted by applicable law, all demands, notices and

other formalities of every

kind in connection with
this Agreement (except as otherwise

provided in this Agreement),

any right to assert against Lender, any
defense (legal or equitable),

set-off, counterclaim, or claim which

each Borrower may

now or at any time
hereafter have against any

other Borrower or any other

party liable to Lender, any defense, set-off,
counterclaim, or claim, of any

kind or nature, arising directly or

indirectly from the present or

future lack
of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, and any
right or defense arising by

reason of any claim or defense

based upon an election of remedies

by Lender
including any defense based

upon an impairment or elimination

of such Borrower’s rights of

subrogation,
reimbursement, contribution,

or indemnity of such Borrower

against any other Borrower.

Without
limiting the generality of the

foregoing, each Borrower

hereby assents to, and waives

notice of, any
extension or postponement

of the time for the payment

of any of the Obligations, the acceptance

of any
payment of any of the Obligations,

the acceptance of any partial payment

thereon, any waiver, consent or
other action or acquiescence by

Lender at any time or times in respect of

any default by any Borrower

in
the performance or satisfaction of any

term, covenant, condition or

provision of this Agreement,

any and
all other indulgences whatsoever

by Lender in respect of any

of the Obligations, and the taking,

addition,
substitution or release, in whole

or in part, at any time or times,

of any security for any of the

Obligations
or the addition, substitution

or release, in whole or in part,

of any Borrower.

Without limiting the
generality of the foregoing,

each Borrower

assents to any other action or delay

in acting or failure to act on
the part of Lender with respect

to the failure by any Borrower

to comply with any of its respective
Obligations, including any

failure strictly or diligently to assert

any right or to pursue any

remedy or to
comply fully with applicable

laws or regulations thereunder, which might,

but for the provisions of this
Section 2.14 afford grounds for

terminating, discharging

or relieving any Borrower, in whole or in part,
from any of its Obligations

under this Section 2.14, it being

the intention of each Borrower

that, so long
as any of the Obligations hereunder

remain unsatisfied, the Obligations

of each Borrower under this
Section 2.14 shall not be discharged

except by performance and

then only to the extent of such
performance.

The Obligations of each Borrower

under this Section 2.14 shall

not be diminished or

rendered unenforceable by

any winding up, reorganization,

arrangement, liquidation,

reconstruction or
similar proceeding with respect

to any other Borrower or Lender.

Each Borrower

waives, to the fullest
extent permitted by law, the benefit of any statute of

limitations affecting its liability hereunder

or the
enforcement hereof.

Any payment by any

Borrower or other circumstance which

operates to toll any
statute of limitations as to any

Borrower shall operate to toll the statute

of limitations as to each of

the
Borrowers.

Each of the Borrowers waives any

defense based on or arising out

of any defense of any
Borrower

or any other Person, other than

payment of the Obligations

to the extent of such payment,

based
on or arising out of the disability

of any Borrower or any

other Person, or the validity, legality, or
unenforceability of the Obligations or

any part thereof from

any cause, or the cessation from

any cause of
the liability of any Borrower

other than payment of the

Obligations to the extent of such payment.

Lender
may foreclose upon any Collateral

held by Lender by one or more

judicial or nonjudicial sales or other
dispositions, whether or not every

aspect of any such sale is commercially

reasonable or otherwise fails to
comply with applicable law or may

exercise any other right or remedy

Lender may have against any
Borrower

or any other Person, or any

security, in each case, without affecting or impairing

in any way the
liability of any of the Borrowers

hereunder except to the

extent the Obligations have

been paid.
(f)

Each Borrower represents and

warrants to Lender that such Borrower

is currently informed of
the financial condition of Borrowers

and of all other circumstances

which a diligent inquiry

would reveal
and which bear upon the risk

of nonpayment of the Obligations.

Each Borrower further

represents and
warrants to Lender that such Borrower

has read and understands

the terms and conditions of the

Loan
Documents.

Each Borrower hereby

covenants that such Borrower

will continue to keep

informed of
Borrowers’ financial condition

and of all other circumstances which

bear upon the risk of nonpayment

or
nonperformance of the Obligations.
(g)
The provisions of this Section 2.14

are made for the benefit of

Lender and it successors and assigns,
and may be enforced by it or

them from time to time against

any or all Borrowers as often as occasion
therefor may arise and without

requirement on the part of

Lender, or any of its successors or assigns

first to
marshal any of its or their claims

or to exercise any of its or their

rights against any Borrower

or to exhaust
any remedies available to it

or them against any Borrower

or to resort to any other source

or means of
obtaining payment

of any of the Obligations hereunder

or to elect any other remedy. The provisions of

this
Section 2.14 shall remain

in effect until all of the Obligations

shall have been paid in full or otherwise

fully
satisfied.

If at any time, any payment,

or any part thereof, made

in respect of any of the Obligations,

is
rescinded or must otherwise

be restored or returned by

Lender upon the insolvency, bankruptcy or
reorganization of any Borrower, or otherwise,

the provisions of this Section 2.14

will forthwith be
reinstated in effect, as though such

payment had not been made.
(h)
Each Borrower hereby

agrees that it will not enforce any

of its rights that arise from

the existence,
payment, performance

or enforcement of the provisions

of this Section 2.14,

including rights of
subrogation, reimbursement,

exoneration, contribution

or indemnification and any

right to participate in
any claim or remedy of

Lender against any Borrower, whether or not

such claim, remedy

or right arises in
equity or under contract, statute

or common law, including the right to take or receive

from any Borrower,
directly or indirectly, in cash or other property or by

set-off or in any other manner, payment or security
solely on account of such claim,

remedy or right, unless and until

such time as all of the Obligations

have
been paid in full in cash.

Any claim which any Borrower

may have against any other

Borrower

with
respect to any payments to

Lender hereunder or under

any agreement related to Bank

Products are hereby
expressly made subordinate and

junior in right of payment, without

limitation as to any increases

in the
Obligations arising hereunder

or thereunder, to the prior payment in full in cash

of the Obligations and, in
the event of any insolvency, bankruptcy, receivership, liquidation, reorganization or other similar
proceeding under the laws of

any jurisdiction relating

to any Borrower, its debts or its assets, whether
voluntary or involuntary, all such Obligations

shall be paid in full in cash before

any payment or
distribution of any character, whether in cash,

securities or other property, shall be made

to any other

Borrower

therefor.

If any amount shall be paid

to any Borrower in violation

of the immediately preceding
sentence, such amount shall

be held in trust for the benefit

of Lender, and shall forthwith be paid

to Lender
to be credited and applied to

the Obligations and

all other amounts payable under

this Agreement, whether
matured or unmatured,

in accordance with the terms of

this Agreement, or to be held as Collateral

for any
Obligations or other amounts

payable under this Agreement

thereafter arising. Notwithstanding

anything
to the contrary contained in

this Agreement, no Borrower

may exercise any rights of subrogation,
contribution, indemnity, reimbursement

or other similar rights against, and

may not proceed or seek
recourse against or with respect

to any property or asset of, any

other Borrower, including after payment
in full of the Obligations, if all or

any portion of the Obligations

have been satisfied in

connection with an
exercise of remedies in respect of

the Equity Interests of such other

Borrower whether pursuant

to this
Agreement or otherwise.
(i)

In the event that in any action

or proceeding involving

any state or foreign corporate law, or in any
Insolvency Proceeding

or other law affecting the rights

of creditors generally, the obligations of any
Borrower under this Agreement

shall be held or determined to be void,

voidable, avoidable, invalid

or
unenforceable (including, without limitation,

because of any applicable state

or federal law relating

to
fraudulent conveyances or transfers),

then, notwithstanding any

other provision of this Agreement

to the
contrary, the amount of such liability of a Borrower

shall, without any further

action by any Loan Party or
Lender be automatically limited

and reduced to the highest amount

that is valid and enforceable without
rendering such Borrower’s obligations hereunder

void, voidable, avoidable,

invalid or unenforceable. This
Section 2.14(i) with respect

to the maximum liability of each

Borrower

is intended solely to preserve the
rights of Lender to the maximum

extent not subject to avoidance under

applicable law, and no Loan Party
nor any other person or entity

shall have any right or claim

under this Section with respect

to such
maximum liability, except to the extent necessary

so that the obligations of any

Borrower hereunder shall
not be rendered void, voidable, avoidable,

invalid or unenforceable under

applicable law.
3.

CONDITIONS; TERM OF AGREEMENT
3.1
Conditions Precedent to the Initial Revolving

Loan
.

The obligation of Lender to

make
the initial Revolving Loan or issue

the initial Letter of Credit is

subject to the satisfaction of

each of the
conditions precedent set forth on Schedule

3.1.
3.2 Conditions Precedent to all Revolving Loans
.

The obligation of Lender to make

any
Revolving Loans or issue, amend,

renew or extend any Letter of Credit

at any time shall be subject to the
following conditions precedent:
(a)

the representations and warranties

of each Loan Party contained in

the Loan Documents shall
be true and correct in all material

respects (except that such materiality

qualifier shall not be applicable

to
any representations and warranties

that already are qualified or modified

by materiality in the text

thereof)
on and as of the date of such

Revolving Loan, as though

made on and as of such date

(except to the extent
that such representations and warranties

relate solely to an earlier date, in which

case such representations
and warranties shall be true and correct

in all material respects as of such

earlier date (except that such
materiality qualifier shall not

be applicable to any representations

and warranties that already

are qualified
or modified by materiality in

the text thereof));
(b)
as of the date of any such Revolving

Loan or the issuance, amendment, renewal or

extension
of such Letter of Credit, as applicable,

or the use of the proceeds

thereof, and after giving

effect to any of
the foregoing, no Event of Default,

or event or condition which

with notice, or passage

of time, or both,
would constitute an Event of

Default, shall exist;

(c)

Lender shall have received

a request for such Revolving

Loan or such Letter of Credit (or for
the amendment, renewal or

extension thereof) in accordance with

the requirements of the Loan
Documents; and
(d)
as of the date of any such Revolving

Loan or the issuance, amendment, renewal or

extension
of such Letter of Credit, as applicable,

or the use of the proceeds

thereof, and after giving

effect to any of
the foregoing, the aggregate

principal amount of the Revolving

Loans and the Letter of Credit Usage

shall
not exceed the lesser of the

Maximum Credit or the Borrowing

Base.
Each request for a Revolving

Loan or the issuance, amendment,

renewal or extension of any

Letter of Credit
delivered by a Borrower shall

be deemed to be a representation

and warranty by

each Borrower

that the
conditions specified in Section 3.2

have been satisfied on and

as of the date of the applicable Revolving
Loan or issuance, amendment, renewal

or extension of a Letter of Credit

and after giving effect thereto.
The making of any Revolving

Loan or the issuance, amendment,

renewal or extension of any

Letter of
Credit shall not be deemed

a modification or waiver by

Lender of any of the terms of

any Loan Document
or any Event of Default or event

or condition which with

notice, or passage of time,

or both, would
constitute an Event of Default.
3.3 Maturity
.

The Commitment shall continue

in full force and effect for a term

ending on
the Maturity Date (unless terminated

earlier in accordance with

the terms hereof).
3.4 Effect of Maturity
.

On the Maturity Date, the Commitment

shall automatically terminate
and all of the Obligations shall

become due and payable

without notice or demand

and each Borrower
shall be required to pay in full

all of the Obligations.

No termination of the Commitment

shall relieve or
discharge any Loan Party of its duties, obligations,

or covenants under any

Loan Document and the Liens
of Lender in the Collateral

shall continue to secure the Obligations

and shall remain in effect until
payment in full of all Obligations.
3.5 Early Te rmination by Borrowers
.

Borrowers have the option,

at any time upon 10
Business Days prior written

notice to Lender, to make payment in full of

all of the Obligations and
terminate the Commitments; provided,

however, that

(a) Borrowers may rescind

such written notice if it
states that the proposed payment

in full is to be made with the proceeds

of third party Indebtedness and

if
the closing for such incurrence does

not happen on or before

the date of the proposed termination

set forth
in such notice (in which case,

a new notice shall be required

to be sent in connection with

any subsequent
termination), and (b) for the

avoidance of doubt, nothing

in this Section 3.5 shall effect a termination

of any
Hedge Agreement, which Hedge

Agreements may only be terminated

in accordance with their respective
terms.
4.

REPRESENTATIONS AND WARRANTIES
Each Loan Party represents

and warrants to Lender the

following:
4.1 Due Organization and Qualification
.

Each Loan Party (a) is duly

organized and existing and in
good standing under the

laws of the jurisdiction of its organization,

(b) is qualified to do business

in any
State where the failure to be so

qualified could reasonably

be expected to have a Material

Adverse Effect,
and (c) has all requisite power

and authority to own and operate

its assets, to carry on its business

as now
conducted and as proposed

to be conducted, to enter into the Loan

Documents to which it is

a party and
to carry out the transactions contemplated

thereby.
4.2 Due Authorization; No Conflict
.

The execution, delivery, and performance by each Loan
Party of the Loan Documents

to which it is a party have been

duly authorized

by all necessary

action on the part of such Loan

Party.

The execution, delivery, and performance

by each Loan Party of
the Loan Documents to which

it is a party do not and will not (a)

violate any material provision

of
Federal, State, or local law or regulation

applicable to any Loan Party, the Governing

Documents of any
Loan Party, or any order, judgment, or decree of any court

or other Governmental

Authority binding on
any Loan Party, (b) result

in or require the creation or

imposition of any Lien of any

nature whatsoever
upon any assets of any Loan

Party, other than Permitted Liens, or (c) require

any approval of any holder
of Equity Interests of a Loan Party, other than consents

or approvals that have been

obtained and that are
still in force and effect.
4.3 Binding Obligations; Perfected Liens.
(a)

Each Loan Document has been

duly executed and delivered

by each Loan Party that is a party
thereto and is the legally valid and

binding obligation of such Loan

Party, enforceable against such Loan
Party in accordance with its

respective terms, except as

enforcement may be limited

by equitable principles
or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or
limiting creditors’ rights generally.
(b)
As of the Closing Date, the

Liens of Lender are validly

created, perfected and first priority
Liens, subject as to priority, only to Permitted Liens

which are non-consensual

Permitted Liens, permitted
purchase money Liens, or

the interests of lessors under

Capital Leases, except for Liens

in respect of (i)
motor vehicles that are subject

to a certificate of title, (ii) money, (iii) letter-of-credit rights (other than
supporting obligations), (iv)

commercial tort claims (other

than those that, by the terms

of any Loan
Document, are required to

be perfected), and (v) any deposit

accounts and securities accounts not

subject
to a Control Agreement as

permitted by any Loan Document,

and subject only to the filing

of financing
statements in the appropriate filing

offices.
4.4 Title to Assets; No Encumbrances
.

Each Loan Party has (a) good,

sufficient and legal
title to (in the case of fee interests

in Real Property), (b) valid

leasehold interests in (in the case

of
leasehold interests in real or

personal property), and (c)

good and marketable title to (in

the case of all
other personal property), all

of its assets reflected in its most

recent financial statements delivered

to
Lender, in each case except for assets disposed

of since the date of such financial

statements to the extent
permitted by any Loan Document.

All of such assets are free and clear

of Liens except for Permitted
Liens.
4.5 Litigation
.

Except as set forth on Schedule

4.5, there are no actions, suits, proceedings

or
investigations pending or, to the knowledge

of a Loan Party, threatened in writing against a Loan

Party,
that (a) relate to any Loan

Document or transaction contemplated

thereby or (b) either individually

or in
the aggregate has or could reasonably

be expected to have a Material

Adverse Effect.
4.6 Compliance with Laws
.

No Loan Party (a) is in violation

of any applicable laws,

rules,
regulations, executive orders,

or codes that, individually

or in the aggregate, could reasonably

be expected
to have a Material Adverse

Effect, or (b) is subject to or in default with respect

to any final judgments,
writs, injunctions, decrees, rules

or regulations of any

court or any Governmental

Authority that,
individually or in the aggregate,

could reasonably be expected

to have a Material Adverse Effect.

No
inventory has been produced

in violation of the Fair Labor

Standards Act of 1938.
4.7 No Material Adverse Effect
.

All historical financial statements

relating to each Loan
Party that have been delivered

by a Loan Party to Lender have been

prepared in accordance with

GAA
P
(except, in the case of unaudited financial

statements, for the lack of footnotes

and being subject to year-
end audit adjustments) and

present fairly in all material

respects, the financial condition of

such Loan
Party as of the date thereof

and results of operations for the period

then ended.

Since November

2, 2024,

no event, circumstance, or change

has occurred that has or could

reasonably be expected to have

a
Material Adverse Effect.
4.8 Solvency
.

Loan Parties, taken

as a whole, are Solvent.
4.9 Environmental Condition
.

Each Loan Party and its Subsidiaries

are in compliance in all
respects with all applicable

Federal, State and local environmental,

hazardous waste, health

and safety
statutes, and any rules or regulations

related to such statutes, which govern

or affect the operations or
properties of such Loan Party

and its Subsidiaries, except where

the failure to comply could,

individually
or in the aggregate, not reasonably

be expected to have a Material Adverse

Effect. None of the operations
of any Loan Party or its Subsidiaries

is the subject of any

Federal, State or local investigation

evaluating
whether any remedial action

involving a material expenditure

is needed to respond to a release

of any
toxic or hazardous waste or

substance into the environment.

No Loan Party has any contingent

liability in
connection with any release of any

toxic or hazardous waste or substance

into the environment that has

or
could, individually or in the

aggregate, reasonably be expected

to have a Material Adverse

Effect.
4.10

Complete Disclosure; Projections
.

All factual information taken

as a whole (other than
forward-looking information

and projections and information

of a general economic nature

and general
information about each Loan

Party) furnished by or on

behalf of any Loan Party in writing

to Lender in
connection with any Loan Document,

and all other such factual

information taken as a whole

(other than
forward-looking information

and projections and information

of a general economic nature

and general
information about any Loan

Party) hereafter furnished

by or on behalf of a Loan Party

in writing to
Lender will be true and accurate, in

all material respects, on the date

as of which such information is
dated or certified and not incomplete

by omitting to state any

fact necessary to make

such information
(taken as a whole) not misleading

in any material respect at such

time in light of the circumstances

under
which such information was provided.

Projections delivered

to Lender represent the good

faith estimate
of each Loan Party, on the date such Projections

are delivered, of the future

performance of such Loan
Party for the periods covered

thereby based upon assumptions

believed by such Loan Party

to be
reasonable at the time of the

delivery thereof to Lender

(it being understood that such

Projections are
subject to significant uncertainties

and contingencies, many

of which are beyond the control of a Loan
Party, and no assurances can be given that such Projections

will be realized).
4.11 Taxes
.

Except as otherwise

permitted under Section 5.5,

all tax returns and reports of each
Loan Party required to be filed by

it have been timely

filed, and all taxes shown on

such tax returns to be
due and payable and all other taxes

upon a Loan Party and upon

its assets, income, businesses

and
franchises that are due and

payable have been paid when

due and payable.

Each Loan Party has made
adequate provision in accordance with

GAA
P
for all taxes not yet due and payable.

To the knowledge of
any Loan Party, there is no proposed tax assessment

against a Loan Party that

is not being contested in
good faith by appropriate proceedings

diligently pursued and

available to a Loan Party, in each case prior
to the commencement of foreclosure

or other similar proceedings,

which proceedings (or orders

entered
in connection with such proceeding),

and adequate reserves or other

appropriate provision, if any, as are
required by GAAP have

been made therefor.
4.12

Margin Stock; Investment

Company Act, Etc
. No Loan Party owns any

Margin Stock or
engages principally, or as one of its important activities,

in the business of extending

credit for the purpose
of purchasing or carrying

any Margin Stock.

No Loan Party is subject to regulation

under the Federal
Power Act or the Investment

Company Act of 1940 or under any

other Federal or State statute or
regulation which may limit its ability

to incur Indebtedness or which

may otherwise render all or

any
portion of the Obligations unenforceable.

No Loan Party is a “registered investment company”

or a
company “controlled” by a

“registered investment company”

or a “principal underwriter” of a

“registered
investment company” as such terms

are defined in the Investment

Company Act of 1940.

4.13

OFAC; Sanctions; Anti-Corruption Laws; Anti-Money

Laundering Laws;

Patriot
Act
.

(a) No member of the

Loan Party Group is a Sanctioned

Target or is owned or controlled by, or is
acting on behalf of, a Sanctioned

Target, (b) each member of the Loan Party Group

has instituted,
maintains and complies with policies,

procedures and controls reasonably

designed to assure compliance
with Sanctions, Anti-Money Laundering

Laws and Anti-Corruption

Laws, and (c) to the knowledge

of
any Loan Party, no member of the Loan Party Group

is under investigation by

a Governmental Authority
for non-compliance with Sanction(s),

Anti-Money Laundering

Laws or Anti-Corruption Laws.

As of the
Closing Date, the information

included in the Beneficial Ownership

Certificate regarding

beneficial
ownership as required by the

Beneficial Ownership Regulation

received by Lender from any

Loan Party
that is a “legal entity customer”

as defined in such regulation, is true and

correct in all respects.
4.14

Employee and Labor Matters
.

There is (a) no unfair labor practice

complaint pending
or, to the knowledge of any Loan Party, threatened against any

Loan Party or its Subsidiaries before

any
Governmental Authority and

no grievance or arbitration proceeding

pending or threatened against any
Loan Party or its Subsidiaries

which arises out of or under

any collective bargaining

agreement and that
could, individually or in the

aggregate, reasonably be expected

to result in a Material Adverse

Effect and
(b) no strike, labor dispute,

slowdown, stoppage or similar

action or grievance pending

or threatened in
writing against any Loan Party or

its Subsidiaries that could,

individually or in the aggregate,

reasonably
be expected to result in a Material

Adverse Effect. Except as described

on Schedule 4.14, as of

the
Closing Date, no Loan Party

or its Subsidiaries is party to or bound

by any collective bargaining
agreement, management agreement

or consulting agreement.

No Loan Party or its Subsidiaries has
incurred any liability or obligation

under the Worker Adjustment and Retraining

Notification Act or
similar State law, which remains unpaid or unsatisfied

and that could, individually

or in the aggregate,
reasonably be expected to result

in a Material Adverse Effect.

The hours worked and payments

made to
employees of each Loan Party

and its Subsidiaries have not been

in violation of the Fair Labor

Standards
Act or any other applicable legal requirements,

except to the extent such violations

could not, individually
or in the aggregate, reasonably

be expected to result in a Material

Adverse Effect.

All material payments
due from any Loan Party or its Subsidiaries

on account of wages and employee

health and welfare
insurance and other benefits have

been paid or accrued as a liability

on the books of Borrowers, except
where the failure to do so could not,

individually or in the aggregate,

reasonably be expected to result

in a
Material Adverse Effect.
4.15

ERISA
.

No Loan Party, nor any of its Subsidiaries, nor

any of its ERISA Affiliates,
maintains or contributes to any

Benefit Plan.
4.16

Capitalization and Subsidiaries
.

Schedule 4.16 sets forth,

as of the Closing Date, (a) a
correct and complete list of the name

and entity type of each Subsidiary

of each Loan Party, its parent
company or companies (other

than for Parent)

and its Subsidiaries and (b)

a true and complete list of each
class of the authorized Equity

Interests of each Loan Party (other

than the Parent), all of which

issued
Equity Interests are validly

issued, outstanding, fully paid and

non-assessable, and owned beneficially

and
of record by the Persons identified

on Schedule 4.16.
4.17

Intellectual Property; Licenses
.

Each Loan Party and its Subsidiaries

own, or possess
the right to use, all of the Intellectual

Property, licenses, permits and other authorizations

that are
reasonably necessary for the

operation of its businesses, without

conflict with the rights of

any other
Person.

To the best knowledge of any Loan Party, no slogan or other advertising device, product,
process, method, substance,

part or other material now

employed, or now contemplated

to be employed,
by any Loan Party or any

Subsidiary infringes upon any

rights held by any other Person.

No claim or
litigation regarding any of the foregoing

is pending or, to the best knowledge of

the Administrative
Borrower, threatened, which, either individually

or in the aggregate, could

reasonably be expected to
have a Material Adverse Effect.

4.18

Deposit Accounts; Credit Card Arrangements.
(a)

Schedule 4.18(a) hereto sets forth all

deposit accounts maintained

by Loan Parties as of the
Closing Date, which Schedule

includes, with respect to

each deposit account (i) the name

of the Loan
Party that is the owner and

customer with respect to such deposit

account, (ii) the name

of the depository
bank where such deposit account

is maintained, (iii) the account

number(s) of such deposit

accounts, (iv)
the purpose and type of such

deposit account, and (v)

whether such deposit account is an Excluded
Deposit Account or not, and

if so the basis on which

it is an Excluded Deposit Account.
(b)
Schedule 4.18(b) hereto sets

forth all arrangements as of

the Closing Date to which

any Loan
Party is a party with any Credit Card

Issuer or Credit Card Processor

or otherwise with respect

to the
processing and/or payment

to such Loan Party of the proceeds

of any credit card charges and debit

card
charges for sales made by such Loan Party.
4.19

Material Contracts
.

Schedule 4.19 sets forth all

Material Contracts to which any

Loan
Party is a party or is bound as of the Closing

Date.

Loan Parties have delivered

true, correct and complete
copies of such Material Contracts

to Lender on or before the Closing

Date.

Loan Parties are not

in breach
or in default in any material respect

of or under any Material Contract

and have not received

any notice of
the intention of any other party thereto

to terminate any Material Contract.
4.20

[Reserved].
4.21

Eligible Credit Card Receivables
.

As to each Credit Card Receivable

that is identified by
Borrowers as an Eligible Credit Card

Receivable in a Borrowing

Base Certificate submitted to Lender,
such Credit Card Receivable is

(i) a bona fide existing payment

obligation of the applicable account

debtor
created by the sale and delivery

of inventory in the ordinary course

of a Borrower’s business, (ii) owed to a
Borrower without any known

defenses, disputes, offsets, counterclaims,

or rights of return or cancellation,
and (iii) not excluded as ineligible

by virtue of one or more

of the excluding criteria (other

than any
Lender-discretionary criteria) set forth

in the definition of Eligible

Credit Card Receivable.
4.22

Eligible Inventory
.

As to each item of inventory

that is identified by Borrowers as Eligible
Inventory in a Borrowing

Base Certificate submitted to

Lender, such inventory is (a) of good and
merchantable quality, free from known defects, and

(b) not excluded as ineligible

by virtue of one or more
of the excluding criteria (other than any

Lender-discretionary criteria) set forth in the definition

of Eligible
Inventory, as applicable.
4.23

Brokers
.

There are no brokerage

commissions, finder’s fees or investment

banking fees
payable in connection with

any transactions contemplated

by the Loan Documents.
5.

AFFIRMATIVE COVENANTS
Unless otherwise hereafter

agreed in writing by Lender:
5.1
Financial Statements; Borrowing

Base Certificate; Other Information
.

The Loan
Parties (a) will deliver to Lender

each of the financial statements,

reports, and other items set forth

on
Schedule 5.1 no later than the times

specified therein, (b) will maintain

a system of accounting that
enables each Loan Party to produce

financial statements in

accordance with GAAP, and (c) will (i) keep a
reporting system that is substantially similar

to the reporting system

of Loan Parties in effect as of the
Closing Date, and (ii) maintain

its billing systems and practices

substantially as in effect as of the Closing
Date and will only make material modifications

thereto with notice to Lender.

5.2 Notices of Material Events
.

A Loan Party will promptly (but in any event

within three
Business Days) notify Lender in

writing of: (a)

any event, condition or circumstance

that, with the giving
of notice, the passage of time,

or both, would be an Event of Default or the

occurrence of any Event

of
Default, (b) any matter that

has, or could reasonably be

expected to have, a Material Adverse

Effect, (c)
any breach of Section 4.13

or Section 6.11, (d) any dispute, litigation,

investigation, proceeding

or
suspension between a Loan Party

and any Governmental Authority

or the commencement of, or

any
material development in, any

litigation or proceeding affecting a Loan Party

seeking to recover $2,500,000
or more in damages, (e) any

material change in accounting

policies or financial reporting practices

of a
Loan Party, (f) any change in the senior executive

officers of a Loan Party, (g) the discharge by a Loan
Party of its independent accountants

or any withdrawal or resignation

by such accountants, (h) any
collective bargaining agreement

or other labor contract to which a Loan

Party becomes a party, or the
application for the certification of

a collective bargaining agent,

(i) the filing of any Lien for unpaid

taxes
against any Loan Party in excess of

$500,000, (j) any termination

or cancellation of insurance

which a
Loan Party is required to maintain

under the Loan Documents

(other than insurance which is replaced

as of
the date of termination or cancellation),

or any loss, damage,

or destruction to, or commencement

of any
action or proceeding for the taking

under eminent domain, condemnation

or similar proceeding, of
Collateral in the amount of $2,500,000

or more, whether or not covered

by insurance, (k) any

dispute or
claims by any customers of

a Loan Party exceeding $2,500,000

individually or in the aggregate during

any
fiscal year or any inventory returned

to or recovered by a Loan Party

outside of the ordinary course of
business with a fair market

value that exceeds $2,500,000 individually

or in the aggregate, and (l) any
transaction occurring after the Closing

Date consisting of: (i) the

incurrence of Material Indebtedness,

and
(ii) mergers or acquisitions permitted under

Section 6.3;

provided, that, each such

notice under these
clauses (i) and (ii) will be received by

Lender not less than 10 Business

Days prior thereto, together

with
such other information with

respect thereto as Lender may

reasonably request.

Each notice pursuant to
this Section will be accompanied

by a statement of an Authorized

Person of the Administrative

Borrower
setting forth details of the occurrence

referred to therein and stating

what action each Loan Party

has taken
and proposes to take with respect

thereto.
5.3 Existence
.

Each Loan Party will, and will

cause its Subsidiaries to, preserve

and keep in
full force and effect such Person’s valid existence and

good standing in its jurisdiction of

organization
and, except as could not reasonably

be expected to have a Material

Adverse Effect, good standing

with
respect to all other jurisdictions in which

it is qualified to do business and any

rights, franchises, permits,
licenses, accreditations, authorizations,

or other approvals material

to their businesses.
5.4 Maintenance of Properties
.

Each Loan Party will, and

will cause its Subsidiaries

to,
maintain and preserve all of

its assets that are necessary or useful

in the proper conduct of its

business in
good working order and condition,

ordinary wear, tear, casualty, and condemnation and Permitted
Dispositions excepted.
5.5 Taxes
.

Each Loan Party will, and will cause

its Subsidiaries to,

pay in full before
delinquency or before the expiration

of any extension period all material

taxes imposed, levied,

or
assessed against it, or any of

its assets or in respect of any

of its income, businesses, or franchises
(including taxes, levies, imposts,

duties, fees, assessments

or other charges of whatever

nature now or
subsequently imposed by any

Governmental Authority and all

related interest, penalties or

similar
liabilities), except where (a) the validity

or amount thereof is being contested

in good faith by appropriate
proceedings, (b) such Loan

Party or Subsidiary has set aside on its books

adequate reserves with respect
thereto in accordance with GAAP,

and (c) any such contest is instituted promptly

and prosecuted
diligently by such Loan Party

or its Subsidiary, as applicable, in good faith; provided,

that, each Loan
Party will make timely

payment or deposit of all withholding

taxes and other payroll taxes to the
appropriate Governmental Authority

as and when claimed

to be due, notwithstanding the foregoing

exceptions, and will, upon request,

furnish Lender with proof

reasonably satisfactory

to Lender indicating
that such Loan Party has made such

payments or deposits.
5.6 Insurance
.

Each Loan Party will, and will

cause its Subsidiaries to, maintain

with
financially sound and reputable carriers

(a) insurance

in such amounts (with no greater

risk retention) and
against such risks and such

other hazards, as is customarily

maintained by companies of established

repute
engaged in the same or similar

businesses operating in the same

or similar locations and (b) all

insurance
required pursuant to the Loan

Documents.

Each Loan Party will from

time to time upon Lender’s request
furnish to Lender correct and complete

copies of any insurance policies

and such other information

in
reasonable detail as to the insurance

so maintained as Lender may

request.
5.7 Field Examinations; Appraisals
.

Upon the request of Lender

after reasonable prior notice
to any Borrower, each Borrower

will permit Lender or a firm

engaged by Lender for such purpose

to (a)
conduct field examinations,

including with respect to such Borrower’s practices

in the calculation of the
Borrowing Base and the assets

included in the Borrowing

Base and related financial information

such as,
but not limited to, sales, gross margins,

payables, accruals and reserves, provided,

that, commencing after
the Closing Date, (i) Lender shall

not conduct, at the expense of

a Borrower, more than (A) one field
examinations in any 12 month

period (commencing

after the Closing Date) so long

as Excess Availability
during such 12 month period

is at all times not less than the greater

of (1) 15.0% of the Loan Cap or

(2)
$10,000,000, or (B) two field examinations

in any 12 month period (commencing

after the Closing Date)
if Excess Availability during such 12 month period

is at any time less than

the greater of such amounts, (ii)
Lender may conduct, at the

expense of a Borrower, such other field examinations

as Lender may request at
any time as may be required

by law or regulation or when

an Event of Default exists and (iii) Lender may
conduct additional field examinations

at any time at its own expense and

(b) conduct appraisals of the
Collateral in form, scope and

methodology acceptable

to Lender, provided, that, (i) Lender shall not
conduct, at the expense of a Borrower, more

than (A) one appraisal of the inventory

in any 12 month
period (commencing after the Closing

Date) so long as Excess Availability during such 12 month

period is
at all times not less than the greater

of (1) 15.0% of the

Loan Cap or (2) $10,000,000, or

(B) two appraisals
in any 12 month period (commencing

after the Closing Date) if Excess Availability during such 12 month period is at any time less than

the greater of such amounts, (ii) Lender

may conduct, at the expense

of a
Borrower, such other appraisals as Lender may

request at any time as required by

law or regulation or
when an Event of Default exists and

(iii) Lender may conduct additional

appraisals at any time at its own
expense.

Upon the request of Lender, after reasonable

prior notice to the Administrative Borrower

when
no Event of Default exists,

as part of any field examination or

at other

reasonable times during normal
business hours when no Event

of Default exists or such other

times as Lender may

request otherwise, each
Loan Party will permit representatives

and other professionals (including

investment bankers, consultants,
accountants, and lawyers) engaged

by Lender for such purpose to visit and

inspect any of its properties
and to discuss its affairs, business valuations,

finances and accounts with its directors,

officers, and
accountants, at the expense of a Borrower.
5.8
Compliance with Laws; OFAC;

Sanctions, Etc
.

Each Loan Party will, and

will cause its
Subsidiaries to, subject to the terms

below, comply with the requirements of all applicable

laws, rules,
regulations, and orders of any

Governmental Authority, other than laws, rules, regulations,

and orders the
non-compliance with which, individually

or in the aggregate, could not

reasonably be expected to have

a
Material Adverse Effect. Each Loan

Party will, and will cause

each other member of the Loan

Party Group
to, (a) comply with Sanctions

and (b) comply with Anti-Money

Laundering Laws and Anti- Corruption
Laws in all material respects.
5.9
Cash Management; Collection

of Proceeds of Collateral.

(a)

Each Loan Party will establish

and maintain, at its expense,

deposit accounts and cash
management services of a type

and on terms, and with the banks,

set forth on Schedule 4.18(a)

and,
subject to Section 5.9(b), such other

banks as a Loan Party may

hereafter select (such other banks,
together with the banks set forth on

Schedule 4.18(a), collectively, the “Cash Management

Banks” and
individually, a “Cash Management Bank”); provided,

that, on or before the date that is 60 days

after the
Closing Date (or such longer

period as Lender may

hereafter agree), Loan Parties shall establish

deposit
accounts and the transfer of funds

between such deposit accounts

substantially consistent with

the Cash
Management Structure set forth on

Exhibit F hereto, as the same

may be amended or supplemented

from
time to time with the consent

of Lender and Administrative

Borrower.
(b)
Each Loan Party will deliver, or cause

to be delivered to Lender, a Control Agreement

with
respect to each of its deposit accounts

duly authorized, executed

and delivered by each Cash

Management
Bank where a deposit account is maintained,

such Loan Party and Lender; provided,

that, a Loan Party
will not be required to deliver a Control

Agreement with a Cash Management

Bank as to any Excluded
Deposit Account or any Store

Account (provided, that,

if any of such Store Accounts at any

Cash
Management Bank are used

for receipts of more than 10

Stores, upon Lender’s request, Loan

Parties will
obtain a Control Agreement

as to such Store Accounts).

Each Loan Party will cause all amounts

in each
Collection Account (other than a Collection

Account at Lender), and

all other amounts otherwise
constituting, or received in respect of,

proceeds of Collateral received

in any deposit account other

than a
deposit account at Lender, to be transferred

at least one time each week

(or more frequently as Lender may
from time to time request) to a Concentration

Account.

All amounts in each Collection

Account at
Lender, and all other amounts otherwise constituting,

or received in respect of, proceeds

of Collateral
received in any deposit account at

Lender shall be transferred each Business

Day to the Concentration
Account. Upon the request of Lender, Loan Parties

shall deliver to Lender notifications

(each, a “DD
A
Notification”), in form

and substance reasonably satisfactory

to Lender, which have been executed on
behalf of such Loan Party and delivered

to each Cash Management

Bank (other than Lender) listed on
Schedule 4.18(a) with respect to each

deposit account (other than

Excluded Deposit Accounts)

at such
Cash Management Bank

used by one or more Stores that

is not subject to a Control

Agreement, which
notifications shall provide that all

amounts in such deposit accounts

are to be transferred to a
Concentration Account as required hereunder.
(c)

Each Loan Party will direct

all Credit Card Issuers and

Credit Card Processors

to make
payments to a Concentration Account

and all other account debtors or other

obligors in respect of any
amounts payable to a Loan Party

to make payment of all such amounts

to a Collection Account and
otherwise take all reasonable actions

to cause such payments to be made

to a Collection Account.

Each
Loan Party will, acting as trustee for

Lender, receive, as the property of Lender, any monies,

checks,
notes, drafts or any other payment

relating to, or proceeds of, accounts

or other Collateral which

come
into its possession or under

its control and promptly upon

receipt thereof, will deposit

or cause the same
to be deposited in a Collection Account,

or remit the same

or cause the same to be remitted, in kind,

to
Lender.

Without limiting any other rights or remedies

of Lender, Lender may, at its option, instruct the
depository bank at which the

Collection Account is maintained

to transfer all

available funds received or
deposited into the Collection Account

to the Lender Payment Account at

any time that a Cash Dominion
Event exists.

At all times that Lender shall

have notified any depository

bank to transfer funds from

the
Collection Account to the Lender Payment

Account, all payments made to

the Collection Account shall
be treated as payments to Lender

in respect of the Obligations

and therefore shall constitute the

property
of Lender to the extent of the then outstanding

Obligations. Loan Parties acknowledge

and agree that as
the depository bank where

deposit accounts are maintained, Lender

in its capacity as Lender hereunder
shall have access to the bank

statements and/or other reports relating

to the deposit accounts of Loan
Parties and their Subsidiaries

maintained at Lender.

(d)
Each Loan Party shall, on or

prior to the Closing Date,

deliver to Lender copies of
notifications (each, a “Credit

Card Notification”) substantially

in the form attached hereto as

Exhibit E
which have been executed on behalf

of such Loan Party

and delivered to such Loan Party’s Credit Card
Issuers and Credit Card Processors

listed on Schedule 4.18(b) (with

evidence of such delivery

received by
Lender). In the event that a Loan Party

enters into arrangements with

any other Credit Card Issuers

or
Credit Card Processors, upon

entering into such arrangements

Loan Parties shall notify Lender

in writing
and deliver a Credit Card Notification

to Lender that has been sent

to such Credit Card Issuer

or Credit
Card Processor.
(e)

So long as no Event of Default

exists, subject to the requirements of

Section 5.9(a) above, a
Loan Party shall amend Schedule

4.18(a) to add or replace a deposit

account or Cash Management

Bank
and will provide to Lender

such amended Schedule 4.18(a)

once each month at the same

time as the
delivery of the Borrowing Base Certificate

at the time required under Schedule

5.1; provided, that, within
ten Business Days (or such

longer period as Lender may

hereafter agree) of the opening of such

deposit
account a Loan Party and such prospective

Cash Management Bank

will have executed and delivered to
Lender a Control Agreement (other

than for Excluded Deposit Accounts).

A Loan Party will close

any of
its deposit accounts (and establish

replacement deposit accounts in accordance

with the foregoing
sentence) as promptly as practicable

and in any event within 120

days after notice from

Lender that the
operating performance, funds

transfer, or availability procedures or performance

of the Cash Management
Bank with respect to deposit

accounts or Lender’s liability

under any Control Agreement

with such Cash
Management Bank is no longer

satisfactory to Lender in its Permitted

Discretion.
5.10

Physical Inventories.
(a)

Each Loan Party will cause physical

inventories to be undertaken,

at the expense of the Loan
Parties, for inventory in Stores and

in distribution centers and

warehouses, in each case consistent

with
current practices as of the Closing

Date, and as required by

GAAP.

Loan Parties will promptly

relieve or
write-off inventory from its inventory

perpetual ledger through its “mark-out-of-stock”

process based on
the results of any physical inventory.
(b)
Each Loan Party will permit Lender, in

its discretion, if any Event of Default

exists or has
occurred and is continuing,

to cause additional such inventories

to be taken as Lender determines

(each, at
the expense of the Loan Parties).
5.11

Further Assurances .
(a)

Without limiting the foregoing, each Loan

Party will, and will cause its Subsidiaries

(other
than Excluded Subsidiaries)

to, take such actions and execute

and deliver to Lender such

instruments and
documents as Lender may

from time to time request in its Permitted

Discretion (including obtaining
agreements from third parties) to

create, maintain, perfect, establish,

preserve and protect Lender’s Liens
in the Collateral (and the priority thereof)

and rights in the Collateral and

to carry out the terms and
conditions of the Loan Documents.

Notwithstanding anything to

the contrary contained herein,

Lender
shall not accept a Lien on Real Property

from any Loan Party unless Lender

has completed its flood
insurance diligence, has received

copies of all flood insurance

documentation and

has confirmed that flood
insurance compliance has been

completed as required by

applicable laws or as otherwise satisfactory

to
Lender and Lender shall not

accept delivery of any joinder

to any Loan Document

with respect to any
Subsidiary of any Loan Party

that is not a Loan Party, if such Subsidiary qualifies as

a “legal entity
customer” under the Beneficial Ownership

Regulation, unless such Subsidiary

has delivered a certification
regarding beneficial ownership

as required by such regulation

in relation to such Subsidiary and Lender
has completed its Patriot Act

searches, OFAC/PEP searches and customary

individual background checks
for such Subsidiary, the results of which shall be satisfactory to Lender.

(b)
Upon Lender’s request, each Loan Party

will use commercially reasonable

efforts to cause
any of its landlords of leased

locations (other than Stores) or warehouses

or bailees in possession or
control of Collateral to deliver

a Collateral Access Agreement

to Lender in such form as Lender may
reasonably require.
5.12

Formation of Subsidiaries.
(a)

In the event that any Loan Party

forms or acquires any direct or

indirect Subsidiary (other than
an Excluded Subsidiary),

after the Closing Date, such Loan Party

will (a) cause such new Subsidiary

to
execute and deliver to Lender promptly

and in any event within 30 days

after the formation or acquisition,
(i) a Joinder Agreement, pursuant

to which such Subsidiary shall be

made a party to this Agreement

as a
Borrower or a Guarantor, as determined

by Lender, (ii) a supplement to the applicable

Security Document,
together with (A) to the

extent certificated, certificates evidencing

all of the Equity Interests of any Person
owned by such Subsidiary

required to be pledged under

the terms of the Security Documents,

(B) undated
stock powers or other appropriate

instruments of assignment

for such Equity Interests executed in blank
with signature guaranteed,

and (C) such opinions of counsel

as Lender may reasonably request,

unless
Lender determines, upon completion

of Lender’s due diligence, that

the costs to the Loan Parties of
perfecting such security interest

are excessive in relation to

the benefits to Lender afforded thereby, and
(iii) such other agreements,

instruments, approvals or other

documents reasonably requested by

Lender in
order to create, perfect, establish

the first priority (subject

to Permitted Liens that have priority

by
operation of law) or otherwise

protect any Lien purported

to be covered by any such Security

Document or
otherwise to effect the intent that

such Subsidiary shall become

bound by all of the terms, covenants and
agreements contained in the

Loan Documents and that all property

and assets of such Subsidiary

(other
than Excluded Property) shall become

Collateral.
(b)
Each Loan Party that is an owner of

the Equity Interests of any such Subsidiary

described in
clause (a) above shall execute and deliver

promptly and in any event within

30 days after the formation

or
acquisition of such Subsidiary a Pledge

Amendment (as defined in

the Security Agreement), together

with
(i) to the extent certificated, certificates

evidencing all of the Equity

Interests of such Subsidiary, (ii)
undated stock powers or other appropriate

instruments of assignment

for such Equity Interests executed in
blank with signature guaranteed,

(iii) such opinions of counsel

as Lender may reasonably

request and (iv)
such other agreements, instruments,

approvals or other documents

reasonably requested by

Lender
(c)

Notwithstanding anything

to the contrary contained herein

or in any other Loan Document,
Lender shall not accept delivery

of any Joinder Agreement

to any Loan Document with respect

to any
Subsidiary of any Loan Party

that is not a Loan Party, if such Subsidiary that qualifies

as a “legal entity
customer” under the Beneficial Ownership

Regulation unless such Subsidiary

has delivered a Beneficial
Ownership Certification in

relation to such Subsidiary

and Lender has completed its Patriot

Act searches,
OFAC/PEP searches and customary individual background

checks for such Subsidiary, the results of
which shall be satisfactory to Lender.

Any document, agreement,

or instrument executed or issued
pursuant to this Section 5.12

shall constitute a Loan Document.
5.13

Costs and Expenses
.

Each Loan Party will pay to Lender

at the time specified in Schedule
2.5 all costs, expenses, filing

fees and taxes paid or payable

in connection with the preparation,
negotiation, execution, delivery, recording, administration,

collection, liquidation, enforcement

and
defense of the Obligations, Lender’s rights

in the Collateral, the Loan Documents

and all other documents
related thereto, including any

amendments, supplements or consents which

may hereafter be contemplated
(whether or not executed) or entered

into in respect thereof (all of

the foregoing being referred to herein
collectively, as “Lender Expenses”), including:

(a) all costs and expenses of filing

or recording (including
UCC financing statement filing

taxes and fees, documentary

taxes, intangibles taxes and mortgage
recording taxes and fees, if applicable),

(b) reasonable, documented

out-of-pocket costs and

expenses and fees for insurance premiums,

environmental audits, title insurance

premiums, surveys,
assessments, engineering reports

and inspections, appraisal fees

and search fees, background

checks, costs
and expenses of remitting loan proceeds,

collecting checks and other

items of payment, together with
Lender’s customary charges and fees with respect

thereto, (c) reasonable, documented

out-of-pocket costs
and expenses of preserving

and protecting the Collateral, (d) reasonable,

documented out-of-pocket

costs
and expenses paid or incurred in connection

with obtaining payment of the Obligations,

enforcing the Liens
of Lender in the Collateral, selling

or otherwise realizing upon

the Collateral, and otherwise enforcing

the
provisions of the Loan Documents

or defending any claims made

or threatened against Lender arising

out of
the transactions contemplated

thereby (including preparations

for and consultations concerning

any such
matters), (e) subject to the limitations

set forth in Section 5.7,

all reasonable documented out-of-pocket
expenses and costs heretofore

and from time to time hereafter

incurred by Lender during the course

of
periodic field examinations

and appraisals, plus a per diem

charge at Lender’s then standard rate for
Lender’s examiners in the field and office, and(f)

the reasonable, documented out-of-pocket

fees and
disbursements of counsel (including

legal assistants) to Lender in connection with

any of the foregoing
(provided, that so long as no Event

of Default has occurred and is continuing,

such attorneys’ fees shall be
limited to one set of primary

counsel (plus, to the extent reasonably

necessary, local counsel in each
relevant jurisdiction and specialist

counsel in each applicable specialty)).
5.14

Post-Closing Actions
.

Each Loan Party hereby agrees

to execute and deliver all
documents and certificates,

and to perform all obligations,

listed on Schedule 5.14

on or prior to the
applicable dates set forth on such Schedule

(as any such dates may

be extended by Lender in its
discretion). Any delay in taking

such actions or delivering such agreements

shall not constitute a Default
or an Event of Default or a breach of

any representation and warranty

or covenant in any Loan Document
until the date specified for

each item listed on Schedule

5.14 (as such date may

be extended by Lender in
its discretion).

The failure to execute and deliver

such documents and certificates

or to perform such
actions by the applicable date specified

in Schedule 5.14 shall constitute an Event

of Default.
6.

NEGATIVE COVENANTS
6.1

Indebtedness
.

Each Loan Party will not, and will not permit any of its Subsidiaries to, create, incur,

assume, suffer to

exist, guarantee, or otherwise

become or remain, directly or

indirectly,
liable with respect to any Indebtedness, except

for Permitted Indebtedness.
6.2 Liens
.

Each Loan Party will not,

and will not permit any

of its Subsidiaries to, create,
incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets,

of
any kind, whether now owned

or hereafter acquired, or

any income or profits therefrom,

except for
Permitted Liens.
6.3 Restrictions on Fundamental Changes .
(a)

Each Loan Party will not, and

will not permit any of its Subsidiaries

to, (a) enter into any
merger, consolidation, reorganization, recapitalization,

division or plan of division,

or reclassify its Equity
Interests, except for (i) any

merger between Loan Parties, provided,

that, a Borrower must be the surviving
entity of any such merger to which it

is a party, (ii) any merger between a Loan Party and a

Subsidiary that
is not a Loan Party so long

as such Loan Party is the surviving

entity of any such merger, and after giving
effect thereto, no Event of Default exists

or has occurred and is continuing,

and (iii) any merger between a
Subsidiary that is not a Loan

Party and another Subsidiary

that is not a Loan Party.
(b)
Each Loan Party will not, and

will not permit any of its Subsidiaries

to form any Subsidiary
or directly or indirectly, purchase or otherwise acquire

all or substantially all of the assets of (or any

division or business line of) any

other Person, or 50% or more

of any class of Equity Interests

of any
other Person, except for Permitted

Investments.
(c)

Each Loan Party will not liquidate,

wind up, or dissolve itself

(or suffer any liquidation or
dissolution), except for the liquidation

or dissolution of a Loan Party

(other than any Borrower) so

long as
all of the assets (including

any interest in any Equity Interests)

of such liquidating or dissolving

Loan Party
are transferred to a Loan Party

that is not liquidating or dissolving.
(d)
Each Loan Party will not suspend or

cease operating a substantial portion of its business,
except as permitted pursuant to clauses

(a) or (b) above or

in connection with a transaction

permitted
under Section 6.4.
(e)

Each Loan Party will not change

its classification/status for U.S. Federal income

tax purposes
unless such Loan Party (or the

Administrative Borrower on behalf

of such Loan Party) has provided

the
Lender 15 Business Days’

notice.
6.4 Asset Dispositions
.

Each Loan Party will not,

and will not permit any

of its Subsidiaries
to, convey, sell, lease, license, assign, transfer, or otherwise dispose of any of its assets (including

by an
allocation of assets among

newly divided limited liability companies

pursuant to a “plan of division”),
except for Permitted Dispositions

and transactions permitted

under Section 6.3.

Notwithstanding
anything to the contrary in this Agreement,

no Loan Party or its Subsidiaries

shall sell, assign, convey,
transfer, license or otherwise dispose of any

of its Material Intellectual Property

(or the Equity Interests
of any Loan Party which owns

any Material Intellectual Property),

in each case, whether as a Permitted
Disposition, a Permitted Investment,

a Permitted Lien or otherwise, to

any Person that is not a Loan
Party without the prior written

consent of Lender.
6.5 Nature of Business
.

Each Loan Party will not,

and will not permit any

of its Subsidiaries
to, (a) engage in any business other

than the business of such Loan Party

or Subsidiary on the Closing
Date and any business reasonably

related or ancillary to such business

of such Loan Party or Subsidiary
on the Closing Date or (b) acquire

any properties or assets that are

not reasonably related or ancillary
thereto.
6.6 Prepayments and Amendments
.

Each Loan Party will not, and

will not permit any

of its
Subsidiaries to:
(a)

prepay, redeem, defease, purchase or otherwise

acquire any Indebtedness of

any Loan Party or
Subsidiary or make, directly

or indirectly, any optional or voluntary payment

in respect of any such
Indebtedness or in the case of any

Indebtedness owing by

a Loan Party to a Subsidiary that

is not a
Loan Party, any payment, except for payments

of: (i) the Obligations; (ii) obligations

under Hedge
Agreements; (iii) secured Indebtedness

that becomes due as a result

of the voluntary sale or transfer

of
the assets securing such Indebtedness

to the extent such sale or transfer

is permitted hereunder; (iv)
Indebtedness owing to another

Loan Party; and (v) other

Permitted Indebtedness (including

such
Indebtedness owing by a Loan Party to a Subsidiary that is not a Loan Party)

in cash, provided, that,
as of the date of any such payment under this clause (v) and after giving effect thereto, each of the
Payment Conditions is satisfied (and in the case of any Subordinated Indebtedness,

in any event only
to the extent permitted under the terms of the subordination thereof);
(b)
directly or indirectly, amend, modify, or change any of the terms or provisions of:
(i)
any agreement, instrument, document

or other writing evidencing

or concerning
Permitted Indebtedness except (A) the Obligations

in accordance with this Agreement,

(B) obligations

under Hedge Agreements, (C)

Indebtedness permitted

under clauses (c), (e) and (f) of

the definition of
Permitted Indebtedness, (D) Subordinated

Indebtedness

to the extent permitted under the subordination
agreement with respect thereto,

(E) unsecured Permitted Indebtedness

that is not Material Indebtedness

or
(F) in the case of any other Material

Indebtedness, after

prior written notice to Lender, to amend

or
modify the terms thereof to

forgive or cancel any portion of such Indebtedness

(other than pursuant to
payment thereof) or to reduce

the interest rate or any

fees in connection therewith,

or to make the terms
thereof less restrictive or burdensome

to such Loan Party or Subsidiary;

or
(ii)

the Governing Documents of any Loan Party or Subsidiary if the effect thereof, either individually or in the aggregate, could reasonably be expected to be materially adverse to the interests of
Lender.
6.7 Restricted Payments
.

Each Loan Party will not,

and will not permit any

of its Subsidiaries
to, declare or make, or agree

to pay or make, directly or indirectly, any Restricted

Payment, except (a) a
Loan Party and its Subsidiaries may

declare

and make dividend payments or other

distributions payable
solely in the Equity Interests

of such Loan Party or Subsidiary, (b) a Loan Party

and its Subsidiaries may
make Restricted Payments

pursuant to and in accordance with

any management equity

subscription
agreement, employee agreement

or stock option agreement

or other agreement with such officer, director
or employee or former officer, director or employee;

provided, that, the aggregate

cash consideration paid
for all such payments, repurchases or

redemptions shall not in any

fiscal year of such Loan Party

or
Subsidiary exceed $1,000,000, (c)

a Loan Party and its Subsidiaries may

make Restricted Payments
consisting of any management,

advisory or consulting

fee to any Person or any extraordinary

salary, bonus
or other form of compensation

to any Person who is directly

or indirectly a significant partner,
shareholder, owner or executive officer of any

such Person, to the extent such extraordinary

salary, bonus
or other form of compensation

is not included in the corporate

overhead of a Loan Party

in an aggregate
amount not to exceed $2,000,000

in any fiscal year, (d) a Loan Party and its Subsidiaries

may make a
Restricted Payment to another Loan Party, (e) a Subsidiary

that is not a Loan Party may make

Restricted
Payments to other Subsidiaries,

and (f) a Loan Party and its Subsidiaries

may make other Restricted
Payments not otherwise expressly

provided for in this Section, provided,

that, as of the date of any such
Restricted Payment and after

giving effect thereto, each

of the Payment Conditions is satisfied.
6.8 Accounting Methods
.

Each Loan Party will not, and

will not permit any of its
Subsidiaries to, modify or change

its fiscal year or its method

of accounting (other than as may

be
required to conform to GAAP).
6.9 Investments
.

Each Loan Party will not,

and will not permit any

of its Subsidiaries to,
directly or indirectly, make or acquire any Investment

or incur any liabilities (including

contingent
obligations) for or in connection with

any Investment except for Permitted

Investments.
6.10

Transactions with Affiliates
.

Each Loan Party will not,

and will not permit any of its
Subsidiaries to, directly or indirectly, purchase, acquire

or lease any property from, or sell,

transfer or
lease any property to, or provide

any services to, or receive any

services from, any officer, director or
other Affiliate of a Loan Party, except pursuant to the reasonable requirements of the business of such
Loan Party or Subsidiary

and upon fair and reasonable

terms at least as favorable

to such Loan Party or
Subsidiary than such Loan

Party or Subsidiary would obtain in a comparable

arm’s length transaction with
a Person that is not an Affiliate (and

including, without limitation,

any payments made by a Loan Party

to
any Foreign Subsidiary of Parent for

services provided by such

Subsidiary as a buying

agent for the
purchase of inventory by

such Loan Party outside of the

United States in the ordinary

course of business
that are the same or substantially similar

or ancillary to the types of

services with respect to such
purchases of inventory as are

provided for in the Sourcing

Agreement, dated as of July 31, 2014,

between

Cato Overseas Limited and

Parent as such agreement is in effect on the

date hereof (but including
services that are substantially

similar or ancillary to those provided

for in the agreement and whether

or
not pursuant to such agreement

or any other agreement with respect

to such services)), except

for:
(a)

the payment of reasonable compensation,

severance, or employee

benefit arrangements to
employees, officers, and outside directors

of a Loan Party or Subsidiary, and any indemnity

provided for
the benefit of directors (or comparable

managers) of a Loan Party;
(b)
transactions among

Loan Parties;
(c)

Permitted Indebtedness or

Permitted Investments between

a Loan Party and a Subsidiary

that
is not a Loan Party, so long as such transaction is on

fair and reasonable terms at least as

favorable as to
the Loan Party as such Loan

Party would obtain in a comparable

arm’s length transaction with a Person
that is not an Affiliate;
(d)
Permitted Indebtedness or

Permitted Investments between

a Subsidiary that is not a Loan
Party and another Subsidiary

that is not a Loan Party;
(e)

Permitted Intercompany

Advances by a Loan Party

to a Foreign Subsidiary permitted

under
clause (c) of the definition

of Permitted Intercompany Advances;
(f)

Permitted Investments by

a Loan Party in a Foreign Subsidiary

permitted under clause (r) of
the definition of Permitted Investments;
(g)
Permitted Investments by a

Loan Party in Subsidiaries that

are not Loan Parties permitted
under clause (n) of the definition

of Permitted Investments;
(h)
Permitted Investments by

Cato
We
st in Cedar Hill permitted under

clause (o) of the definition
of Permitted Investments; and
(i)

Restricted Payments permitted

under Section 6.7.
6.11

Deposit Accounts; Credit Card

Processors
.

Each Loan Party will not

open new deposit
accounts except to the extent permitted

under Section 5.9 and upon the

request of Lender will deliver

to
Lender appropriate DDA

Notifications with respect to

such any Collection Accounts (other

than Excluded
Deposit Accounts) that are

not subject to a Control Agreement.

No Loan Party or its Subsidiaries

shall
maintain any bank accounts

or enter into any agreements with

Credit Card Issuers or Credit

Card
Processors except as provided

in Section 5.9.
6.12

Use of Proceeds
.

Each Loan Party will not

use the proceeds of any

Revolving Loans or
Letter of Credit for any purpose other

than (a) on the Closing

Date, (i) the repayment of

the existing credit
facility for which Wells Fargo is the agent, provided, that, Administrative

Borrower

may make other
arrangements for the payment of

such amounts using its cash on

hand that are reasonably satisfactory

to
Lender, (ii) payments to each of the Persons listed

in the disbursement direction

letter furnished by the
Administrative Borrower

to Lender on or about the Closing

Date and (iii) to pay the fees,

costs and
expenses in connection with

the Loan Documents and the transactions

contemplated thereby and (b)
thereafter, consistent with the terms hereof, for

their lawful and permitted purposes,

provided, that, no part
of the proceeds of the Revolving

Loans will be used to purchase or

carry any such Margin Stock or

to
extend credit to others for the purpose

of purchasing or carrying

any such Margin Stock or for any purpose
that violates the provisions

of Regulation T, U or X of the Board of Governors.

Each Loan Party and its
Subsidiaries will not, and will cause

each other member of the Loan

Party Group not to, directly

or

indirectly, use any of the Credit Facility to fund,

finance or facilitate any activities,

business or
transactions that would be prohibited

by (i) Sanctions, Anti-Money

Laundering Laws or Anti-Corruption
Laws or (ii) Sanctions if conducted

by Lender, or any other party hereto.
7.

FINANCIAL COVENANT
7.1 Minimum Excess Availability
.

Loan Parties shall not permit

Excess Availability at any
time to be less than the greater of

(a) 10.0% of the Loan Cap

or (b) $5,000,000.
8.

EVENTS OF DEFAU LT AND REMEDIES
8.1 Events of Default
.

The occurrence of any of the following

will constitute an “Event of
Default” under any Loan Document:
(a)

Payments.

A Borrower (i) fails to make

any payment of principal hereunder

when due, (ii)
fails to make any payment

of interest hereunder within five Business

Days after the due date

thereof, or
(iii) fails to pay fees, Lender Expenses

or any of the other Obligations

within five Business Days

after the
due date thereof.
(b)

Covenants.

(i) a Loan Party fails to perform

any of the covenants contained

in Sections 5.1,
5.2, 5.3, 5.6, 5.8, 5.9, 6 and

7, or (ii) a Loan Party fails to perform

any of the terms, covenants, conditions
or provisions contained in any

Loan Document other than those

otherwise described in this Article

8 and
such failure shall continue for

30 days; provided, that, such

30 day period shall not

apply in the case of
any failure to observe any

such covenant which is not capable

of being cured at all

or within such 30 day
period or which has been the subject

of a prior failure within

a six month period.
(c)

Judgments.

One or more judgments,

orders, or awards for

the payment of money in excess

of
$10,000,0000 in any one case

or in the aggregate (except

to the extent fully covered

(other than to the
extent of customary deductibles)

by insurance pursuant

to which the insurer has not

denied or disputed
coverage) is entered or

filed against a Loan Party or any

Subsidiary of a Loan Party, or with respect to any
of its assets, shall remain undischarged

or unvacated for a period in excess

of 30 days or execution shall at
any time not be effectively stayed,

or any judgment other than for

the payment of money, or injunction,
attachment, garnishment or

execution is rendered against a Loan

Party or any of the Collateral

having a
value in excess of the $3,750,000

in any one case or in the aggregate.
(d)

Volu

ntary Bankruptcy,

Involuntary Bankruptcy, Etc.

(i) An Insolvency Proceeding

is
commenced by a Loan Party

or any Subsidiary of a Loan Party

(other than an Immaterial Subsidiary)

or
(ii) an Insolvency Proceeding

is commenced against a Loan Party

or any Subsidiary of a Loan Party

(other
than an Immaterial Subsidiary) or all

or any part of its properties

and such petition or application

is not
dismissed within 60 days

after the date of its filing or such Loan

Party or Subsidiary

shall file any answer
admitting or not contesting such petition

or application or indicates its consent

to, acquiescence in or
approval of, any such action

or proceeding or the relief

requested is granted sooner.
(e)

Default Under Other Agreements.

Any Loan Party or any Subsidiary

thereof fails to make

any
payment when due (whether by

scheduled maturity, required prepayment, acceleration,

demand, or
otherwise) in respect of any Indebtedness

in an amount in excess of $10,000,000

individually or in the
aggregate (including undrawn

committed or available amounts

and including amounts owing

to all
creditors under any combined

or syndicated credit

arrangement), or otherwise is

in default under any
instrument or agreement evidencing,

securing or relating thereto, which

default

continues for more than the
applicable cure period, if any, with respect thereto,

which default permits the holder

or holders of such
Indebtedness (or a trustee or agent

on behalf of such holder or holders)

to cause, such Indebtedness

to be

demanded or to become

due or to be repurchased, prepaid,

defeased or redeemed, or an offer

to
repurchase, prepay, defease or redeem such Indebtedness

to be made, prior to its stated

maturity, or cash
collateral in respect thereof

to be demanded.
(f)

Representations, Etc.

Any warranty, representation, certificate, statement,

or record made in
any Loan Document or delivered in writing

to Lender in connection with

any Loan Document proves

to
be untrue in any material respect

(except that such materiality

qualifier shall not be applicable to

any
representations and warranties

that already are qualified or modified

by materiality or Material Adverse
Effect) as of the date of issuance or making

or deemed making thereof.
(g)

Guaranty.

If the obligation of

any Loan Party

under a Guaranty,

or other

Person under any
guaranty of any Obligations, is

limited or terminated by operation

of law or

by such Loan Party or

other
Person (other than in accordance with the terms of any Loan

Document) or any Loan Party or such other
Person repudiates or revokes

or purports to repudiate or

revoke such Guaranty or any

such guaranty.
(h)

Loan Documents.

(i) The validity or enforceability

of any Loan Document shall

at any time
for any reason

(other than solely as the result

of an action or failure to

act on the part of Lender) be
declared to be null and void,

or a proceeding shall be commenced

by a Loan Party, or by any
Governmental Authority having

jurisdiction over a Loan

Party, seeking to establish the invalidity or
unenforceability of any Loan Document,

or a Loan Party shall deny that

such Loan Party has any liability
or obligation purported to be

created under any Loan Document

or (ii) any Loan Document that purports
to create a Lien shall, for any

reason, fail or cease to create a valid

and perfected and (except

to the extent
of Permitted Liens which are

non-consensual Permitted

Liens, permitted purchase

money Liens or the
interests of lessors under Capital

Leases) first priority

Lien on the Collateral covered thereby, except (A)
as a result of a disposition of the

applicable Collateral in a transaction

permitted under any Loan
Document, or (B) as the result of

an action or failure to

act on the part of Lender.
(i)

Change of Control.

A Change of Control shall occur, whether

directly or indirectly.
(j)

[Reserved].
(k)

Loss of Collateral.

There occurs any uninsured

loss to any material portion of the

Collateral.
(l)

Indictment.

The indictment or institution of

any legal process or proceeding

against, any
Loan Party or any Subsidiary

thereof, under any federal, state,

municipal, and other criminal statute,

rule,
regulation, order, or other requirement having

the force of law for a felony.
(m)
Subordination.

(i)

The subordination provisions of

the documents evidencing or governing
any Subordinated Indebtedness,

any such provisions being

referred to as the “Intercreditor

Provisions”,
shall, in whole

or in part, terminate, cease

to be effective or cease to be legally valid,

binding and
enforceable against any holder

of the applicable Indebtedness; or

(ii) any Borrower or any other

Loan
Party shall, directly or indirectly, (A) make any

payment on account of any Subordinated

Indebtedness
that has been contractually

subordinated in right of payment

to the payment of the Obligations,

except to
the extent that such payment is permitted

by the terms of the Intercreditor

Provisions applicable to such
Subordinated Indebtedness

or (B) disavow or contest in

any manner (1) the effectiveness, validity

or
enforceability of any of the

Intercreditor Provisions, (2)

that the Intercreditor Provisions

exist for the
benefit of the Loan Parties,

or (3) in the case of Subordinated

Indebtedness, that all payments

of principal
of or premium and interest on the

applicable Subordinated Indebtedness,

or realized from the liquidation
of any property of any Loan

Party, shall be subject to any of the Intercreditor Provisions.
8.2 Remedies.

(a)

At any time an Event of Default

exists, Lender shall have any

and all rights and remedies
provided in any Loan Document,

the UCC and other applicable law, all of which rights

and remedies may
be exercised without notice to or consent

by a Loan Party, except as such notice or consent is expressly provided for under any applicable

Loan Document or required by

applicable law.

All rights, remedies and
powers granted to Lender

under any Loan Document,

the UCC or other applicable

law are cumulative, are
not exclusive and are enforceable,

in Lender’s discretion, alternatively, successively, or concurrently on any one or more occasions,

and shall include the right to

apply to a court of equity

for an injunction to
restrain a breach or threatened

breach by a Loan Party of any

Loan Document.

Lender may, at any time,
an Event of Default exists, proceed directly

against one or more Loan Party

to collect the Obligations
without prior recourse

to the Collateral.
(b)
Without limiting the generality of the foregoing,

at any time an Event of Default

exists,
Lender may (i) accelerate the payment

of all or any portion of the Obligations

and demand immediate
payment thereof to Lender

(provided, that, upon the occurrence of

any Event of Default described

in
Sections 8.1(d), all Obligations

shall automatically become

immediately due and payable), (ii) by

written
notice to a Loan Party, require Loan Parties to provide

cash collateral in an amount equal

to 105% of the
Letter of Credit Usage, (iii) terminate

the Commitment (provided, that,

upon the occurrence of any

Event
of Default described in Sections 8.1(d),

the Commitment and any

other obligation of Lender under

any
Loan Document shall automatically

terminate), (iv) cease making

Revolving Loans or providing Letters
of Credit or reduce the lending

formulas or amounts of Revolving

Loans or (v) establish such Reserves as
Lender determines, without

limitation or restriction, notwithstanding

anything to the contrary contained
herein.
9.

NOTICES, AMENDMENTS,

WAIVERS, INDEMNIFICATION, ETC.
9.1 Demand; Protest; Counterclaims, Etc
. Each Loan Party waives

demand, protest, notice
of protest, notice of default

or dishonor, notice of payment and nonpayment,

nonpayment at maturity,
release, compromise, settlement,

extension, or renewal of documents,

instruments, chattel paper, and
guarantees at any time held by

Lender on which any Loan Party may

in any way be liable.

No notice to
or demand on a Loan Party

which Lender may elect to give

shall entitle a Loan Party to any other or
further notice or demand in the

same, similar or other circumstances.

Each Loan Party waives all rights
to interpose any claims, deductions,

setoffs or counterclaims of any

nature (other than compulsory
counterclaims) in any action

or proceeding with respect

to any Loan Document, the

Obligations, the
Collateral or any matter arising

therefrom or relating hereto or

thereto.
9.2 Indemnification
.

Each Loan Party shall pay, indemnify, defend, and hold Lender and its
Affiliates, officers, directors, employees, attorneys,

and agents (each, an “Indemnified

Person”) harmless
(to the fullest extent permitted by

law) from and against any

and all claims, demands, suits,

actions,
investigations, proceedings,

liabilities, fines, costs, penalties, and

damages, and all reasonable

fees and
disbursements of attorneys, experts,

or consultants and all other

costs and expenses actually incurred

in
connection therewith or in connection with

the enforcement of this indemnification

(as and when they are
incurred and irrespective of

whether suit is brought), at

any time asserted against, imposed

upon, or
incurred by any of them (a) in connection

with or as a result of or

related to the execution and delivery,
enforcement, performance,

or administration (including

any restructuring or workout with respect

hereto)
of any Loan Document, or the

transactions contemplated thereby, (b) with respect

to any actual or
prospective investigation, litigation, or

proceeding related to any

Loan Document, the making

of any
Revolving Loans or issuance

of any Letter of Credit or

the use of the proceeds of any

Revolving Loan or
Letter of Credit (whether or not

any Indemnified Person

is a party thereto), or any

act, omission, event, or
circumstance in any manner

related thereto, and (c) in

connection with or arising out of

any presence or
release of hazardous materials

at, on, under, to or from any assets or properties

owned, leased or operated
by any Loan Party or otherwise

related to compliance with applicable

environmental laws (each and all of

the foregoing, the “Indemnified

Liabilities”).

The foregoing to the contrary notwithstanding,

no Loan
Party shall have any obligation

to any Indemnified Person

under this Section with respect

to any
Indemnified Liability that a court of competent

jurisdiction finally determines

to have resulted from the
gross negligence or willful

misconduct of such Indemnified

Person or its officers, directors,

employees,
attorneys, or agents.

This provision shall survive

the termination of this Agreement

and the repayment in
full of the Obligations.

If any Indemnified Person

makes any payment

to any other Indemnified Person
with respect to an Indemnified Liability

as to which a Loan Party was required

to indemnify the
Indemnified Person receiving

such payment, the Indemnified Person

making such payment

is entitled to
be indemnified and reimbursed

by each Loan Party with

respect thereto.

THE FOREGOING
INDEMNITY SHALL APPLY TO EACH INDEMNIFIED PERSON

WITH RESPECT TO
INDEMNIFIED LIABILITIES

WHICH IN WHOLE OR IN

PART

ARE CAUSED BY OR ARISE

OUT
OF ANY NEGLIGENT ACT OR

OMISSION OF

SUCH INDEMNIFIED PERSON

OR OF ANY
OTHER PERSON.
9.3 Notices
.

Unless otherwise provided in this

Agreement, all notices or demands

relating to
any Loan Document shall be in writing

and shall be personally delivered

or sent by registered or

certified
mail (postage prepaid, return

receipt requested), overnight

courier, or electronic mail (at such email
addresses as a party may

designate in accordance herewith).

In the case of notices or demands

to any
Loan Party or Lender, as the case may

be, they shall be sent to the address set

forth next to its signature
hereto.

Any party hereto may

change the address at which they are to

receive notices hereunder, by notice
in writing in the foregoing

manner given to the other parties.

All notices or demands

sent in accordance
with this Section shall be deemed

received on the earlier of the date

of actual receipt or three Business
Days after the deposit thereof in the mail;

provided, that, (a) notices sent

by overnight courier service
shall be deemed to have been

given when received,

(b) notices by facsimile shall be

deemed to have been
given when sent (except

that, if not given during normal

business hours for the recipient,

shall be deemed
to have been given at the opening

of business on the next Business

Day

for the recipient) and (c) notices
by electronic mail shall be

deemed received upon the sender’s

receipt of an acknowledgment

from the
intended recipient (such as

by the “return receipt requested”

function, as available, return

email or other
written acknowledgment).
9.4 Assignments; Successors
.

This Agreement shall bind

and inure to the benefit of the
respective successors and assigns

of each of the parties; provided,

that, no Loan Party may assign this
Agreement or any rights or

duties hereunder without Lender’s

prior written consent and

any prohibited
assignment shall be absolutely

void ab initio.

No consent to assignment

by Lender shall release any Loan
Party from its Obligations.

Lender may not assign the

Loan Documents in whole

or in part or its rights
and duties thereunder or grant participations

in the Obligations without

the Administrative Borrower’s
consent, which consent shall not

be unreasonably withheld,

conditioned or delayed;

provided that, no such
consent shall be required

if an Event of Default exists.
9.5 Amendments; Waivers
.

No amendment or modification of

any Loan Document shall

be
effective unless it has been agreed to by

Lender and each Loan Party party thereto

in a writing that
specifically states that it is intended

to amend or modify such Loan Document.

No failure by Lender to
exercise any right, remedy, or option under any

Loan Document, or delay

by Lender in exercising the
same, will operate as a waiver

thereof.

No waiver by Lender will

be effective unless it is in writing,

and
then only to the extent specifically

stated.

No waiver by

Lender on any occasion shall affect or diminish
Lender’s rights thereafter to require strict

performance by any

Loan Party of any provision of any

Loan
Document.

Lender’s rights under the Loan Documents

will be cumulative and not

exclusive of any other
right or remedy that Lender may

have.
10. JURY TRIAL WAIVER; OTHER WAIVERS CONSENTS; GOVERNING LAW.

10.1

GOVERNING LAW
.

THE VALIDITY OF THE LOAN DOCUMENTS (UNLESS
EXPRESSLY OTHERWISE PROVIDED THEREIN), THE CONSTRUCTION, INTERPRETATION,
AND ENFORCEMENT THEREOF, THE RIGHTS

OF THE PARTIES THERETO WITH RESPECT
TO ALL MATTERS ARISING THEREUNDER OR RELATED THERETO, AND ANY CLAIMS,
CONTROVERSIES OR

DISPUTES ARISING THEREUNDER

OR RELATED THERETO SHALL BE
DETERMINED UNDER,

GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH

THE
LAWS OF THE STATE

OF NEW YORK.
10.2

FORUM NON CONVENIENS
.

THE PARTIES

AGREE THAT ALL ACTIONS OR
PROCEEDINGS ARISING IN

CONNECTION WITH THE LOAN

DOCUMENTS SHALL BE

TRIED
AND LITIGATED ONLY

IN THE STATE

AND, TO THE EXTENT PERMITTED

BY APPLICABLE
LAW,

FEDERA
L
COURTS LOCATED

IN THE COUNTY OF NEW YORK

IN THE STATE

OF NEW
YORK; PROVIDED,

THAT,

ANY SUIT SEEKING

ENFORCEMENT AGAINST ANY

COLLATERA
L
OR OTHER PROPERTY MAY BE BROUGHT,

AT

LENDER’S OPTION, IN

THE COURTS OF ANY
JURISDICTION WHERE

LENDER ELECTS TO BRING SUCH

ACTION OR WHERE SUCH
COLLATERA L
OR OTHER PROPERTY MAY BE FOUND.

EACH LOAN PARTY AND LENDER
WA
IVE, TO THE EXTENT PERMITTED UNDER APPLICABLE

LA
W,
ANY RIGHT EACH

MAY
HAVE

TO ASSERT THE DOCTRINE OF FORUM NON

CONVENIENS OR TO
OBJECT TO VENUE TO THE EXTENT ANY

PROCEEDING IS BROUGHT

IN ACCORDANCE
WITH THIS SECTION.
10.3

WAIVER OF JURY TRIAL
.

TO THE MAXIMUM EXTENT PERMITTED

BY
APPLICABLE LAW, EACH LOAN PARTY

AND LENDER HEREBY
WA IVE THEIR RESPECTIVE
RIGHTS, IF ANY, TO A JURY TRIA L OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF
ACTION DIRECT LY OR INDIRECT LY
BASED UPON OR ARISING

OUT OF ANY LOAN
DOCUMENT OR ANY TRANSACTION

CONTEMPLATED THEREIN, INCLUDING CONTRACT
CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS,

AND ALL OTHER COMMON

LAW OR
STATUTORY

CLAIMS (EACH A “CLAIM”).

EACH LOAN PARTY AND LENDER REPRESENTS
THAT

IT HAS REVIEWED

THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY
WAIVES

ITS JURY TRIAL RIGHTS FOLLOWING

CONSU
LTA TION WITH LEGA L COUNSEL. IN
THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT

MAY BE FILED AS A WRITTEN
CONSENT TO A TRIA L BY THE COURT.
10.4

SUBMISSION TO JURISDICTION
.

EACH LOAN PARTY HEREBY
IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION

OF
THE STATE

AND FEDERA
L
COURTS LOCATED

IN THE COUNTY OF NEW YORK AND

THE
STATE

OF NEW YORK IN ANY

ACTION OR PROCEEDING

ARISING OUT OF OR RELATING TO
ANY LOAN DOCUMENT, OR FOR RECOGNITION

OR ENFORCEMENT OF ANY

JUDGMENT.

EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION
OR PROCEEDING SHALL

BE CONCLUSIVE AND

MAY BE ENFORCED IN OTHER
JURISDICTIONS BY SUIT ON

THE JUDGMENT OR IN

ANY OTHER MANNER PROVIDED

BY
LA
W.

NOTHING IN ANY LOAN

DOCUMENT SHALL AFFECT

ANY RIGHT THAT LENDER
MAY OTHERWISE HAVE

TO BRING ANY ACTION OR

PROCEEDING RELATING TO ANY
LOAN DOCUMENT AGAINST

ANY LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF
ANY JURISDICTION.
10.5

WAIVER OF CLAIMS
.

NO CLAIM MAY BE MADE BY ANY LOAN

PARTY
AGAINST LENDER OR ANY

AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL,
REPRESENTATIVE,

AGENT, OR ATTORNEY-IN-FACT

OF ANY OF THEM FOR

ANY SPECIAL,
INDIRECT, CONSEQUENTIAL, PUNITIVE

OR EXEMPLARY DAMAGES OR LOSSES IN
RESPECT OF ANY CLAIM FOR

BREACH OF CONTRACT

OR ANY OTHER

THEORY OF

LIABILITY ARISING

OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY
ANY LOAN DOCUMEN T,
OR ANY ACT, OMISSION, OR EVENT OCCURRING

IN
CONNECTION THEREWITH,

AND EACH LOAN PARTY HEREBY WAIVES,

RELEASES, AND
AGREES NOT TO SUE UPON

ANY CLAIM FOR SUCH

DAMAGES, WHETHER OR

NOT
ACCRUED AND WHETHER

OR NOT KNOWN OR SUSPECTED

TO EXIST IN ITS FAVOR.
11. GENERAL PROVISIONS
11.1

Effectiveness; Section Headings;

Severability
.

This Agreement shall be binding

and
deemed effective when executed by

each Loan Party and Lender whose

signature is provided for on

the
signature pages hereof.

Headings and numbers

have been set forth herein for

convenience only.

Unless
the contrary is compelled by

the context, everything contained

in each Section applies equally

to this
entire Agreement.

Each provision of this Agreement

shall be severable from

every other provision of this
Agreement for the purpose

of determining the legal enforceability

of any specific provision.
11.2

Counterparts; Electronic Execution
.

This Agreement may

be executed in any number of
counterparts and by different parties

on separate counterparts, each

of which, when executed

and
delivered, shall be deemed to be an original,

and all of which, when taken

together,

shall constitute but
one and the same Agreement.

Execution of any such counterpart

may be by means of

(a) an electronic
signature that complies with the

federal Electronic Signatures

in Global and National Commerce

Act,
state enactments of the Uniform

Electronic Transactions Act, or any other

relevant and applicable
electronic

signatures law; (b) an original

manual signature; or (c)

a faxed, scanned, or photocopied manual
signature.

Each electronic signature or

faxed, scanned, or photocopied

manual signature shall

for all
purposes have the same validity, legal effect, and admissibility in evidence as an original manual
signature.

Lender reserves the right,

in its discretion, to accept, deny, or condition acceptance

of any
electronic

signature on this Agreement.

Any party delivering an executed counterpart

of this Agreement
by faxed, scanned or photocopied

manual signature shall

also deliver an original

manually executed
counterpart, but the failure to

deliver an original manually

executed counterpart shall not

affect the
validity, enforceability and binding effect of this Agreement.

The foregoing shall apply to each other
Loan Document, and any notice

delivered hereunder or

thereunder, mutatis mutandis.
11.3

Patriot Act
.

Lender hereby notifies each

Loan Party that pursuant to

the requirements of
the Patriot Act it is required to obtain,

verify and record information

that identifies each Person or
corporation who opens an account

or enters into a business

relationship with it, which information
includes the name and address of

such Loan Party and other

information that will allow Lender

to identify
such Person in accordance

with the Patriot Act and any

other applicable law.

Each

Loan Party is hereby
advised that any Revolving

Loans or Letters of Credit are subject to

satisfactory results of such
verification.

Lender shall have the right

to period
1
ically conduct due diligence on

each Loan Party, its
senior management and key

principals and legal and beneficial owners.

Each Loan Party agrees

to
cooperate in respect of the

conduct of such due diligence

and further agrees that the reasonable

costs and
charges for any such due diligence by

Lender shall constitute Lender Expenses

for which Lender is
entitled to reimbursement as provided

herein and be for the account

of Borrowers.
11.4

Integration
.

The Loan Documents reflect the entire

understanding of the parties

with
respect to the transactions contemplated

hereby and shall not be

contradicted or qualified by

any other
agreement, oral or written,

before the Closing Date.

The foregoing to the contrary

notwithstanding, all
agreements for Bank Products, if

any, are independent agreements governed by

the written provisions of
the agreements for them,

which will remain in full

force and effect, unaffected by any repayment,
prepayments, acceleration,

reduction, increase, or change

in the terms of any credit extended

hereunder,
except as otherwise expressly

provided in such agreement.
1

11.5

Confidentiality; Disclosure .
(a)

Lender agrees to maintain the confidentiality

of all information received by Lender

from the
Loan Parties relating to the Loan Parties

or their respective businesses,

except that information may

be
disclosed (i) to its Affiliates and to its and its Affiliates’

respective partners, directors,

officers, employees,
agents, funding sources, attorneys,

advisors and representatives (it being

understood that the Persons to
whom such disclosure is made will

be informed of the confidential

nature of such Information

and
instructed to keep such Information

confidential), (ii) to the extent requested

by any regulatory authority
purporting to have jurisdiction

over it (including any

self-regulatory authority), (iii)

to the extent required
by applicable Laws or regulations

or by any subpoena or

similar legal process, (iv)

to any other party
hereto, (v) in connection with

the exercise of any remedies hereunder

or under any other Loan Document
or any action or proceeding relating

to this Agreement or any other Loan

Document or the enforcement

of
rights hereunder or thereunder, (vi) subject to an

agreement containing

provisions substantially the same

as
those of this Section, to (A) any

assignee of or participant in, or any

prospective assignee of or participant
in, any of its rights or obligations

under this Agreement

or (B) any actual or prospective

counterparty (or
its advisors) to any swap or

derivative transaction relating

to any Loan Party and its obligations,

(vii) with
the written consent of the Administrative

Borrower or (viii) to the extent

such information (A) becomes
publicly available other than as a result

of a breach of this Section

or (B) becomes available to Lender

or
any of its respective Affiliates on a

non-confidential basis from

a source other than the Loan Parties

or any
or their respective partners,

directors, officers, employees, agents,

funding sources, attorneys,

advisors and
representatives or any Affiliates thereof.
(b)
Any Person required to maintain

the confidentiality of information

as provided in this Section
shall be considered to have

complied with its obligation

to do so if such Person has

exercised the same
degree of care to maintain the confidentiality

of such information as such Person

would accord to its own
confidential information.
(c)

Notwithstanding anything

to the contrary herein, Lender

may disclose information concerning
the terms and conditions of the Loan

Documents in its marketing

or promotional materials, with such
information to consist of deal

terms and other information customarily

found in such marketing or
promotional materials and

may otherwise use the

name, logos, and other insignia

of any Loan Party and
the Commitment provided

hereunder in any “tombstone”

or other advertisements, on

its website or in other
marketing materials of Lender.
11.6

The Cato Corporation as

Agent for Borrowers
.

Each Loan Party hereby irrevocably
appoints The Cato Corporation as the borrowing

agent and attorney-in-fact

for all Loan Parties (the
“Administrative Borrower”) which appointment

shall remain in full force and effect

unless and until
Lender shall have received

prior written notice signed

by each Loan Party that such appointment

has been
revoked and that another Loan Party

has been appointed Administrative

Borrower.

Each Loan Party
hereby irrevocably appoints

and authorizes Administrative

Borrower

(a) to provide Lender with

all
notices with respect to Revolving

Loans, Letters of Credit and all other

notices and instructions under

the
Loan Documents (and any

notice or instruction provided

by Administrative Borrower

shall

be deemed to
be given by Loan Parties hereunder

and shall bind each Loan Party),

(b) to receive all notices, instructions
and

other

information from Lender (and

any notice, instructions or other

information provided by Lender
to Administrative Borrower

shall be deemed to have been

given to each Loan Party),

and (c) to take such
action as Administrative Borrower

deems appropriate on its behalf

to obtain Revolving

Loans and Letters
of Credit and to exercise such other

powers as are reasonably

incidental thereto to carry

out the purposes
of this Agreement.

Each Loan Party agrees

that the handling of the Credit Facility, with Loan Parties

and
Collateral in a combined fashion,

as more fully set forth herein,

is done solely as an accommodation

to
Loan Parties in order to utilize

the collective borrowing

powers of Borrowers in the most

efficient and
economical manner and at their

request, and that Lender shall not

incur liability to any Loan Party

as a

result hereof.

Each Loan Party expects to derive

benefit, directly or indirectly, from the handling of the
Credit Facility, with Loan Parties and Collateral in a

combined fashion, since

the successful operation of
each Loan Party is dependent on the

continued successful performance

of the integrated group.

Each
Loan Party hereby agrees to

indemnify Lender and hold

Lender harmless against any

and all liability,
expense, loss or claim

of damage or injury, made against Lender by any Loan Party

or by any third party
whosoever, arising from or incurred by reason

of (i) the handling of the

Credit Facility as herein
provided, or (ii) Lender relying

on any instructions of Administrative Borrower.

This Section shall
survive the termination of this Agreement

and the payment in full of the

Obligations.
11.7

Acknowledgement Regarding

Any Supported QFCs
.

To the extent that the Loan
Documents provide support,

through a guarantee or otherwise,

for Hedge Agreements or

any other
agreement or instrument that is

a QFC (such support, “QFC

Credit Support” and each such QFC

a
“Supported QFC”), the parties

acknowledge and agree as follows

with respect to the resolution

power

of
the Federal Deposit Insurance Corporation

under the Federal Deposit Insurance

Act and Title II of the
Dodd-Frank Wa
ll Street Reform and Consumer

Protection Act (together with

the regulations promulgated
thereunder, the “U.S. Special Resolution Regimes”)

in respect of such Supported

QFC and QFC Credit
Support (with the provisions

below applicable notwithstanding

that the Loan Documents and any
Supported QFC may

in fact be stated to be governed by

the laws of the State of New York or of the
United States or any other state

of the United States): In

the event a Covered Entity

that is party to a
Supported QFC (each, a “Covered

Party”) becomes subject

to a proceeding under a U.S. Special
Resolution Regime, the transfer of

such Supported QFC and

the benefit of such QFC

Credit Support (and
any interest and obligation

in or under such Supported

QFC and such QFC Credit Support,

and any rights
in property securing such Supported

QFC or such QFC Credit Support)

from such Covered Party will be
effective to the same extent as the transfer

would be effective under the U.S.

Special Resolution Regime

if
the Supported QFC and such

QFC Credit Support (and

any such interest, obligation

and rights in
property) were governed by

the laws of the United States

or a state of the United States.

In the event a
Covered Party or a BHC Act Affiliate

of a Covered Party becomes

subject to a proceeding

under a U.S.
Special Resolution Regime,

Default Rights under the Loan Documents

that might otherwise apply

to such
Supported QFC or any QFC

Credit Support that may be exercised

against such Covered Party

are
permitted to be exercised to

no greater extent than such Default

Rights could be exercised

under the U.S.
Special Resolution Regime

if the Supported QFC and the Loan Documents

were governed by the laws of
the United States or a state

of the United States.
[remainder of page intentionally

left blank]

The parties have caused this Agreement

to be executed as of the date on page 1.
BORROWERS:
THE CATO

CORPORATION
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATOSOUTH

LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

O
F
TEXAS

L.P.
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATOWEST,

LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

WO LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

OF GEORGIA, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer

CATO

OF FLORID
A L.L.C.
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

O
F ILLINOIS, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

O
F NORTH CAROLINA, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
OHIO CATO STORES, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

O
F SOUTH CAROLINA, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CATO

O
F TENNESSEE, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer

CATO

OF VIRGINIA, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
Address:
8100 Denmark Road
Charlotte, North Carolina

28273-5975
Attention:

Jeremy Craddock
Email:

jcrad@catocorp.com
GUARANTORS:
CATO

SOUTHWEST, INC.
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CH W, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
CADEL

LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
Catocorp.com, LLC
By:

/s/ Charles D. Knight

Name:

Charles D. Knight
Title:

Authorized Signer
Address:
8100 Denmark Road
Charlotte, North Carolina

28273-5975
Attention:

Jeremy Craddock
Email:

jcrad@catocorp.com

WELLS FARGO BANK, NATIONA L
ASSOCI AT ION
By:

/s/ William Chan

Name:

William Chan
Title:

Authorized Signer
Address:
125 High Street, 11
th
Floor
Boston, MA

02110
Attention:

Chanda Ruff
Email:

chanda.ruff@wellsfargo.com

SCHEDULE 1.1(a)
TO
CREDIT AGREEMENT
Definition of Eligible Credit

Card Receivables
“Eligible Credit Card Receivables” means

Credit Card Receivables created

by a Borrower

in the ordinary
course of its business that arise out

of such Borrower’s sale of goods or rendition

of services that in each
case at the time of creation

and at all times thereafter satisfy

the criteria set forth below as determined

by
Lender in its Permitted Discretion.

Except as otherwise agreed by

Lender, Eligible Credit Card
Receivables shall not include

the following:
the UCC);

(i)
Credit Card Receivables that do not

constitute a “payment

intangible” (as defined in
(ii)
Credit Card Receivables that have

been outstanding for more

than five (5) Business
Days from the date of sale;
(iii)
Credit Card Receivables (A)

that are not subject to a perfected

first priority security
interest in favor of the Lender, or (B) with

respect to which a Borrower does not

have good, valid and
marketable title thereto, free and clear

of any Lien (other than Liens

granted to the Lender pursuant

to the
Security Documents);
(iv)
Credit Card Receivables that are

disputed, are with recourse,

or with respect to which a
claim, counterclaim, offset or chargeback has been

asserted (to the extent of such

claim, counterclaim,
offset or chargeback);
(v)
Credit Card Receivables that have

not been earned by performance

and do not
represent bona fide amounts

due to a Borrower from

a Credit Card Issuer or Credit Card Processor;
(vi)
Credit Card Receivables as

to which the Credit Card Issuer

or Credit Card Processor
has the right under certain circumstances

to require a Loan Party to repurchase

the Credit Card
Receivables from such Credit Card

Issuer or Credit Card Processor;
(vii)

Credit Card Receivables due

from a Credit Card Issuer or

Credit Card Processor which
is the subject of any Insolvency

Proceeding;
(viii)

Credit Card Receivables which

are not a valid, legally

enforceable obligation of the
applicable Credit Card Issuer or

Credit Card Processor

with respect thereto;
(ix)
Credit Card Receivables that do not

conform to all representations, warranties

or other
provisions in the Loan Documents

relating to Credit Card Receivables;

or
(x)
Credit Card Receivables that Lender

determines in its Permitted Discretion

to be
uncertain of collection or which do

not meet such other reasonable

eligibility criteria for Credit Card
Receivables as the Lender may

determine.
In determining the amount

to be so included, the face amount

of a Credit Card Receivable shall

be
reduced by, without duplication, to the extent not

reflected in such face amount,

(i) the amount of all
accrued and actual discounts, claims,

credits or credits pending, promotional

program allowances, price
adjustments, finance charges or other allowances

(including any amount

that a Borrower may be

obligated to rebate to a customer, a Credit Card Issuer

or Credit Card Processor pursuant

to the terms of
any agreement or understanding

(written or oral)) and (ii) the

aggregate amount of all cash

received in
respect of such Credit Card

Receivable but not yet applied by

the Loan Parties to reduce the

amount of
such Credit Card Receivable.

SCHEDULE 1.1(b)
TO
CREDIT AGREEMENT
Definition of Eligible Inventory
“Eligible Inventory” means

inventory of a Borrower consisting

of finished goods, merchantable

and
readily saleable to the public in

the ordinary course of such

Borrower’s business that at all times satisfies
the criteria set forth below

as determined by Lender in its Permitted

Discretion.

Except as otherwise
agreed by Lender, any inventory shall not

be included in Eligible Inventory

if:
(i)
a Borrower does not have good,

valid, and marketable

title thereto;
(ii)
a Borrower does not have actual

and exclusive possession

thereof (either directly or
through a bailee or agent of a Borrower);
(iii)
it is not located at one of the locations

in the continental United States

set forth on the
schedule of locations set forth on

the schedule of locations to

the Security Agreement;
(iv)
it is (A) in-transit to or from

a location of a Loan Party set forth on

the schedule of
locations to the Security Agreement

(other than in-transit from one location

of a Loan Party set forth on
such schedule of locations to

another location of a Loan

Party set forth on such schedule),

or (B) located
in an FTZ unless Lender has established

a Reserve in respect of

FTZ Fees and related costs that may

be
required by any Governmental Authority

to be paid with respect to such inventory;
(v)
it is located in a contract warehouse

or with a bailee, in each case, unless

either, at
Lender’s option, (A) it is subject to

a Collateral Access Agreement

with the owner and lessor of such

Real
Property, such warehouseman or bailee, in each case, in form and substance reasonably satisfactory

to
Lender executed by the owner and

lessor, warehouseman or bailee, as the case

may be, or (B) Lender has
established a Reserve with

respect to amounts payable to the warehouse

or bailee in an amount not

less
than three months’ rent, storage

charges, fees or other amounts under

the applicable agreement relative

to
such location;
(vi)
it is located on Real Property

leased by a Borrower

other than in a Store (such

that
inventory in a Store that otherwise

satisfies the criteria for eligibility

set forth herein shall be Eligible
Inventory, provided, that, as to any such inventory

that is located in a Store that is

on leased Real Property
either (A) it is subject to a

Collateral Access Agreement with the owner

and lessor of such Real Property,
in each case, in form and substance

reasonably satisfactory

to Lender executed by the owner

and lessor, as
the case may be, or (B) Lender

may establish a Reserve

with respect to amounts payable

to the owner or
lessor of such leased Store

premises located in a Landlord Lien

State in an amount not

less than two
months’ rent, storage charges, fees

or other amounts under

the lease or other applicable

agreement relative
to such location and such other

amounts that may be secured by

a lien in favor of such owner

or lessor in
such Landlord Lien State or

to the extent that any claims

or liabilities owing to the owner

or lessor are
secured by inventory at a

leased Store location);
(vii)

it is the subject of a bill of

lading or other document of

title;
(viii)

it is not subject to a valid and

perfected first priority security

interest of Lender;

(ix)
it consists of goods returned

or rejected by a Borrower’s customers

(except to the
extent such returned or rejected goods

are thereafter placed back

in stock with new inventory of

the same
type or category and held for

resale in the ordinary course

of business);
(x)
it consists of goods that are obsolete,

slow moving, custom

items or items otherwise
manufactured in accordance with

customer-specific requirements, work-in-process,

raw materials, or
goods that constitute samples,

spare parts, promotional,

marketing, labels, bags and

packaging and
shipping materials, supplies

used or consumed in the business

of a Borrower, bill and hold goods,
defective goods, “seconds,”

inventory acquired on consignment,

goods that are held for return to the
vendor, or are seasonal in nature and which have

been packed away for sale

in the subsequent season,

or
are not in compliance with all standards

imposed by any Governmental

Authority having regulatory
authority over such inventory

or are trailered inventory;
(xi)
it is not insured in compliance with

the provisions of Section

5.10 hereof;
(xii)

it has been sold but not yet delivered

or as to which a Borrower

has accepted a
deposit;
(xiii)

it is subject to third party intellectual property, licensing or other proprietary rights,

unless
Lender is satisfied in its Permitted

Discretion that such inventory

can be freely sold by Lender on

and
after the occurrence of an Event

of Default despite such third party

rights (without Lender infringing

any
rights of, or incurring any

liability to, or giving any rights

to terminate any of such rights

of such third
party, to any licensor or owner of such third party

rights or any other Person);
(xiv)

it does not comply with the representations

and warranties in the Loan Documents

with
respect to Eligible Inventory;

or
(xv)
it was

acquired in connection with

a Permitted Acquisition or

Permitted Investment, or
such Inventory is owned by

a Person that is not joined to

this Agreement as a Borrower

pursuant to the
provisions of this Agreement,

or which is not of the type

usually sold in the ordinary

course of
Borrowers’ business, unless

and until Lender has completed

or received (A) an appraisal of

such
Inventory from appraisers

satisfactory to Lender and establishes

an advance rate and Inventory

Reserves
(if applicable) therefor, and otherwise agrees that

such Inventory shall be deemed

Eligible Inventory, and
(B) such other due diligence as Lender

may require, all of the results

of the foregoing to be reasonably
satisfactory to Lender.

SCHEDULE 1.1(c)
TO
CREDIT AGREEMENT
Excluded Subsidiaries
1.

Cedar Hill National Bank,

a national bank
2.

Cato Overseas Limited, a Hong

Kong company
3.

Shanghai Cato Overseas Business

Consulting Co., Ltd, a

China company
4.

Cato Overseas Services Limited,

a Hong Kong company
5.

Cato Bangladesh Services

Private Limited, a Bangladesh

Company
6.

Cato Services Vietnam Co. Ltd., a Vietnam company
7.

Cato India Services Private

Limited, an India company
8.

Cato Employee Services Management

LLC, a Texas limited liability company
9.

Cato Employee Services L.P., a Texas limited partnership
10.

Cato Land Development LLC,

a South Carolina limited liability

company

SCHEDULE 1.1(e)
TO
CREDIT AGREEMENT
Immaterial Subsidiaries
None.

SCHEDULE 1.1(f)
TO
CREDIT AGREEMENT
Investment Policy
[Attached.]

Revised

P
o licy Eff ec tive No ve mber 2021
THE

CATO
CORPORATION
CASH

INVESTMENT
POLICY
I.

OBJECTIVES
•i
The

objectives

of

the

cash

investment

policy

include

maximum

safety

and

preservation

of
principal ,

maximum

after-tax

y
i
eld

from

cash

assets

and

appropriate

liquidity

to

meet
normal

cash

needs.
II.

AUTHORIZED

OFFICIALS

AND
CONTROLS
A.
The

Chief

Executive

Officer,

Chief

Financial

Officer

and/or

Treasurer

each

may execute
a

single

non-equity

investment

purchase

or

sale

up

to
$10 , 000,000 ;
and

any
sin ' gle
purchase

or

sale

transaction

in

excess

of

$10
, 000 , 000

must

be

approved

in writin
g · by
two

of

the

three

designated

officers

and evidence

of such

approval

must

be

filed

in the
company's

records.
B .
All

equity
investments ,
regardless

of

value,

must

be

approved

by

two

of

the

three
designated

officers

listed

in A
above .
C.

The

Treasurer

will

review

a

daily

summary

of

investment

activity

presented

in

the
Investment

Position

Report

to ensure

investments

adhere

to the
policy.
D.

The

daily

administration

of

the

investment

activities

w
i
ll

be

done
'
under

the

direction

of
the Treasurer
.

In the

absence

of the Treasurer,

the Treasury

personnel

will perform

the
daily

administration
.

· ··
E
.

Investment

activity

may

be

conducted

by

outside

managers

provided

the

manager(s)
are

approved

by

two

of

the

three

designated

corporate

officers

listed

in

A

above.

The
manager

must

provide ,

under

a

signed

contract ,
that

they

will

adhere

to

quality

and
liquidity

guidelines

contained

in this

policy.
Ill.

INVESTMENT

PARAMETERS
A.

No

investments

will be

made

which

violate covenants

contained

in bank

loans

or

other
agreements .
B .
Safety

of principal

is the

primary
consideration.
C .

Liquidity

must

be provided

to meet

the Company's

projected

cash
requirements.
D.

The

highest

yield

should

be

obtained

providing

for

safety

of

principal

and

required
liquidity.

Revised Policy Effectiv e
November

2021
E.

All

outside

managers
are

required

to

conduct

sufficient

due

diligence
to

support

the
viability

of

an
investment
beyond

any

rating

assigned

by

rating

agencies and provide
Cato

with

an

outline

of the

due
diligence

procedures

followed.
F.

No

foreign
currency
based

investments are permitted .
G.

No

manager
is

permitted
to

invest

in

derivative

investments

except

as

outlined

in
Section

I.
IV.

DEFINITIONS
A.

The

following

definitions
apply

to

the

terms

used

in

this
policy :
Security- An individual
financial

instrument
(bond,

share

of stock,

note,

etc.)

issued
by
a specific

company,

government
entity

or bank.

Separate

purchases of the same
instrument
made

at different

times

are
considered one security.
Portfolio

-
The

total

of

the

Company's

cash,

cash

equivalents ,

bond

and

equity
investments.
Portfolio Division-

A subset

of the

total

portfolio

subject

to
separate
and

distinct
maturity
and duration limits .
Portfolio

Division

Limit- The
maximum

percentage
that

any

portfolio

division

can

be
of
the

total
portfolio's
value

at

any

one
time.
Individual
Security

Limit

-The

maximum

percentage
that

any

security

can

be

of
the
total

portfolio's
value

at

the

time

of

a

new

security's

purchase,

regardless

of
portfolio

division.
Aggregate

Category

Limit

-
The

maximum

percentage
that

the

total

value

of

all
securities
in

a

particular

category

can

be

of

the

total
portfolio's
value

at

the
time
of

a new
security's purchase,

regardless
of portfolio

division .
Maturity

-
The

date

on

which

the

life

of

a

financial

instrument
ends

through

cash

or
physical

settlement
or expiration
with

no

value
.
The

maturity

of

a

bond

refers

to
the

date

that

the

debt

will

cease

to

exist,

at

which

time

the

issuer

will

redeem

the
bond

by

paying

the
principal
(or

face
value).
V.

PORTFOLIO DIVISIONS
A.

The
Company's
total

portfolio

will

be

divided

into

four

portfolio

divisions
each

with

a
progressively
longer

maximum
maturity

and

average

duration

and

a fifth
division
composed
of

any
investments described
in

Section

VI,
subsections
G

and

H.

·

Revised Policy Effective

November 2021
B.

The
securities
in

each

of

the

first

four

divisions

can

be

from

any

of

the
approved
categories
in

Section

VI

with

the
exception of subsections
G

and
H .
C.

The

portfolio

in

total

should

have

an

average

duration

of

no

more

than

2.5
years .
D.

The

five

portfolio

divisions

are

defined

as
follows :
• Division 1 -Liquid
portfolio

to

meet

the

operating

needs

of

the
Company with a
maximum
maturity

of one

year.

No

portfolio

division

limit.
•

Division

2- Short-term

portfolio
with

a
maximum
maturity

of

3 years

and
average
duration

of

1.5

years.

No

portfolio

division

limit.
•
Division

3- Medium-term
portfolio

with

a
maximum
maturity

of

10

years

from
settlement
date

and

average

durat i on
of

3
. 5 years
.

A portfolio

division

limit
of
20% .
•
Division

4-
Long-term
portfolio

with

a
maximum
maturity

of

10

years

from
settlement
date

and

average

duration

of

5 years.

A

portfolio

division

limit

of
5%.
•
Division

5-
Special

investment division
of equity

and

hedge

fund
investments with
a portfolio

division

limit

of
10%.
VI.
AUTHORIZED

INVESTMENT
CATEGORIES
A .
Money

Market

Funds :
Readily

marketable
funds

that

trade

on

a constant

net

asset

value

and

which

invest
solely

in
securities
otherwise

eligible

for
purchase/investment
under

this
policy's
guidelines.
•

Rating

minimum
of obligation

or

obligor:

P-1
,
or A3

by

Moody
'
s

or A-

by
Standard
& Poor ' s.
• Individual
security

limit:
None
• Agg r egate
category

limit:
None
B. Taxable

and

Tax
Advantaged Corporate Debt:
Instruments
issued

by

US

and

foreign

(only

foreign

corporate
bonds)

corporations.
Includes

corporate
notes,

corporate bonds
,

floating

rate

notes,

mutual

funds
and
auction-rate preferred
stock,

USD
denominated
and

issued

in

the
US.
• Rating minimum
of

obligation

or

obligor

of

securities

with
minimum
security

ratings
of Baa3/BBB-/BBB- with maximum
maturity

of

5 years

for

those
securities rated
lower

than
A3/A-/A- by Moody's
or

Standard

& Poor
'
s.

For

securities

rated
A3/A
/A-

or higher,

permit

maximum
security

maturity

of

10
years.
• Individual
security

limit:

5%

of

the

Market

Value

of the
portfolio .
• Aggregate
category

limit:
None
C. Taxable

And

Tax
Advantaged Municipal

Issues:
Investments
in this

category

shall

consist

principally of
obligations

of
States/Municipalities/1 nstitutions .
•

Rating
minimum
of obligation

or

obligo
r

of securities with minimum
security

ratings
of Baa3/BBB-/BBB- with maximum
maturity

of

5 years

for

those
securities

rated
lower

than
A3/A-/A- by Moody's
or

Standard

& Poor
'
s.

For

securities

rated
A3/A

Revised

P
o licy Eff ec tive Nov e mber 2021
/A- or

higher
,
permit

maximum

security maturity

of 10

years
.

The

implied

rating of
the underlying

Letter

of Credit

may be

used

if the

issue

is not

rate
d .
•
First preference

should

be given

to states

in which

the Company

has taxable
income

for tax

advantaged
issues .
•

Individual

security

limit:

5%

of the Market

Value

of the

portfolio.
•
Aggregate

category

limit
: None
D.

Asset-Backed
Securities
Investments

in this

category

shall

include,

but

not

be limited

to
asset-backed
obligations

related

to

real estate
,
automobile

loans

and

credit

card
portfolios .
•

In order

to qualify

as a permitted

ABS the

following

is required:
•

The bond

is to be

senior

in the

deal

capital
structure;
•

Trust

deal size

needs

to be greater

than $250MM
; and
•
Tranche

size needs

to be greater

than
$50MM .
•

Individual

security

limit:

5%

of the Market

Value

of the

portfoli
o .
•

Aggregate

category

limit:
None
E .

Repurchase Agreements:
Placed

through

recognized

broker/dealers

or banks

acting

as principal

and backed
: 1)
direct

obligations

of the U.S
.
Government

having

a present

market

value

equal

to the
investment or ,
2) obligations

of federal

agencies

having

a present

market

value
equal
to the

investment
,
or 3)

commercial

paper

of A2

or P2

or better

quality

having

a
present

market

value

equal

to the
investment.
•
Individual

security

limit:

25%

of the Market

Value

of the
portfolio.
•
Aggregate

category

limit:
None
F.

Money

market

instruments

issued

by US

and

foreign

corporations

and
banks , issued
in

the

US

and

paid

in US

dollars
.

Includes

COs
,
Commercial

Paper

(including

Asset
Backed

Commercial
Paper) , Bankers Acceptances ,
time

deposits.
•

Rating

minimum

of obligation

or obligor

of securities

with minimum

security

ratings
of P-1

by Moody
'
s

or A-1

by Standard
&
Poor's .
•

Individual

security

limit:

5%

of the Market

Value

of the
portfolio.
•

Aggregate

category

limit:

None
G .
Sovereign

and supranational

debt

denominated

in US

dollars,

issued

under

US
securities

law,

may

be issued

by Foreign

agencies,

Sovereigns,

Supranational
entities
•

Rating minimum

of obligation

or obligor

of securities

with minimum

security

ratings
of P-1

by Moody's

or A-1

by Standard
&
Poor ' s .
•

Individual

security

limit:

5%

of the Market

Value

of the

portfoli
o .
•
Aggregate

category

limit:

None
H.

U.S.

Government

and Government

Sponsored

Agency

Securities
Direct

obligations

of the U
. S .
Government

and

those

federal

agencies
whose
obligations

are guaranteed

by

the U
.
S. Government,

repurchase
agreements
collateralized

by

eligible

investments

of the

US Government

or US
Government
agencies .

Revised Policy Effective

November 2021
• Rating minimum of obligation
or obligor

of
securities with minimum security ratings
of

P-1

by
Moody's
or A-1

by

Standard

&
Poor's.
• Rating minimum
of

obligation

or

obligor

of
securities with minimum security ratings
of A-3

by
Moody's
or

A-

by

Standard

& Poor's

if security

only

has

long

term
ratings .
•

Individual

security

limit:

No

limit

if direct

obligation of US; otherwise 50% if not
guaranteed by US
•
Aggregate

category

limit:
None
I.

Equities:
Common
Stocks

or
equivalents including Unit Investment
Trusts,

preferred

stocks,
securities

convertible
into

common

stock,
partnerships
investing

in equities

and
mutual

funds
• Rating minimum of obligation
or

obligor
:

Not Applicable
• Individual
security

limit:
5%
•
Aggregate

category

limit:
10%
VII.

SECURITY LIMITATIONS
A.

Single

and
aggregate
security

limitations
apply

to

the
portfolio's
total

value

at

the
time
of

the

security
purchase.

It is

the
Company's
intention

to

monitor

the

overall
allocation
of

the
portfolio.
VIII.

INVESTMENTS

OUTSIDE

OF POLICY
A.
It is understood
that

there

may

be
corporate investments
of

a
longer-term nature that
are

not

covered

under

this

policy.

These

investments ,
which

may

include

for
example,
equity-related acquisitions,
require

separate

Board

approval
and

are

not

intended

to
be
governed

under

this

Policy.

Likewise, any
permanent

changes
to

these
guidelines
must

be

approved

by

the

Board

of
Directors.

SCHEDULE 2.5
TO
CREDIT AGREEMENT
Fees and Expenses
1.

Unused Line Fee.

Borrowers shall pay to Lender

monthly an unused line fee at

the applicable
rate (on a per annum basis)

determined as provided below

multiplied by the amount by

which the
Maximum Credit as then in

effect exceeds the daily average of

the principal balance of the outstanding
Revolving Loans and the Letters

of Credit during the immediately

preceding month (or part thereof)

until
payment in full of the Obligations.

Such fees shall be payable on

the first day of each calendar month

in
arrears and on the Termination Date.

The rate shall be the percentage set

forth in the following table

that
corresponds to the daily average

of the principal balance of

the Revolving Loans and

Letters of Credit for
the most recently completed

calendar quarter:
Tier Quarterly Average Revolving Loans Unused Line Fee
1
Greater than 50% of the Maximum

Credit
0.250%
2
Less than or equal to 50% of

the Maximum
Credit
0.375%
Provided, that, (i) the rate shall

be calculated and established once

each calendar quarter and shall

remain
in effect until adjusted for the next

calendar quarter, (ii) each adjustment

of the rate

shall be effective as of
the first day of each such calendar

quarter based on the daily average

of the principal balance of the
outstanding Revolving

Loans and Letters of Credit during the immediately

preceding quarter, and (iii)
notwithstanding anything to

the contrary contained herein,

for the period from the

Closing Date until the
last day of the second full calendar

quarter immediately

following the Closing Date, the rate shall

be
based on the applicable percentage

set forth in Tier 2.
2.

Collateral Monitoring Fee.

Borrowers shall pay to Lender

a monthly collateral monitoring
and servicing fee in the amount

of $2,916.67 in respect

of Lender’s services for each year

(or part
thereof) which collateral monitoring

fee shall be payable monthly

in advance beginning on the Closing
Date and on the first day of each month

thereafter until payment

in full of the Obligations.
3.

Closing Fee. Borrowers shall pay

to Lender a closing fee in an

amount equal to $105,000.
The entire closing fee shall be deemed

fully earned by Lender and

shall be due and payable in full

on the
Closing Date.
4.

Letter of Credit Fees.

Borrowers shall pay

to Lender a Letter of Credit fee at

a rate

equal to the
Applicable Margin for SOFR Loans times

the daily balance of the undrawn

amount of all outstanding
Letters of Credit (calculated on

the basis of a 360-day

year and the actual number of days

elapsed),
payable monthly in arrears

on the first Business Day of

each month and on the Termination

Date and
continuing until all undrawn Letters of

Credit have expired or have

been returned for cancellation

in a
manner satisfactory to Lender. All fees upon

the occurrence of any other activity

with respect to any
Letter of Credit (including

the issuance, transfer, amendment, extension

or cancellation of any Letter of
Credit and honoring of draws

under any Letter of Credit) will

be determined in accordance with

Lender’s
standard fees and charges then in effect.

5.

Lender Expenses.

Borrowers shall pay

to Lender the Lender Expenses on

the earlier of (a)
the first day of the month following

the date on which the applicable Lender

Expenses were first
incurred, or (b) the date on which

demand therefor is made by

Lender (it being acknowledged

and agreed
that any charging of such costs, expenses

or Lender Expenses to the Loan

Account shall be deemed to
constitute a demand for payment

thereof for the purposes hereof).

Borrowers agree that their obligations
contained in this Section shall survive

payment in full of all other

Obligations.

SCHEDULE 2.7
TO
CREDIT AGREEMENT
SOFR Replacement
Defined terms used in this Schedule

2.7 that are not otherwise defined

in this

Agreement are set forth at
the end of this Schedule 2.7.
1.

Benchmark Replacement. Notwithstanding

anything to the contrary herein

or in any other
Loan Document, upon the

occurrence of a Benchmark

Transition Event, Lender may amend

this
Agreement to replace the then-current

Benchmark with a Benchmark

Replacement. Any such
amendment will become

effective at 5:00 p.m.

on the fifth Business Day

after Lender has provided such
amendment to Administrative

Borrower without any further

action or consent of any

Loan Party.

No
replacement of a Benchmark

with a Benchmark Replacement

will occur prior to the applicable
Benchmark Transition Start Date.
2.

Benchmark Replacement Conforming

Changes. In connection with

the implementation of a
Benchmark Replacement, Lender will

have the right to make

Conforming Changes from time

to time and,
notwithstanding anything to

the contrary herein or in any

other Loan Document, any amendments
implementing such Benchmark

Replacement Conforming Changes

will become effective without any
further action or consent of

any Loan Party.
3.

Notices; Standards for Decisions

and Determinations.

Lender will promptly notify
Administrative Borrower

of (a) the implementation

of any Benchmark Replacement

and (b) the
effectiveness of any Conforming

Changes in connection with the use,

administration, adoption or
implementation of a Benchmark

Replacement. Lender will notify Administrative

Borrower

of (i) the
removal or reinstatement of any

tenor of a Benchmark pursuant

to Section 4 of this Schedule 2.7

and (ii)
the commencement of any Benchmark

Unavailability Period.

Any determination,

decision or election
that may be made by Lender pursuant

to this Schedule 2.7, including

any determination with respect

to a
tenor, rate or adjustment or of the occurrence

or non-occurrence of an event,

circumstance or date and
any decision to take or refrain from

taking any action or any selection, will

be conclusive and binding
absent manifest error and may

be made in its or their sole discretion

and without consent from

any other
party to this Agreement or any

other Loan Document, except, in each case,

as expressly required
pursuant to this Schedule 2.7.
4.

Unavailability of Tenor of Benchmark.

Notwithstanding anything to

the contrary herein or in
any other Loan Document, at any time

(including in connection with

the implementation of a Benchmark
Replacement), (a) if the then-current

Benchmark is a term

rate (including the Term SOFR Reference
Rate) and either (i) any tenor for

such Benchmark is not

displayed on a screen or

other information
service that publishes such

rate from time to time as selected by

Lender in its reasonable discretion

or (ii)
the regulatory supervisor for

the administrator of such

Benchmark has provided a

public statement or
publication of information announcing

that any tenor for such Benchmark

is not or will not be
representative, then Lender

may modify the definition

of “Interest Period” (or any similar

or analogous
definition) for any Benchmark settings

at or after such time

to remove such unavailable or

non-
representative tenor and (b) if a

tenor that was removed pursuant

to clause (a) above either (i) is
subsequently displayed on

a screen or information service

for a Benchmark (including a Benchmark
Replacement) or (ii) is not,

or is no longer, subject to an announcement that

it is not or will not be
representative for a Benchmark

(including a Benchmark Replacement),

then Lender may modify the
definition of “Interest Period” (or

any similar or analogous definition)

for all Benchmark settings at

or
after such time to reinstate

such previously removed

tenor.

5.

Benchmark Unavailability Period.

Upon Administrative Borrower’s

receipt of notice of the
commencement of a Benchmark

Unavailability Period, (a) Administrative Borrower

may revoke any
pending request for a borrowing

of, conversion to or continuation

of SOFR Loans to be made,

converted
or continued during any

Benchmark Unavailability Period

and, failing that, Administrative Borrower

will
be deemed to have converted

any such request into a request

for a borrowing of or

conversion to Base
Rate Loans and (b) any outstanding

affected SOFR Loans will be deemed

to have been converted to Base
Rate Loans at the end of the

applicable Interest Period.

During any Benchmark

Unavailability Period or
at any time that a tenor for the

then-current Benchmark

is not an Available Tenor,

the component of the
Base Rate based upon the then-current

Benchmark or such tenor for

such Benchmark,

as applicable, will
not be used in any determination

of the Base Rate.
6.

No Requirement of Matched Funding.

Anything to the contrary contained

herein
notwithstanding, Lender is

not required actually to match fund

any Obligation as to which

interest accrues
at Adjusted Term SOFR or the Term SOFR Reference Rate.
7.

Certain Defined Terms. As used in this Schedule 2.7:
“Available Tenor” means, as of any date of determination and with respect to the then-current
Benchmark, as applicable, (a ) if such

Benchmark is a term rate, any

tenor for such Benchmark

(or
component thereof) that is or may

be used for determining the length

of an interest period pursuant

to this
Agreement or (b) otherwise, any

payment period for interest calculated

with reference to such Benchmark
(or component

thereof) that is or may

be used for determining any

frequency of making payments

of
interest calculated with reference to

such Benchmark pursuant

to this Agreement, in each case,

as of such
date and not including, for

the avoidance of doubt, any

tenor for such Benchmark

that is then-removed
from the definition of “Interest

Period” pursuant to the terms

of this Schedule 2.7.
“Benchmark” means, initially, the Term SOFR Reference Rate, provided,

that, if a Benchmark
Transition Event, has occurred with respect to

Term SOFR Reference Rate or the then-current
Benchmark, then “Benchmark”

means the applicable Benchmark

Replacement to the extent that such
Benchmark Replacement has become

effective pursuant to the provisions

of this Schedule 2.7.
“Benchmark Administrator”

means, initially, the Federal Reserve Bank of New York, or any successor administrator of the then-current

Benchmark or any insolvency

or resolution official with
authority over such administrator.
“Benchmark Replacement”

means, with respect to any Benchmark

Transition Event, the sum of:
(a) the alternate benchmark rate that has

been selected by

Lender giving due consideration

to (i) any
selection or recommendation

of a replacement benchmark rate or

the mechanism for determining

such a
rate by the Relevant Governmental

Body or (ii) any evolving

or then-prevailing market convention

for
determining a benchmark

rate as a replacement for the then-current

Benchmark for Dollar-denominated
syndicated or bilateral credit facilities and

(b) the related Benchmark

Replacement Adjustment; provided
that if such Benchmark Replacement

as so determined would be less

than the Floor, such Benchmark
Replacement shall be deemed

to be the Floor for the purposes

of this Agreement and the other

Loan
Documents.
“Benchmark Replacement Adjustment”

means, with respect to any replacement

of the then-
current Benchmark with an

Unadjusted Benchmark Replacement

for any applicable Available Tenor, the
spread adjustment, or method

for calculating or determining

such spread adjustment, (which

may be a
positive or negative value or

zero) that has been selected

by Lender giving due consideration

to (a) any
selection or recommendation

of a spread adjustment, or

method for calculating or determining

such
spread adjustment, for the replacement

of such Benchmark with the applicable

Unadjusted Benchmark

Replacement by the Relevant

Governmental Body or (b)

any evolving or then-prevailing

market
convention for determining

a spread adjustment, or method

for calculating or determining

such spread
adjustment, for the replacement

of such Benchmark with the applicable

Unadjusted Benchmark
Replacement for Dollar-denominated syndicated

or bilateral credit facilities at

such time.
“Benchmark Replacement Date” means

the earlier to occur of the following

events with respect
to the then-current Benchmark:
(a)

in the case of clause (a) or

(b) of the definition of “Benchmark

Transition Event,” the later of
(i) the date of the public statement

or publication of information

referenced therein and (ii) the date

on
which the administrator of such Benchmark

(or the published component used

in the calculation thereof)
permanently or indefinitely

ceases to provide all Available Tenors of such Benchmark (or such component thereof); or
(b)

in the case of clause (c) of

the definition of “Benchmark

Transition Event,” the first date on
which such Benchmark (or the published

component used in the calculation

thereof) has been determined
and announced by the regulatory

supervisor for the administrator

of such Benchmark (or such component
thereof) to be non-representative;

provided that such non-representativeness

will be determined by
reference to the most recent

statement or publication referenced

in such clause (c) and even

if any
Available Tenor

of such Benchmark (or such component

thereof) continues to be provided

on such date.
For the avoidance of doubt,

the “Benchmark Replacement Date” will

be deemed to have occurred

in the
case of clause (a) or (b) with

respect to any Benchmark upon

the occurrence of the applicable

event or
events set forth therein with respect

to all then-current Available Tenors of such Benchmark (or the published component used in

the calculation thereof).
“Benchmark Transition Event” means the

occurrence of one or more

of the following events with
respect to the then-current

Benchmark:
(a)

a public statement or publication

of information by or on

behalf of the administrator

of such
Benchmark (or the published

component used in the calculation

thereof) announcing that such
administrator has ceased or

will cease to provide all Available Tenors of such Benchmark

(or such
component thereof), permanently

or indefinitely, provided that, at the time

of such statement or
publication, there is no successor

administrator that will continue to provide

any Available Tenor of such
Benchmark (or such component

thereof);
(b)

a public statement or publication

of information by the regulatory

supervisor for the
administrator of such Benchmark

(or the published component

used in the calculation thereof),

the Board
of Governors of the Federal

Reserve System of the United

States (or any successor),

the Federal Reserve
Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or
such component), a resolution

authority with jurisdiction over

the administrator for such Benchmark

(or
such component) or a court

or an entity with similar insolvency

or resolution authority over

the
administrator for such Benchmark

(or such component), which states

that the administrator of such
Benchmark (or such component) has ceased

or will

cease to provide all Available Tenors of such
Benchmark (or such component

thereof) permanently or indefinitely, provided that,

at the time of such
statement or publication, there

is no successor administrator

that will continue to provide any

Available
Tenor of such Benchmark (or such component thereof);

or
(c)

a public statement or publication

of information by the regulatory

supervisor for the
administrator of such Benchmark

(or the published component

used in the calculation thereof)

announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a
specified future date will not be,

representative.
For the avoidance of doubt,

if the then-current Benchmark

has any Available Tenors, a “Benchmark
Transition Event” will be deemed to have occurred

with respect to any Benchmark

if a public statement
or publication of information

set forth above has occurred with

respect to each then-current

Available
Tenor of such Benchmark (or the published component

used in the calculation thereof).
“Benchmark Transition Start Date” means,

in the case of a Benchmark

Transition Event, the
earlier of (a) the applicable

Benchmark Replacement Date

and (b) if such Benchmark

Transition Event is
a public statement or publication

of information of a prospective

event, the 90th day

prior to the expected
date of such event as of such

public statement or publication of

information (or if the expected

date of
such prospective event is fewer

than 90 days after such statement

or publication, the date of such
statement or publication).
“Benchmark Unavailability

Period” means the period (if any)

(a) beginning at the time that a
Benchmark Replacement Date has

occurred if, at such time,

no Benchmark Replacement

has replaced the
then-current Benchmark

for all purposes hereunder and

under any Loan Document in accordance

with this
Schedule 2.7 and (b) ending

at the time that a Benchmark

Replacement has replaced the then-current
Benchmark for all purposes hereunder

and under any Loan Document

in accordance with this Schedule
2.7.
“Conforming Changes” means, with

respect to either the use or administration

of Term SOFR or
the use, administration, adoption or

implementation of any

Benchmark Replacement, any technical,
administrative or operational changes

(including changes to the definition

of “Base Rate,” the definition
of “Business Day,” the definition of “U.S. Government

Securities Business Day,” the definition of
“Interest Period” or any similar

or analogous definition

(or the addition of a concept of “interest

period”),
timing and frequency of determining

rates and making payments of

interest, timing of borrowing

requests
or prepayment, conversion or continuation

notices, the applicability

and length of lookback

periods and
other technical, administrative

or operational matters) that Lender

decides may be appropriate

to reflect
the adoption and implementation

of any such rate or to

permit the use and administration thereof

by
Lender in a manner substantially consistent

with market practice (or, if Lender decides

that adoption of
any portion of such market practice

is not administratively

feasible or if Lender determines that

no market
practice for the administration of

any such rate exists, in such other

manner of administration as

Lender
decides is reasonably necessary

in connection with the administration

of this Agreement and the

other
Loan Documents).
“Relevant Governmental Body”

means the Board of Governors of

the Federal Reserve System
and/or the Federal Reserve

Bank of New York, or a committee officially endorsed or convened by the
Board of Governors of the

Federal Reserve System and/or

the Federal Reserve Bank

of New York, or any
successor thereto.

SCHEDULE 3.1
TO
CREDIT AGREEMENT
Conditions Precedent to Initial Revolving

Loans and Letter of Credit
The obligation of Lender to make

its initial Revolving Loans (or issue any

Letter of Credit) on the
Closing Date is subject to the satisfaction

of the conditions precedent

to all Revolving Loans and Letters
of Credit provided for in Section

3.2 and each of the following

conditions precedent (except as Lender
may otherwise agree in writing):
1.

Closing Excess Availability.

The amount equal to (a) the Excess

Availability as of the
Closing Date minus (b) the

aggregate amount of all then

outstanding and unpaid trade

payables and other
obligations of each Borrower which are outstanding

more than 30 days past due

as of the end of the
immediately preceding month

(other than trade payables or other

obligations being contested

or disputed
by a Borrower

in good faith) and without duplication,

all book overdrafts of Borrowers,

shall be not less
than $30,000,000 after giving

effect to the initial Revolving Loans and Letters

of Credit made in
connection with the initial transactions

hereunder and after payment

of all fees and expenses payable on
the Closing Date (or any

Reserves in respect thereof).
2.

Field Examination.

Lender shall have conducted,

or received the final report

of a firm engaged
by Lender to conduct, a field examination

of the Collateral, the books and

records and other matters
relating to the operation of the business

of Borrowers the results

of which are reasonably satisfactory

to
Lender, and Lender (or a firm engaged

by Lender for such purpose) shall

have completed an field review
of the books and records

of Borrowers and such other updated

information with respect

to the Credit Card
Receivables and any other

accounts and inventory

as Lender may require to determine

the amount of
Revolving Loans available to Borrowers

(including roll-forwards

of accounts), with results as of a date

not
more than thirty (30) days

prior to the Closing Date (or

such earlier date as may

be
acceptable to Lender), the

results of which shall be reasonably

satisfactory to Lender.
3.

Appraisals.

Lender shall have received

the final report of third party appraisals

with respect
to inventory of Borrowers, in form

and containing assumptions

and appraisal methods reasonably
satisfactory to Lender by an

appraiser acceptable to Lender, addressed to Lender

and on which Lender is
expressly permitted to rely, with results as of a

date not more than 30 days prior

to the Closing Date (or
such earlier date as may

be acceptable to Lender).
4.

Know Your Customer; Patriot Act.

Lender shall have received

at least 15 Business Days prior
to the Closing Date (a) all documentation

and information as is requested

by Lender in connection with
applicable “know your customer”

and anti-money-laundering

rules and regulations,

(b) customary
individual background searches for each

Loan Party’s senior management

and key principals, and (c) for
each Loan Party that qualifies as

a “legal entity customer” under

the Beneficial Ownership Regulation, a
certification in form and substance

reasonably satisfactory

to Lender regarding beneficial ownership

as
required by such regulation and

in the case of (a), (b) and (c),which

certification shall be complete and
accurate in all respects, and

the results of which are reasonably

satisfactory to Lender.
5.

Financial Statements.

Lender shall have received

prior to the Closing Date:

(a) audited
financial statements of Parent and

its Subsidiaries for each of

the three fiscal years

immediately preceding
the Closing Date, and (b) interim

unaudited financial statements of Parent

and its Subsidiaries as of the

most recent month end that

is 30 days prior to the Closing Date

for the fiscal year to date since

the last
audited financial statements

received by Lender.
6.

Projections.

Lender shall have received

Projections, certified by an Authorized

Person of the
Administrative Borrower

as complying with the requirements

of this Agreement, set forth on a

quarterly
basis for the period through

the end of the 2025 fiscal year of

Parent and annually

for the 2026 and 2027
fiscal years, in each case with the

results and assumptions in

such projections in form

and substance
reasonably satisfactory to Lender.
7.

Payment of Fees and Expenses.

Lender shall have received

payment of all fees due and
payable by Borrowers on the

Closing Date and reimbursement

for all Lender Expenses incurred

in
connection with the transactions

evidenced by any Loan

Document invoiced or demanded

on or before
the Closing Date.
8.

Legal Due Diligence. Lender

and its counsel shall have

completed all legal due diligence,

the
results of which shall be reasonably

satisfactory to Lender.
9.

Borrowing Base Certificate.

Lender shall have received

a Borrowing Base Certificate which
calculates the Borrowing Base as of

the end of the most recently ended

fiscal period immediately
preceding the Closing Date,

completed in a manner reasonably

satisfactory to Lender and duly authorized
and delivered by or on behalf of the

Administrative Borrower

to Lender (in accordance with the
provisions of Schedule 5.2).
10.

Good Standing Certificates.

Lender shall have received

a certificate of status with respect

to
each Loan Party, dated within 30 days of the Closing

Date (or such earlier date as

is acceptable to
Lender), issued by the appropriate

officer of the jurisdiction of organization of

such

Loan Party and each
other jurisdiction where the failure

to be duly qualified or licensed would

constitute a Material Adverse
Effect, in each case which certificate shall

indicate that such Loan Party

is in good standing in such
jurisdiction.
11.

Certificate of Directors’ Resolutions,

Incumbency, Etc.

Lender shall have received a certificate
of an Authorized Person of

the Administrative Borrower, in form and substance reasonably satisfactory
to it, certifying (a) that attached copies

of the Governing Documents

of each Loan Party are true and
complete, and in full force and effect, without

amendment except as shown;

(b) that an attached copy

of
resolutions authorizing

execution, delivery and performance

of the Loan Documents is

true and
complete, and that such resolutions

are in full force and effect, were

duly adopted, have not

been
amended, modified or revoked,

and constitute all resolutions adopted

with respect to this Credit

Facility;
and (c) to the title, name and signature

of each Person authorized

to sign the Loan Documents.
12.

Lien Searches.

Lender shall have received

the results of a recent Lien search

in each
jurisdiction where each Loan

Party is organized and to the extent requested

by Lender, where the assets of
such Loan Party are located, and such

search shall reveal no Liens

on any of the assets of a

Loan Party
except for Permitted Liens

or Liens to be discharged on or prior

to the Closing Date pursuant

to a pay-off
letter or other documentation reasonably

satisfactory to Lender.
13.

Pay-Off Letter.

Lender shall have received

pay-off letters, in form

and substance reasonably
satisfactory to Lender, for all existing Indebtedness

to be repaid from the proceeds

of the initial Revolving
Loans confirming that all Liens

upon any of the assets

of each Loan Party constituting Collateral

will be
terminated concurrently with

such payment and all letters of

credit issued or guaranteed

as part of such
Indebtedness shall have been cash

collateralized or supported by

a letter of credit.

14.

Pledged Equity Interests; Stock Powers;

Pledged Notes.

Lender shall have received (a) the
original certificates representing Equity

Interests pledged pursuant

to any Loan Document,

together with
an undated stock power for

each such certificate executed

in blank by a duly authorized

officer of the
pledgor thereof and

(b) each original promissory

note (if any) pledged to Lender

pursuant to any Loan
Document endorsed (without recourse)

in blank (or accompanied

by an executed transfer form

in blank)
by the pledgor thereof.
15.

Insurance.

Lender shall have received certificates

of insurance policies and

such other
evidence of insurance coverage

in form, scope and substance

reasonably satisfactory

to Lender, and all
lender’s loss payee and any other endorsements

required under the Loan Documents,

in form and
substance reasonably satisfactory to Lender.
16.

Tax Withholding.

Lender shall have received a properly

completed and signed IRS Form
W-8 or W-9, as applicable, for each Loan Party.
17.

[Reserved].
18.

No Material Adverse Change.

No material adverse change

in the business, operations, profits,
assets or prospects of a Loan Party

shall have occurred since November

2, 2024.
19.

Loan Documents.

Lender shall have received

the following documents, in form

and
substance reasonably satisfactory to Lender, duly

executed and delivered, and each

such document shall
be in full force and effect and each Loan Party

shall be in compliance with

the terms thereof:
(a)

this Agreement,
(b) the Security Agreement,
(c)

the Guaranty,
(d)
the Trademark Security Agreement by

CH
W,
(e)

the Trademark Security Agreement by

Cato of Texas,
(f)

the Copyright Security Agreement

by Parent,
(g) the Standby Letter of Credit Agreement,
(h)
the Commercial Letter

of Credit

Agreement,
(i)

the Intercompany Subordination

Agreement,
(j)

the Perfection Certificate,
(k) Form U-1,
(l)

the Funds Flow Agreement;
(m)
a closing certificate by an Authorized

Person certifying

the satisfaction of the conditions
precedent set forth in this Schedule

3.1 and in Section 3.2 of

the Agreement in form

and substance
satisfactory to Lender, and

(n)
opinion letters of counsel to Loan

Parties with respect to the Loan

Documents and such
matters as Lender may

reasonably request with respect

to the laws of the States of

Delaware, Florida,
Georgia, North Carolina, New York, South Carolina, Tennessee, Texas and Virginia.

SCHEDULE 4.5
TO
CREDIT AGREEMENT
Pending Litigation
None.

SCHEDULE 4.14
TO
CREDIT AGREEMENT
Collective Bargaining Agreements,

Etc.
None.

SCHEDULE 4.16
TO
CREDIT AGREEMENT
Subsidiaries
(a)
Loan Party Subsidiary Subsidiary Entity Type
THE CATO

CORPORATION
CHW, LLC
Delaware limited liability
company
THE CATO

CORPORATION
CatoSouth LLC
North Carolina limited liability
company
CaDel LLC
Cato Southwest, Inc.
Cato of Texas L.P. Texas limited partnership
CHW, LLC CaDel LLC
Delaware limited liability
company
THE CATO

CORPORATION
CatoWest, LLC Nevada limited liability company
Cato Southwest, Inc. Catocorp.com LLC
Delaware limited liability
company
THE CATO

CORPORATION
Cato WO LLC
Delaware limited liability
company
CatoSouth LLC Cato of Georgia, LLC Georgia limited liability company
THE CATO

CORPORATION
Cato of Florida L.L.C. Florida limited liability company
THE CATO

CORPORATION
Cato of Illinois, LLC Illinois limited liability company
THE CATO

CORPORATION
Cato of North Carolina, LLC North Carolina limited liability company
THE CATO

CORPORATION
Ohio Cato Stores, LLC Ohio limited liability company

Loan Party Subsidiary Subsidiary Entity Type
THE CATO

CORPORATION
Cato of South Carolina, LLC
South Carolina limited liability
company
THE CATO

CORPORATION
Cato of Tennessee, LLC
Tennessee limited liability
company
THE CATO

CORPORATION
Cato of Virginia, LLC Virginia limited liability company
THE CATO

CORPORATION
Cato Southwest, Inc.
Delaware limited liability
company
Cato of Texas L.P.
Cato Employee Services
Management LLC
Texas limited liability company
Cato of Texas L.P. Cato Employee Services L. P. Texas limited partnership
THE CATO

CORPORATION
Cedar Hill National Bank National bank
THE CATO

CORPORATION
Cato Overseas Limited Hong Kong company
THE CATO

CORPORATION
Shanghai Cato Overseas
Business Consulting Co., Ltd
China company
THE CATO

CORPORATION
Cato Overseas Services
Limited
Hong Kong company
THE CATO

CORPORATION
Cato Bangladesh Services
Private Limited
Bangladesh company
THE CATO

CORPORATION
Cato Services Vietnam Co.
Ltd.
Vietnam company
THE CATO

CORPORATION
CatoSouth LLC
Cato India Services Private
Limited
India company
THE CATO

CORPORATION
Cato Land Development LLC South Carolina limited liability
company

(b)
Loan Party /
Issuer
Record Owner
Class of
Equity
No. Shares/Interests Percent Ownership
CHW, LLC
The Cato
Corporation
Membership
Interests
N/A 100%
CatoSouth LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of Texas
L.P.
CaDel LLC
Partnership
Interests
N/A 99%
Cato of Texas
L.P.
Cato Southwest,
Inc.
Partnership
Interests
N/A 1%
CaDel LLC CHW, LLC
Membership
Interests
N/A 100%
CatoWest, LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Catocorp.com,
LLC
Cato Southwest,
Inc.
Membership
Interests
N/A 100%
Cato WO LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of Georgia,
LLC
CatoSouth LLC
Membership
Interests
N/A 100%
Cato of Florida
L.L.C.
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of Illinois,
LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of North
Carolina, LLC
The Cato
Corporation
Membership
Interests
N/A 100%

Loan Party /
Issuer
Record Owner
Class of
Equity
No. Shares/Interests Percent Ownership
Ohio Cato Stores,
LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of South
Carolina, LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of
Tennessee, LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato of Virginia,
LLC
The Cato
Corporation
Membership
Interests
N/A 100%
Cato Southwest,
Inc.
The Cato
Corporation
Shares of
Stock
1,000 100%

SCHEDULE 4.18(a)
TO
CREDIT AGREEMENT
Deposit Accounts

SCHEDULE 4.18(b)
TO
CREDIT AGREEMENT
Credit Card Arrangements
1.

Arrangement for credit card

processing services pursuant to

that certain Merchant

Agreement by
and between Wells Fargo Merchant Services, L.L.C. and

The Cato Corporation.
2.

Arrangement pursuant to

that certain

Telecheck

Electronic Check

Acceptance
Wa rranty Service
Agreement,

dated

July

24,

2008,

by

and

between

Te
lecheck

Services,

Inc.

and

The

Cato
Corporation.
3.

Arrangement between

PayPal, Inc.

and The Cato

Corporation whereby

Paypal, Inc.

provides credit
card issuance services.

SCHEDULE 4.19
TO
CREDIT AGREEMENT
Material Contracts
1.

The Cato Corporation 2013 Employee

Stock Purchase Plan (Amended

and Restated as of April 1, 2021.
2.

2013 Incentive Compensation

Plan.
3.

2018 Incentive Compensation

Plan.
4.

Deferred Compensation Plan

effective July 28, 2011.
5.

Letter Agreement between

The Cato Corporation and Charles

Knight dated as of January

4, 2022.

SCHEDULE 5.1
TO
CREDIT AGREEMENT Financial
and Collateral Reporting
Each Loan Party will deliver, or cause to be delivered,

to Lender each of the following:
1.

Annual Financial Statement.

As soon as available, but

in any event within 90 days

after the
end of each fiscal year of Parent

and its Subsidiaries, audited

consolidated and consolidating

balance
sheet, income statement, statement

of cash flow and statement of equity

of Parent and its Subsidiaries as
of the end of and for such year, setting forth

in each case in comparative

form the figures for the previous
fiscal year, and the accompanying

notes thereto, all in reasonable detail,

fairly presenting in all material
respects the financial position and

results of operations of such

Parent and its Subsidiaries,

together with
a management discussion and analysis

of such financial statements.

Notwithstanding

the foregoing, the
financial statements required

to be delivered by this Section 1 shall

be deemed to have been delivered

on
the date Lender receives notice from

Administrative Borrower

that such documents have been made
public as part of the Parent’s Form 10-K posted on the

website of the U.S. Securities and Exchange
Commission and such documents

have been posted thereon.
2.

Monthly Financial Statements.

As soon as available, but

in any event within 30 days

after the
end of each fiscal month of

Parent and its Subsidiaries (or

for any end of a fiscal month

that is the end of
a fiscal quarter, 45 days after the end of such

fiscal month) its consolidated

and consolidating balance
sheet, income statement, statement

of cash flow and statement of equity

as of the end of and for such
fiscal month, all in reasonable detail, fairly

presenting in all material respects

the financial position and
the results of the operations

of Parent and its Subsidiaries

as of the end of and through

such fiscal month,
setting forth in each case in comparative

form the figures for the corresponding

period or periods of (or,
in the case of the balance sheet,

as of the end of) the previous

fiscal year, in each case subject to normal
year-end audit adjustments and the

absence of footnotes.
3.

Accountant’s Certificate.

Concurrently with the delivery

of the financial statements

referred
to in Section 1 above, the unqualified

opinion of independent certified

public accountants with respect

to
the audited consolidated financial

statements, which independent

accounting firm will be selected

by the
Administrative Borrower

and reasonably acceptable to Lender

(it being understood that
PricewaterhouseCoopers LLP

is acceptable to Lender), that

such audited consolidated financial
statements have been prepared in

accordance with GAAP, and present fairly in all material respects the
results of operations and financial

condition of Loan Parties

as of the end of and for the

fiscal year then
ended.
4.

Compliance Certificate.

Concurrently with the delivery

of the financial statements referred

to
in Section 1 and Section 2

above, a Compliance Certificate by

or on behalf of the Administrative
Borrower, along with a schedule in form

reasonably satisfactory to Lender

of the calculations used

in
determining, as of the end of such

fiscal month, the amounts set

forth in Section 7 of this Agreement

for
such month (whether or not

there is a Compliance Period)

and a written summary of material

changes in
GAAP

and in the consistent application

thereof that materially affected the

financial covenant
calculations for the applicable period.
5.

Annual Projections.

As soon as available, but

in any event no later than 45 days

after the close
of each fiscal year of Parent

and its Subsidiaries, preliminary

Projections (including balance

sheet, profit
and loss statement, cash flow

statement and projected availability

under the Credit Facility) on a monthly
basis for each month of the upcoming

fiscal year and no later than 90 days

after the close of each

fiscal year of Parent and its Subsidiaries,

final Projections (including

balance sheet, profit and loss
statement, cash flow statement

and projected availability

under the Credit Facility), in each case

in form
reasonably satisfactory to Lender.
6.

Borrowing Base Certificate.

As soon as possible after

the end of each calendar month

(but in
any event within 10 Business

Days after the end thereof), or

once each week by the

Wednesday of each
such week as Lender may

require at any time an Event of Default

exists or Excess Availability shall be
less than the greater of (a) 15.0%

of the Loan Cap or (b) $10,000,000

and thereafter for a period of not
less than four consecutive

weeks or if longer, until such Event of Default

does not exist or Excess
Availability is more than the greater of such amounts

for a period of 30 consecutive

days, a Borrowing
Base Certificate setting forth the calculation

of the Borrowing Base

as of the last Business Day of

the
immediately preceding period,

duly completed and delivered

by or on behalf of the

Administrative
Borrower

(and nothing contained in

any Borrowing Base Certificate

shall be deemed to limit,

impair or
otherwise affect the rights of Lender

contained herein and in

the event of any conflict or inconsistency
between the calculation of the

Borrowing Base as set forth

in any Borrowing Base

Certificate and as
determined by Lender in its

Permitted Discretion, the determination

of Lender shall govern and,

absent
manifest error, be conclusive and binding

upon Borrowers).
7.

Collateral Reports.

As soon as possible after

the end of each fiscal month

(but in any event
within 10 Business Days after

the end thereof), or once each week

by the Wednesday of each such week
as Lender may require at any

time an Event of Default exists or the Excess

Availability shall be less than
the greater of (a) 15.0% of the Loan Cap

or (b) $10,000,000 and thereafter for a period

of not less than
four consecutive weeks or if longer, until

such Event of Default does not

exist or Excess Availability is
more than the greater of such

amounts for a period of 30

consecutive days, collateral reports

that support
the information in the Borrowing

Base Certificate in form and substance

substantially similar to the
reports delivered in connection with

the field examination received by

Lender prior to the Closing

Date
(or as such reports may

be supplemented or modified pursuant

to any field examination thereafter)

and
otherwise in form and substance

satisfactory to Lender, and in any

event including supporting
documentation for Credit Card

Receivables, including

credit card processor reports,

and inventory,
including the reconciliation

from each Borrower’s perpetual inventory

ledger to balance sheet, accounts
payable aging by vendor, and only on a quarterly

basis (and not each month), the

reconciliation between
internal and external margins.
8.

Management Letters, Etc.

Promptly (but in any event within

10 Business Days after

receipt
by any Loan Party), copies

of any detailed audit reports, management

letters or recommendations
submitted to the board of directors

or equivalent governing

body (or the audit committee

of the board of
directors or such equivalent

governing body) of a Loan

Party by independent accountants

in connection
with the accounts or books of each Loan

Party, or any audit of any of them.
9.

Insurance.

As soon as possible after

the annual renewal, replacement

or modification by each
Loan Party of its insurance (and

in any event within 10 Business

Days thereafter), a certificate

by an
Authorized Person of the Administrative

Borrower

attaching the insurance binder

or other evidence of
insurance for any insurance coverage

of each Loan Party

that was

renewed, replaced or modified.
10.

Additional

Information.
(a)

within 10 Business Days after

the end of each fiscal month,

a certificate by an Authorized
Person of the Administrative Borrower consisting

of: (i) the addresses of all Store

locations of each Loan
Party acquired, opened, closed,

sold or transferred since the

date of the most recent certificate

delivered to
Lender containing the information

required under this clause,

(ii) a report of any new deposit account

or
securities account established

or used by each Loan Party

with any bank or other financial

institution and

any existing deposit account or securities

account currently established

or used by each Loan Party

with any
bank or other financial institution

that is at any time identified after

the Closing Date and was not

set forth
in Schedule 4.18(a) or 4.18(b)

or in the schedules to the Security

Agreement, including in each

case, the
account number, the name and address

of the financial institution

at which such account

is maintained, the
purpose of such account and,

if any, the amount held in such account on or

about the date of such report,
and (iii) a list of (A) all applications,

if any, for intellectual property made since the date of

the prior
certificate (or, in the case of the first such

certificate, the Closing Date),

and (B) all issuances of
registrations or letters on existing

applications for Intellectual Property

received since the date of the prior
certificate (or, in the case of the first such certificate,

the Closing Date);
(b)
promptly following any request

therefor, such

other information regarding the

operations,
business affairs, financial condition and Collateral of a Loan

Party or compliance with the terms of the
Agreement.
Any documents, schedules,

invoices or other papers delivered

to Lender may be destroyed

or otherwise
disposed of by Lender one

year after the same are delivered

to Lender.
Each Loan Party and Lender

agree that the delivery of a Borrowing

Base Certificate through Lender’s
electronic

platform or portal, subject

to Lender’s authentication process, or by

such other electronic
method as may be directed

by Lender from time to time, or by

such other electronic input of

information
necessary to calculate the Borrowing

Base as may be directed by Lender

from time to time, shall in

each
case be used for purposes of

the obligations of Borrowers

to deliver Borrowing Base

Certificates
hereunder, with the same legal effect as if such Borrowing

Base Certificate had been manually

executed
by the Administrative Borrower

and delivered to Lender.

Schedule 5.14
to
Credit Agreement
Post-Closing Actions
Notwithstanding anything to

the contrary in any Loan Document,

to the extent not delivered on
the Closing Date, the Loan

Parties hereby agree to execute and/or

deliver, as applicable, all documents
and certificates, and to perform

all obligations, in each case as set

forth below, on or prior to the
applicable date set forth below

(or such later dates as may

hereafter be agreed by Lender):
1.

On or before April 14, 2025, Lender

shall have received each of the

following in form and
substance satisfactory to Lender:
(a)

a Securities Account Control

Agreement with respect

to the securities accounts of Parent
at Morgan Stanley Smith Barney LLC,

duly authorized, executed and

delivered by Parent and

Morgan
Stanley Smith Barney LLC;
(b)
a Securities Account Control

Agreement with respect

to the securities accounts of Parent
at SS&C GIDS, Inc., as transfer

agent for JPMorgan Chase U.S. Government

Money market Fund
(“JPM”), duly authorized, executed and

delivered by Parent and

JPM; and
(c)

a Securities Account Control

Agreement with respect

to the securities accounts of Parent
at U.S. Bank National Association

(“US Bank”), duly authorized,

executed and delivered by

Parent and
US Bank.

Schedule 6.1
to
Credit Agreement
Existing Indebtedness
1.

Indebtedness in connection with

the Existing Letter of Credit.

Schedule 6.2
to
Credit Agreement
Existing Liens
Lien Type File Date File Number Debtor Secured Party Collateral
UCC-1
Financing
Statement
9/10/2019 2019 6291194
The

Cato
Corporation
TIA A
Commercial
Finance, Inc.
Specific leased
equipment
UCC-1
Financing
Statement
3/12/2020 2020 1848011
The

Cato
Corporation
SG

Equipment
Finance

USA
Corp.

(as
assignment

by
CSI

Leasing,
Inc.)
Specific leased
equipment
UCC-1
Financing
Statement
8/4/2021 2021 6135900
The

Cato
Corporation
CT
Corporation
System

on
behalf

of

CSI
Leasing, Inc.
Specific leased
equipment

and
software

Schedule 6.9
to
Credit Agreement
Existing Investments
1.

Revolving Promissory

Note,

dated February

2,

1997 (amended

as

of June

12, 1997,

as

amended by

that
certain

Amendment

to

Revolving

Promissory

Note,

dated

June

30,

2007,

as

amended

by

that

certain
Amendment to Revolving Promissory

Note, dated June

30, 2012, as

amended by that

certain Amendment
to Revolving Promissory Note, dated June

30, 2017, as amended by that

certain Amendment to Revolving
Promissory Note, dated

June 30, 2019 and

as amended

by that certain Amendment

to Revolving

Promissory
Note, dated

June 30,

2024), by and

between The

Cato Corporation

and Cato

of Texas

whereby The

Cato
Corporation promises to pay

to Cato of Texas the principal sum of $75,000,000.
2.

Intercompany Loan Agreement, dated April 9, 2020,

by and between Cato Overseas Limited and The Cato
Corporation,

whereby

Cato

Overseas

Limited

establishes

a

revolving

line

of

credit

in

the

amount

of
$30,000,000 in favor of The

Cato Corporation.
3.

Loan

Facility,

dated

August

18,

2000

(as

amended

by

that

certain

Amendment

to

Loan

Facility,

dated
November 5, 2005, as

amended by that certain Second Amendment to

Loan Facility, dated June

11, 2009,
as amended by that certain Third Amendment

to Loan Facility, dated January 31, 2015, as amended by that certain Fourth Amendment to Loan

Facility, dated January

31, 2020, and

as amended by that

certain Fifth
Amendment

to

Loan

Facility,

dated

February

1,

2025),

by

and

between

Cato
We
st,

LLC

and

The

Cato
Corporation, whereby

Cato
We
st, LLC establishes

a revolving

line of credit in the amount

of $15,000,000 in
favor of The Cato Corporation.
4.

Intercompany

Loan

Agreement,

dated

October

15,

2018

(as

amended

by

that

certain

Amendment

to
Intercompany Loan

Agreement, dated

December 31,

2023),

by and

between Cato

Overseas Limited

and
Cato Overseas

Services Limited, whereby

Cato Overseas

Limited establishes a

revolving line

of credit

in
the amount of $1,000,000 in

favor of Cato Overseas Services

Limited.

EXHIBIT A
TO
CREDIT AGREEMENT
Form of Borrowing Base Certificate
[See Attached]

17847442v3 10238.01098
A-1

Summary Page Borrowing Base Certificate
BBC Cutoff

Date

1/0/00
BBC Submission

Date

1/0/1900
Name

THE

CATO

CORPORATION-2025
("Borrower")
Accounts

Receivable

and
Inventory

Borrowing

Base

Consolidated
Currency

USD
Net Available

Accounts

Receivable

AR As of:

1/0/1900

IE As of:

1/0/1900

0.00
Net Available

Inventory

Inventory

As of:

1/0/1900

IE As of:

1/0/1900

0.00
Other Assets
Net Available

-
Overadvance 0.00
Net Available

- Other

Assets

0.00
Summary
Total

Collateral

Availability

0.00
Borrowing

Base Reserves

HTO0E
1

Gift Card

(50%)

0.00
2

Gift Cards

to be Issued

for Returns

(50%)

0.00
3

Loyalty

Rewards

(50%)

0.00
4

Layaway

Deposits

0.00
5

Customer

Deposits

0.00
6

Charitable

Donations

0.00
7

Bankcard
Overpayments 0.00
8

Landlord

Lien Reserve

(2 mos)

0.00
9

Amts

Due to

Common

Carriers

/ Pool

Points

> 30 Days

Past Due

0.00
10

Amount

Due to

US Customs

0.00
11

Texas

Sales Tax

0.00
12

Texas

Personal

Property

Tax

0.00
13

Wage

Lien State

0.00
Total

Reserves

Calculated

before

the Credit

Line

0.00
Total

Availability

after

Borrowing

Base Reserves

0.00
Credit

Line

35,000,000.00
Suppressed

Availability

0.00
Availability

before

Reserves

0.00
Credit

Line Reserves

HTO0E
1

0.00
Total

Credit

Line Reserves

0.00
Total

Availability

after

Reserves

before

Loan Balance

and LCs

0.00
Total

Loan Balance

As of:

1/0/00

0.00
Net Availability (BBC Native Currency)
0.00
Net Availability (Facility Currency)
0.00
Minimum Excess Availability
Requirement (The

greater of 10% of the

Loan

Cap or $5.0MM)
0.00
Net Availability
After the Minimum

Excess
Availability Covenant
0.00
The above named Borrower,

pursuant to

that certain Credit

Agreement dated

as of

(as amended, restated,

modified, supplemented,

refinanced, renewed,

or extended from

time
to time, the “Credit

Agreement”), entered into

among, inter alia,

such Borrower,

the lenders signatory

thereto from time

to time and Wells

Fargo Bank, National

Association as the

arranger and
administrative

agent (in such capacity,

together with

its successors and assigns,

if any,

in such capacity,

“Agent”), hereby certifies

to Agent that

the following

items, calculated

in accordance with

the
terms and definitions

set forth in the Credit

Agreement, are true and

correct, and that

each Borrower is

in compliance

with and, after giving

effect to any currently

requested extensions

of credit
under the Credit Agreement,

will be in compliance

with, the terms, conditions,

and provisions

of the Credit Agreement.
Through the electronic

submission and delive

ry of this certificate

by the above named

Borrower,

each Borrower

is deemed to, and

does, represent and

warrant to

Agent that (i)

the preparation

and
delivery of this certificate

have been duly authorized

by all necessary action

on the part of

such Borrower,

(ii)

the certification set

forth above at

the top of this

page is true and correct,

(iii) as of the
date hereof, each

representation or

warranty contained

in or pursuant

to any Loan Document

(as defined in

the Credit Agreement),

any agreement, instrument,

certificate, document

or other writing
furnished at any

time under or in

connection with

any Loan Document,

and as of the effective

date of any currently

requested extension

of credit under the

Credit Agreement, is

true and correct in
all material

respects (except to

the extent any

representation or

warranty expressly

related to an earlier

date, in which ca

se such representation

or warranty

is true and correct

as of such earlier
date), (iv) each of

the covenants

and agreements contained

in any Loan Document

have been performed

(to the extent required

to be performed

on or before the

date hereof or each

such effective
date), (v) no Default

or Event of Defau

lt (as such terms

are defined in the

Credit Agreement) has

occurred and is continuing

on the date hereof,

nor will any

thereof occur after giving

effect to any
currently requested

extension of credit,

and (vi) all

of the foregoing

is true and correct as

of the effective

date of the calculations

set forth above.

This certificate is

a Loan Document

(as defined in
the Credit Agreement).
Responsible Officer: Printed Name: Signature:

EXHIBIT B
TO
CREDIT AGREEMENT
Form of Compliance Certificate
[on Administrative Borrower’s letterhead]
To:

Wells Fargo Bank, National Association
129 High Street, 11th Floor
Boston, MA 02110
Attn:

Portfolio Manager-The Cato Corporation
Re:

Compliance Certificate dated

, 20

Ladies and Gentlemen:
Reference is hereby made

to that certain Credit Agreement,

dated as of March 13, 2025 (as
amended, restated, supplemented,

or otherwise modified

from time to time, the “Credit

Agreement”), by
and among The Cato Corporation, a

Delaware corporation (“Parent”

or the “Administrative Borrower”),
CatoSouth LLC, a North Carolina

limited liability company

(“CatoSouth”), Cato of

Texas L.P.,

a Texas
limited liability company

(“Cato of Texas”), Cato
We
st, LLC, a Nevada limited

liability company
(“CatoWest”), Cato WO LLC, a North Carolina limited liability company (“Cato WO”), Cato of

Georgia,
LLC, a Georgia limited liability

company (“Cato of Georgia”), Cato

of Florida L.L.C., a Florida

limited
liability company (“Cato of

Florida”), Cato of Illinois, LLC,

an Illinois limited liability company

(“Cato of
Illinois”), Cato of North Carolina, LLC, a North

Carolina limited liability

company (“Cato of North
Carolina”), Ohio Cato Stores,

LLC, a Ohio limited liability

company (“Ohio Cato”), Cato

of South
Carolina, LLC, a South Carolina

limited liability company

(“Cato of South Carolina”), Cato

of Tennessee,
LLC, a Tennessee limited

liability company (“Cato of

Tennessee”), and Cato of

Virginia, LLC, a Virginia
limited liability company

(“Cato of Virginia,” and together with Administrative

Borrower, CatoSouth,
Cato of Texas, CatoWest, Cato WO, Cato of Georgia, Cato of Florida, Cato of

Illinois, Cato of North
Carolina, Ohio Cato, Cato

of South Carolina, Cato of

Tennessee, and those additional entities that become
parties to the Credit Agreement

as

Borrowers in accordance with

the terms thereof by executing

the form
of Joinder attached thereto

as Exhibit J-1 (each, a “Borrower”

and individually and collectively, jointly and
severally, the “Borrowers”), Cato Southwest, Inc.,

a Delaware corporation (“Cato Southwest”),

CHW,
LLC, a Delaware limited

liability company (“CHW”),

Cadel LLC, a Delaware limited liability

company
(“CaDel”), catocorp.com, LLC,

a Delaware limited liability company

(“catocorp,” and together with Cato
Southwest, CH W,
and Cadel and any entity that may

become party to the Credit Agreement

as a
Guarantor, individually, each a “Guarantor” and collectively, “Guarantors”) and

Wells Fargo Bank,
National Association, a national banking

association in its capacity as lender

(together with its successors
and assigns “Lender”). Capitalized terms

used herein, but not specifically

defined herein, shall have the
meanings ascribed to them

in the Credit Agreement.
Pursuant to Section 5.1 of the

Credit Agreement, the undersigned

officer of Administrative
Borrower

hereby certifies as of

the date hereof that:

1.

The financial information of Parent

and its Subsidiaries furnished

in Schedule 1 attached hereto
has been prepared in accordance with

GAA
P
(except, in the case of unaudited

financial
statements, for year-end audit adjustments

and the lack of footnotes), and fairly

presents in all
material respects the financial condition

of Parent and its Subsidiaries as of

the date set forth
therein.
2.

Such officer has reviewed the terms

of the Credit Agreement and has

made, or caused to be made
under his/her supervision, a review

in reasonable detail of the transactions

and financial condition
of Parent and its Subsidiaries

during the accounting period

covered by the financial statements
delivered pursuant to Section

5.1 of the Credit Agreement.
3.

Such review has not disclosed

the existence on and as of

the date hereof, and the undersigned

does
not have knowledge of

the existence as of the date hereof,

of any event or condition

that
constitutes a Default or Event of

Default, except for such conditions

or events listed on Schedule 2
attached hereto, in each case specifying

the nature and period of existence

thereof and what action
Parent and/or its Subsidiaries

have taken, are taking, or

propose to take with respect thereto.
4.

The Loan Parties [have/have not] permitted

Excess Availability at any time to be less than the
greater of (a) 10.0% of the

Loan Cap or (b) $5,000,000.
[Signature page follows]

IN WITNESS WHEREOF, this Compliance Certificate

is executed by the undersigned
this

day of

, 20

.
THE CATO

CORPORATION
a Delaware corporation, as

Administrative Borrower
By:

Name:

Title:

B-1

SCHEDULE

1
Financial Information

SCHEDULE

2
Default or Event of Default

EXHIBIT C
TO
CREDIT AGREEMENT
Form of Joinder Agreement
FORM OF JOINDER AGREEMENT
This Joinder Agreement (this “Agreement”),

is entered into as of [

], 202_, by and
among

,

a

[(“New Borrower”)]

[(“New Guarantor”)], and

Wells Fargo Bank,
National Association, a national banking

association (“Lender”).
W I T N E S S E T H:
WHEREAS, pursuant to the Credit

Agreement, dated

as of March 13, 2025 (as amended,

restated,
supplemented or otherwise

modified from time to time, the

“Credit Agreement”), by

and among Lender,
The Cato Corporation, a Delaware corporation

(“Parent” or the “Administrative

Borrower”), , CatoWouth
LLC, a North Carolina limited

liability company

(“CatoSouth”), Cato of Texas L.P., a Texas limited
liability company (“Cato of

Texas”), CatoWest, LLC, a

Nevada limited liability company

(“CatoWest”),
Cato WO LLC, a North Carolina

limited liability company

(“Cato WO”), Cato of Georgia, LLC, a Georgia
limited liability company

(“Cato of Georgia”), Cato of Florida

L.L.C., a Florida limited

liability company
(“Cato of Florida”), Cato of Illinois,

LLC, an Illinois limited liability

company (“Cato of Illinois”), Cato

of
North Carolina, LLC, a North

Carolina limited liability

company (“Cato of North Carolina”), Ohio

Cato
Stores, LLC, a Ohio limited

liability company (“Ohio Cato”), Cato

of South Carolina, LLC, a South
Carolina limited liability

company (“Cato of South Carolina”),

Cato of Tennessee, LLC, a Tennessee
limited liability company

(“Cato of Tennessee”), and Cato of Virginia, LLC, a Virginia limited liability company (“Cato of Virginia,” and together with

Administrative Borrower, CatoSouth, Cato of

Texas,
CatoWest, Cato WO, Cato of Georgia, Cato of Florida,

Cato of Illinois, Cato of North Carolina,

Ohio Cato,
Cato of South Carolina, and

Cato of Tennessee, and together with any entity that may

become party to the
Credit Agreement as a Borrower, individually, each a “Borrower” and collectively, “Borrowers”),

and
Cato Southwest, Inc., a Delaware

corporation (“Cato Southwest”),

CHW, LLC, a Delaware limited
liability company (“CHW”),

Cadel LLC, a Delaware limited

liability company (“CaDel”), catocorp.com,
LLC, a Delaware limited liability

company (“catocorp,” and together

with Cato Southwest, CH
W, and
CaDel and any entity that may

become party to the Credit Agreement

as a Guarantor, individually, each a
“Guarantor” and collectively, “Guarantors”), Lender

has agreed to make

or issue Revolving Loans,

Letters
of Credit and other certain financial

accommodations thereunder;
WHEREAS, initially capitalized

terms used but not defined herein

shall have the meanings
assigned to such terms in the

Credit Agreement;
WHEREAS, pursuant to the Intercompany

Subordination Agreement, dated as

of March 13, 2025
(as amended, restated, supplemented

or otherwise modified from

time to time, the

“Intercompany
Subordination Agreement”),

by and among Lender, Borrowers, Guarantors,

and each of Parent’s other
Subsidiaries listed on the signature

pages hereto as an obligor

(such Subsidiaries, together

with Parent, are
referred to hereinafter each

individually as a “Obligor”,

and individually and collectively, jointly and
severally, as “Obligors”), each Obligor has

agreed to the subordination

of indebtedness of each other
Obligor owed to such Obligor

on the terms set forth therein;
WHEREAS, [New Borrower]

[New Guarantor] is required

to become a party to the Credit
Agreement by, among other things, executing

and delivering this Agreement

to Lender; and

WHEREAS, [New Borrower]

[New Guarantor] has determined

that the execution, delivery

and
performance of this Agreement

directly benefit, and are within the

corporate purposes and in

the best
interests of, [New Borrower] [New

Guarantor], by virtue of the financial

accommodations available to
[New Borrower] [New Guarantor]

from time to time pursuant

to the terms and conditions of

the Credit
Agreement.
NO W,
THEREFORE, in consideration

of the foregoing and the mutual

covenants herein
contained, and for other good

and valuable consideration,

the receipt and sufficiency of which

are hereby
acknowledged, each of the

parties hereto hereby agrees as

follow:
1.

Joinder of [New Borrower] [New Guarantor]

to the Credit Agreement.

By its execution of this
Agreement, [New Borrower]

[New Guarantor] hereby

(a) agrees that from and after the date

of this
Agreement it shall be a party

to the Credit Agreement as a [“Borrower”][“Guarantor”]

and shall be bound
by all of the terms, conditions,

covenants, agreements and

obligations set forth in the Credit Agreement,
(b) accepts joint and several

liability for the Obligations

pursuant to the terms of the Loan Documents,

and
(c) confirms that, after giving

effect to the supplement to the Schedules

to the Credit Agreement provided
for in Section 2 below, the representations and warranties

contained in Section 4 of

the Credit Agreement
are true and correct as they relate

to [New Borrower] [New Guarantor]

as of the date this Agreement.

[New Borrower] [New Guarantor]

hereby agrees that each reference

to a [“Borrower” or the “Borrowers”]
[“Guarantor” or the “Guarantors”]

in the Credit Agreement

and the other Loan Documents

shall include
[New Borrower] [New Guarantor].

[New

Borrower] [New Guarantor]

acknowledges that it has received

a
copy of the Credit Agreement

and the other Loan Documents

and that it has read and understands

the
terms thereof.
2.

Updated Schedules.

Attached as Exhibit A hereto

are
updated

copies of Schedule 4.16 and
Schedules [

] to the

Credit Agreement revised

to include all information

required to be provided
therein including information

with respect to [New Borrower] [New

Guarantor].

Each such Schedule shall
be attached to the Credit Agreement,

and on and after the date hereof

all references in any Loan Document
to any such Schedule to the Credit

Agreement shall mean

such Schedule as so amended;

provided, that,
any use of the term “as of

the date hereof” or any term

of similar import, in any provision of the

Credit
Agreement relating to [New Borrower]

[New Guarantor]

or any of the information

amended by such
Schedule hereby, shall be deemed to refer to the date of

this Agreement.
3.

Joinder of [New Borrower] [New Guarantor]

to the Intercompany Subordination

Agreement. By its
execution of this Agreement,

[New Borrower] [New Guarantor]

hereby (a) agrees

that from and after the
date of this Agreement

it shall be an Obligor under the

Intercompany Subordination Agreement

as if it
were a signatory thereto and

shall be bound by all of the provisions

thereof, and (b) agrees that it

shall
comply with and be subject

to all the terms, conditions,

covenants, agreements and

obligations set forth in
the Intercompany Subordination

Agreement.

[New Borrower] [New Guarantor] hereby

agrees that each
reference to an “Obligor” or

the “Obligors” in the Intercompany

Subordination Agreement shall

include
[New Borrower] [New Guarantor].

[New Borrower] [New

Guarantor] acknowledges

that it has received a
copy of the Intercompany Subordination

Agreement and that it has

read and understands the terms

thereof.
4.

Representations and Warranties of [New Borrower] [New Guarantor].

[New Borrower]
[New Guarantor] hereby represents

and warrants to Lender as

follows:
(a)

It (i) is duly organized and existing

and in good standing under the

laws of the
jurisdiction of its organization,

(ii) is qualified to do business

in any state where the failure to be

so
qualified could reasonably

be expected to result in a Material Adverse

Effect, and (iii) has all requisite
power and authority to own

and operate its assets, to carry

on its business as now conducted

and as

proposed to be conducted, to

enter into this Agreement

and the other Loan Documents

to which it is made
a party and to carry out the transactions

contemplated hereby and

thereby.
(b)
The execution, delivery, and performance by it of

this Agreement and any other

Loan
Document to which [New Borrower]

[New Guarantor] is made a party (i) have

been duly authorized by
all necessary action on the part of New

Borrower and (ii) do not

and will not (A) violate any material
provision of federal, state, or

local law or regulation applicable

to [New Borrower] [New Guarantor]

or its
Subsidiaries, the Governing

Documents of [New Borrower]

[New Guarantor] or its Subsidiaries,

or any
order, judgment, or decree of any court or

other Governmental Authority

binding on [New Borrower]
[New Guarantor] or its Subsidiaries,

(B) conflict with, result

in a breach of, or constitute (with

due notice
or lapse of time or both) a default

under any Material Contract

of [New Borrower] [New Guarantor]

or its
Subsidiaries where any such

conflict, breach or default could

individually or in the aggregate

reasonably
be expected to have a Material Adverse

Effect, (C) result in or require

the creation or imposition of

any
Lien of any nature whatsoever

upon any assets of New Borrower, other than Permitted Liens,

or (D)
require any approval of [New Borrower’s]

[New Guarantor’s] interest holders or

any approval or consent
of any Person under any material

agreement of [New Borrower]

[New Guarantor], other than consents or
approvals that have been obtained

and that are still in force and effect and

except, in the case of material
agreements, for consents or

approvals, the failure to obtain

could not individually

or in the aggregate
reasonably be expected to cause

a Material Adverse Effect.
(c)

This Agreement and each Loan

Document to which [New

Borrower] [New Guarantor]

is
a party is the legally valid and

binding obligation of [New

Borrower] [New Guarantor], enforceable
against [New Borrower] [New

Guarantor] in accordance with its respective

terms, except as enforcement
may be limited by equitable

principles or by bankruptcy, insolvency, reorganization, moratorium,

or
similar laws relating to or

limiting creditors’ rights generally.
(d)
Each other representation and

warranty applicable to [New

Borrower] [New Guarantor]
as a [Borrower][Guarantor]

under the Loan Documents

is true, correct and complete, in all material
respects (except that such materiality

qualifier shall not be applicable

to any representations and
warranties that already are

qualified or modified by materiality

in the text thereof) on and as of

the date
hereof, as though made

on such date (except to the extent

that such representations and warranties

relate
solely to an earlier date).
5.

Additional Requirements.

Concurrent with the execution and

delivery of this Agreement,
Lender shall have received

the following, each in form

and substance satisfactory

to Lender:
(a)

a Joinder No.

to the Security Agreement,

dated as of the date hereof, by and

among
[New Borrower] [New Guarantor]

and Lender (“Joinder No.

to Security Agreement”), together

with
the original Equity Interest

certificates, if any, representing all of the Equity Interests of the Subsidiaries
of [New Borrower] [New Guarantor]

required to be pledged under

the Security Agreement and

any
original promissory notes of

[New Borrower] [New Guarantor],

accompanied by undated

Equity Interest
powers/transfer forms executed

in blank, and the same shall be

in full force and effect;
(b)
a Pledged Interests Addendum

by

, a

_, dated as of the date hereof,
with respect to the pledge of Equity

Interest of [New Borrower] [New Guarantor],

owned by

,
together with the original stock

certificates, if any, representing all of the Equity Interests of [New
Borrower] [New Guarantor]

held by

_, accompanied by undated

stock

powers executed in blank
and other proper instruments of

transfer, and the same shall be in full

force and effect;
(c)

[Joinder No.

to the Guaranty Agreement

dated as of the date hereof,

by and among
[New Borrower][New Guarantor] and Lender

(“Joinder No.

to Guaranty Agreement”);]

(d)
appropriate financing statement

to be filed in the office of the

Secretary of State
against [New Borrower] [New

Guarantor] to perfect Lender’s

Liens in and to the Collateral

of [New
Borrower] [New Guarantor];
(e)

a certificate from the Secretary of

[New Borrower] [New Guarantor],

dated as of the date
hereof, (i) attesting to the resolutions

of [New Borrower’s] [New Guarantor’s] [Board of
Directors][Managers] authorizing its execution,

delivery, and performance of this Agreement

and the
other Loan Documents to which

[New Borrower] [New Guarantor]

is or will become

a party, (ii)
authorizing officers of [New Borrower]

[New Guarantor] to execute

the same, and (iii) attesting

to the
incumbency and signatures

of such specific officers of [New Borrower]

[New Guarantor];
(f)

a certificate of status with respect

to [New Borrower] [New Guarantor], dated

as of a
recent date, such certificate to be

issued by the appropriate officer of the

jurisdiction of organization of
[New Borrower] [New Guarantor],

which certificate shall indicate

that [New Borrower] [New Guarantor]
is in good standing in such

jurisdiction;
(g)
certificates of status with respect

to [New Borrower] [New Guarantor],

dated as of a
recent date, such certificates to be

issued by the appropriate officer of the

jurisdictions (other than the
jurisdiction of organization of [New Borrower]

[New Guarantor]) in which

the failure to be duly qualified
or licensed would constitute

a Material Adverse Effect, which

certificates shall indicate that [New
Borrower] [New Guarantor] is in good

standing in such

jurisdictions;
(h)
copies of [New Borrower’s] [New Guarantor’s]

Governing Documents, as

amended,
modified or supplemented to

the date hereof, certified by

the Secretary of [New Borrower] [New
Guarantor]; and
(i)

evidence that [New Borrower] [New

Guarantor] has been added

to the Loan Parties’
existing insurance policies required

by Section 5.6 of the Credit

Agreement;
(j)

a customary opinion of counsel

regarding such matters as

to [New Borrower] [New
Guarantor] as Lender or its counsel

may reasonably request,

and which is otherwise in form

and
substance reasonably satisfactory to Lender

(it being understood that such

opinion shall be limited to this
Agreement, and the documents

executed or delivered in

connection herewith (including

the financing
statement filed against [New

Borrower] [New Guarantor]);

and
(k)
such other agreements, instruments,

approvals or other documents

requested by Lender
prior to the date hereof in order

to create, perfect and establish

the first priority of, or otherwise

protect,
any Lien purported to be covered

by any Loan Document or otherwise

to effect the intent that [New
Borrower] [New Guarantor]

shall become bound by all of

the terms, covenants and agreements

contained
in the Loan Documents and that, to

the extent set forth in the Credit

Agreement and the Security
Agreement, all property and assets

of [New Borrower] [New Guarantor]

shall become Collateral for

the
Obligations.
6.

Further Assurances.

At any time upon the reasonable

request of Lender, [New Borrower]
[New Guarantor] shall promptly

execute and deliver to Lender such additional

documents as Lender shall
reasonably request pursuant

to the Credit Agreement and the other

Loan Documents, in each case

in form
and substance reasonably satisfactory

to Lender.
7.

Notices.

Notices to [New Borrower] [New

Guarantor] shall be given in the

manner set forth
for Borrowers in Section 9.3 of the Credit Agreement.

8.

Choice of Law and Venue; Jury Trial Wa
iver; Judicial Reference.

THIS AGREEMENT SHALL
BE SUBJECT TO THE PROVISIONS

REGARDING CHOICE OF

LAW AND VENUE, JU
RY TRIA L
WA IVER, AND JUDICIA L REFERENCE SET FORTH IN SECTION 10 OF THE CREDIT
AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY

THIS REFERENCE,
MUTATIS MUTANDIS .
9.

Binding Effect.

This Agreement shall be binding

upon [New Borrower] [New Guarantor],
and the other Loan Parties and

shall inure to the benefit of Lender, together

with their respective
successors and permitted assigns.
10.

Effect on Loan Documents.
(a)

Except as contemplated

to be supplemented hereby, the Credit Agreement,

the
Intercompany Subordination Agreement

and each other Loan Document

shall continue to be, and shall
remain, in full force and effect.

Except as expressly contemplated

hereby, this Agreement shall not be
deemed (i) to be a waiver of,

or consent to, or a modification

or amendment of any

other term or condition
of the Credit Agreement,

the Intercompany Subordination

Agreement or any of

the instruments or
agreements referred to therein,

as the same may

be amended or modified from

time to time.
(b)
Each reference in the Credit Agreement

and the other Loan Documents

to
[“Borrower”][“Guarantor”], “Obligor”

or words of like import referring

to a [Borrower][Guarantor] or an
Obligor shall include and refer

to [New Borrower] [New Guarantor]

and (b) each reference in the

Credit
Agreement, Intercompany

Subordination Agreement

or any other Loan Document

to this “Agreement”,
“hereunder”, “herein”, “hereof”,

“thereunder”, “therein”, “thereof”,

or words of like import referring

to
the Credit Agreement, Intercompany

Subordination Agreement or any

other Loan Document shall mean
and refer to such agreement

as supplemented by this Agreement.
11.

Miscellaneous.
(a)

This Agreement is a Loan Document.

This Agreement may be executed

in any number of
counterparts and by different parties

on separate counterparts, each

of which, when executed and
delivered, shall be deemed

to be an original, and all of

which, when taken together,

shall constitute but
one and the same agreement.

Execution of any such counterpart

may be by means of

(i) an electronic
signature that complies with

the federal Electronic Signatures

in Global and National Commerce

Act, as in
effect from time to time, state enactments

of the Uniform Electronic

Transactions Act, as in effect from
time to time, or any other relevant

and applicable electronic signatures

law; (ii) an original manual
signature; or (iii) a faxed, scanned,

or photocopied manual signature.

Each electronic signature

or faxed,
scanned, or photocopied manual

signature shall for all purposes

have the same validity, legal effect, and
admissibility in evidence as an original

manual signature.

Any party delivering an executed

counterpart of
this Agreement by telefacsimile

or other electronic image

scan transmission also shall deliver

an original
executed counterpart of

this Agreement but the failure

to deliver an original executed

counterpart shall not
affect the validity, enforceability, and binding effect of this Agreement.
(b)
Any provision of this Agreement

which is prohibited or unenforceable

shall be ineffective
to the extent of such prohibition

or unenforceability without

invalidating the remaining provisions

hereof
in that jurisdiction or affecting the validity

or enforceability of such provision

in any other jurisdiction.

Each provision of this Agreement

shall be severable from

every other provision of this Agreement

for the
purpose of determining

the legal enforceability of any specific provision.

(c)

Headings and numbers have

been set forth herein for convenience

only.

Unless the
contrary is compelled by the

context, everything contained

in each Section applies

equally to this entire
Agreement.
(d)
Neither this Agreement

nor any uncertainty or ambiguity

herein shall be construed against
Lender or [New Borrower] [New

Guarantor], whether under any

rule of construction or otherwise.

This
Agreement has been reviewed

by all parties and shall be

construed and interpreted

according to the
ordinary meaning of the words

used so as to accomplish

fairly the purposes and intentions

of all parties
hereto.
(e)

The pronouns used herein shall

include, when appropriate, either

gender and both
singular and plural, and the

grammatical construction of sentences

shall conform thereto.
(f)

This Agreement shall be subject

to the rules of construction set

forth in Section 1.4 of the
Credit Agreement, and such

rules of construction are incorporated

herein by this reference,
mutatis
mutandis .
[remainder of this page intentionally

left blank].

IN WITNESS WHEREOF, [New Borrower] [New Guarantor]

and Lender have caused

this
Agreement to be duly executed by

its authorized officer as of the day

and year first above written.
[NEW BORROWER] [NEW ,
GUARANTOR]: a
By:
Name:
Title:

LENDER:

WELLS FARGO

BANK, NATIONAL ASSOCIATION
,
a national banking association
By:
Name:
Title:

Exhibit

A

Schedule 4.16
Capitalization and Subsidiaries

EXHIBIT D
TO
CREDIT AGREEMENT
Form of SOFR Loan Notice
Wells Fargo Bank, National Association
129 High Street, 11
th
Floor
Boston, MA 02110
Attn:

Portfolio Manager-The Cato Corporation
Ladies and Gentlemen:
Reference is hereby made

to the Credit Agreement, dated as of

March 13, 2025 (as amended,
restated, supplemented, or

otherwise modified from

time to time, the “Credit Agreement”),

by and among
The Cato Corporation, a Delaware

corporation (“Parent” or the

“Administrative Borrower”), CatoSouth
LLC, a North Carolina limited

liability company (“CatoSouth”),

Cato of Texas L.P.,

a Texas limited
liability company (“Cato of

Texas”), CatoWest, LLC, a Nevada limited liability

company (“CatoWest”),
Cato WO LLC, a North Carolina

limited liability company

(“Cato WO”), Cato of Georgia, LLC, a Georgia
limited liability company

(“Cato of Georgia”),

Cato of Florida, LLC, a Florida

limited liability company
(“Cato of Florida”), Cato of Illinois,

LLC, an Illinois limited

liability company (“Cato of Illinois”),

Cato of
North Carolina, LLC, a North

Carolina limited liability

company (“Cato of North Carolina”),

Ohio Cato
Stores, LLC, a Ohio limited

liability company (“Ohio Cato”),

Cato of South Carolina, LLC,

a South
Carolina limited liability

company (“Cato of South Carolina”),

Cato of Tennessee, LLC,

a Tennessee
limited liability company

(“Cato of Tennessee”), and Cato of Virginia, LLC, a Virginia limited liability company (“Cato of Virginia,” and together with

Administrative Borrower, CatoSouth, Cato of

Texas,
CatoWest, Cato WO, Cato of Georgia, Cato of Florida,

Cato of Illinois, Cato of North Carolina,

Ohio Cato,
Cato of South Carolina, and

Cato of Tennessee, and together with any entity that may

become party to the
Credit Agreement as a Borrower, individually, each a “Borrower” and collectively, “Borrowers”),

Cato
Southwest, Inc., a Delaware corporation

(“Cato Southwest”), CHW, LLC, a Delaware limited liability
company (“CHW”), Cadel

LLC, a Delaware limited liability

company (“CaDel”), catocorp.com,

LLC, a
Delaware limited liability company

(“catocorp” and together with Cato

Southwest, CH
W, and CaDel and
any entity that may

become party to the Credit Agreement as a

Guarantor, individually, each a “Guarantor”
and collectively, “Guarantors”) and Wells Fargo Bank, National Association, a national banking
association (“Lender”).
Capitalized terms used herein, but

not specifically defined herein,

shall have the meanings

assigned
to them in the Credit Agreement.
This SOFR Loan Notice represents

Borrowers’ request for a SOFR

Loan in the amount of

$

(the “SOFR Advance”).
The SOFR Advance will have

an Interest Period of [1, 3, or 6
]
month(s).
Such Interest Period is requested

to commence on

.
This SOFR Loan Notice further

confirms Borrowers’ acceptance,

for purposes of determining

the
rate of interest based on SOFR

as determined pursuant to the Credit

Agreement.

Administrative Borrower

represents and warrants that (i) as of

the date hereof, the representations
and warranties of Parent, the

Borrowers or their Subsidiaries

contained in the Credit Agreement

and in the
other Loan Documents are

true and correct in all

material respects (except that

such

materiality qualifier
shall not be applicable to any

representations and warranties that already

are qualified or modified by
materiality in the text thereof) on

and as of the date hereof,

as though made on and as of

such date (except
to the extent that such representations

and warranties relate solely to an

earlier date, in which case such
representations and warranties

shall be true and correct

in all material respects (except

that such materiality
qualifier shall not be applicable

to any representations and warranties

that already are qualified or modified
by materiality in the text

thereof) as of such earlier date)),

and (ii) no Event of Default has occurred

and is
continuing on the date hereof,

nor will any thereof occur

after giving effect to the request above.
This SOFR Loan Notice may

be executed in any number of counterparts

and by different parties on
separate counterparts, each

of which, when executed

and delivered, shall be deemed

to be an original, and
all of which, when taken

together, shall constitute but one and the

same agreement.

Execution of any such
counterpart may be by means

of (i) an electronic signature

that complies with the federal Electronic
Signatures in Global and National

Commerce Act, as in effect from

time to time, state enactments of

the
Uniform Electronic Transactions Act, as in

effect from time to time, or any

other relevant and applicable
electronic

signatures law; (ii) an original

manual signature; or (iii) a

faxed, scanned, or photocopied

manual
signature.

Each electronic signature

or faxed, scanned, or photocopied

manual signature shall

for all
purposes have the same validity, legal effect, and admissibility in evidence as an original manual

signature.

If requested by Lender, any party delivering

an executed counterpart of this SOFR

Loan Notice by
telefacsimile or other electronic

image scan transmission

also shall deliver an original

executed counterpart
of this SOFR Loan Notice

but the failure to deliver an

original executed counterpart

shall not affect the
validity, enforceability, and binding effect of this SOFR Loan Notice.
[signature page follows]

Dated:

THE CATO

CORPORATION,
as Administrative Borrower
By

Name:

Title:

Acknowledged by:
WELLS FARGO BANK, NATIONAL
ASSOCIATION , a national banking
association
By:

Name:

Title:

EXHIBIT E
TO
CREDIT AGREEMENT
Form of Credit Card Notification
[Prepare on Borrower’s letterhead – One for each

Processor]

_,

To:

[Name and Address of Credit

Card Processor or Credit

Card Issuer] (The “Credit

Card
Company”)
Re:

Merc
hant
Acco
unt
Num
ber:

(the

“Company”)
Dear Sir/Madam:
Pursuant to the Credit Agreement,

dated as of March 13, 2025 (as

amended, restated, amended and
restated, supplemented, or

otherwise modified and in effect from

time to time, the “Credit Agreement”),

by
and among The Cato Corporation, a

Delaware corporation, the

other Borrowers from

time to time party
thereto, the Guarantors from

time to time party thereto, and Wells Fargo Bank, National Association
(“Lender”), and the other Loan

Documents (as defined

in the Credit Agreement), the Company

has granted
to Lender a security interest

in and to, among

other things, all payments with respect to

credit

card charges
(the “Charges”) submitted

by the Company to the Credit Card Company

for processing and the amounts
which the Credit Card Company

owes to the Company on account

thereof
(the “Credit Card Proceeds”).
1.

Until the Credit Card Company

receives written notification from

an officer of Lender
that the interest of the Lender in the

Charges and Credit Card Proceeds has

been terminated, all amounts
as may become due from

time to time from the Credit Card Company

to the Company shall continue to
be transferred only as follows:
(a)

By ACH, Depository Transfer Check, or Electronic

Depository Transfer to:
[Name of Bank]
ABA #:
Account No.:
Re:
or
(b)

As the Credit Card Company may

be instructed from time to time in writing

by an officer
of Lender.
2.

Upon request of Lender, a copy of each periodic

statement provided by the Credit

Card
Company to the Company

should be provided to Lender at

the following address (which

address may be
changed upon seven (7) days’

written notice given to the Credit

Card Company

by Lender):
E-1

Wells Fargo Bank, National Association, as Agent
125 High Street, 11
th
Floor
Boston, Massachusetts 02110
Attention: Portfolio Manager –

The Cato Corporation
Fax: 866-664-9353
Email:

3.

The Credit Card Company shall be

fully protected in acting

on any order or direction by
Lender respecting the Charges

and the Credit Card Proceeds without

making any inquiry whatsoever

as to
Lender’s right or authority to give

such order or direction or as to the

application of any payment made
pursuant thereto. Nothing contained

herein is intended to, nor

shall it be deemed to,

modify the rights and
obligations of the Company and Lender

under the terms of the Credit

Agreement and the Loan

Documents
executed in connection therewith between,

among others, the Company

and Lender.
This Credit Card Notification may be amended

only by the written agreement of the

Credit Card
Company, the Company,

and an offic

er of Lender and may be terminated solely by

written notice signed
by an officer of Lender.
Very truly yours,

, as the Company
By:
Name:
Title:
cc:

Wells Fargo Bank, National Association

EXHIBIT F
TO
CREDIT AGREEMENT
Cash Management Structure
[See Attached]

Account

overview

– Springing
Pay-Down
Wells Fargo Capital

Finance is the trade name

for certain asset-based

lending services, senior

secured lending services,

accounts receivable and

purchase order finance

services, and channel finance

services of Wells Fargo

& Company and its
subsidiaries.
1